UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(A) of
the Securities Exchange Act of 1934 (Amendment No. )

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ALPHABET INC.

(Name of Registrant as Specified In its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Notice of 2016 Annual Meeting
of Stockholders and Proxy Statement

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION

Alphabet Inc.

1600 Amphitheatre Parkway
Mountain View, California 94043
(650) 253-0000

April    , 2016

Dear Stockholders:

We are pleased to invite you to attend our 2016 Annual Meeting of Stockholders (Annual Meeting) to be held on Wednesday, June 8, 2016 at 9:00 a.m., local time, at our headquarters at 1600 Amphitheatre Parkway, Mountain View, California 94043. For your convenience, we are also pleased to offer a live webcast of our Annual Meeting at https://www.youtube.com/c/AlphabetIR.

Details regarding admission to the Annual Meeting and the business to be conducted are described in the Notice of Internet Availability of Proxy Materials (Notice) you received in the mail and in this proxy statement. We have also made available a copy of our 2015 Annual Report to Stockholders (Annual Report) with this proxy statement. We encourage you to read our Annual Report. It includes our audited financial statements and provides information about our business.

We have elected to provide access to our proxy materials over the Internet under the U.S. Securities and Exchange Commission’s “notice and access” rules. We are constantly focused on improving the ways people connect with information, and believe that providing our proxy materials over the Internet increases the ability of our stockholders to connect with the information they need, while reducing the environmental impact of our Annual Meeting. If you want more information, please see the Questions and Answers section of this proxy statement or visit the 2016 Annual Meeting section of our Investor Relations website.

Your vote is important. Whether or not you plan to attend the Annual Meeting, we hope you will vote as soon as possible. You may vote over the Internet, as well as by telephone, or, if you requested to receive printed proxy materials, by mailing a proxy or voting instruction form. Please review the instructions on each of your voting options described in this proxy statement, as well as in the Notice you received in the mail.

Also, please let us know if you plan to attend our Annual Meeting by marking the appropriate box on the enclosed proxy card, if you requested to receive printed proxy materials, or, if you vote by telephone or over the Internet, by indicating your plans when prompted.

Thank you for your ongoing support of, and continued interest in Alphabet. We look forward to seeing you at our Annual Meeting.

Sincerely,

Larry Page Chief Executive Officer	Sergey Brin President	Eric E. Schmidt Executive Chairman of the Board of Directors

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION

ALPHABET INC.

NOTICE OF 2016 ANNUAL MEETING OF STOCKHOLDERS

Time and Date	9:00 a.m., local time, on Wednesday, June 8, 2016.
Place	Alphabet’s headquarters, 1600 Amphitheatre Parkway, Mountain View, California 94043.
Live Webcast	Available at https://www.youtube.com/c/AlphabetIR, starting at 9:00 a.m., Mountain View time, on Wednesday, June 8, 2016.

Items of Business	(1)	To elect eleven members of the Board of Directors of Alphabet (the Board of Directors) to hold office until the next annual meeting of stockholders or until their respective successors have been elected and qualified.

	(2)	To ratify the appointment of Ernst & Young LLP as Alphabet’s independent registered public accounting firm for the fiscal year ending December 31, 2016.

	(3)	To approve an amendment to Alphabet’s 2012 Stock Plan to increase the share reserve by 11,500,000 shares of Class C capital stock.

	(4)	To approve an amendment to the Fourth Amended and Restated Certificate of Incorporation of Google Inc., Alphabet’s wholly owned subsidiary, to remove a provision that requires the vote of the stockholders of Alphabet, in addition to the vote of Alphabet (as sole stockholder), in order for Google to take certain actions.

	(5)	To consider and vote upon a stockholder proposal regarding equal shareholder voting, if properly presented.

	(6)	To consider and vote upon a stockholder proposal regarding a lobbying report, if properly presented.

	(7)	To consider and vote upon a stockholder proposal regarding a political contributions report, if properly presented.

	(8)	To consider and vote upon a stockholder proposal regarding the adoption of a majority vote standard for the election of directors, if properly presented.

	(9)	To consider and vote upon a stockholder proposal regarding an independent chairman of the board policy, if properly presented.

	(10)	To consider and vote upon a stockholder proposal regarding a report on gender pay, if properly presented.

	(11)	To consider such other business as may properly come before the meeting.

Adjournments and Postponements	Any action on the items of business described above may be considered at the Annual Meeting at the time and on the date specified above or at any time and date to which the Annual Meeting may be properly adjourned or postponed.

Record Date	You are entitled to vote only if you were an Alphabet stockholder of Class A or Class B common stock as of the close of business on April 11, 2016 (Record Date).

Voting	Your vote is very important. Whether or not you plan to attend the Annual Meeting, we encourage you to read this proxy statement and submit your proxy or voting instructions as soon as possible. For specific instructions on how to vote your shares, please refer to the instructions on the Notice of Internet Availability of Proxy Materials (Notice) you received in the mail, the section titled “Questions and Answers About the Proxy Materials and the Annual Meeting” beginning on page 1 of this proxy statement or, if you requested to receive printed proxy materials, your enclosed proxy card.

By order of the Board of Directors,

Larry Page	Eric E. Schmidt
Chief Executive Officer	Executive Chairman of the Board of Directors

This notice of Annual Meeting and proxy statement and form of proxy are being distributed and made available on or about April    , 2016.

In this proxy statement, the words “Alphabet,” “the company,” “we,” “our,” “ours,” “us” and similar terms refer to Alphabet Inc. and its consolidated subsidiaries, unless the context indicates otherwise, and the word “Google” refers to Google Inc., a wholly owned subsidiary of Alphabet.

ALPHABET INC.  |  2016 Proxy Statement

IMPORTANT NOTICE REGARDING INTERNET AVAILABILITY OF PROXY MATERIALS

This proxy statement and our 2015 Annual Report to Stockholders, which includes our Annual Report on Form 10-K for fiscal year ended December 31, 2015, are available at https://abc.xyz/investor/other/annual-meeting.html.

INCORPORATION BY REFERENCE

To the extent that this proxy statement has been or will be specifically incorporated by reference into any other filing of Alphabet under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (Exchange Act), the sections of this proxy statement titled “Report of the Audit Committee of the Board of Directors” (to the extent permitted by the rules of the U.S. Securities and Exchange Commission (SEC)) and “Executive Compensation—Leadership Development and Compensation Committee Report” shall not be deemed to be so incorporated, unless specifically stated otherwise in such filing.

ALPHABET INC.  |  2016 Proxy Statement

2016 PROXY STATEMENT SUMMARY

This summary highlights information contained elsewhere in this proxy statement. This summary does not contain all of the information that you should consider, and you should read the entire proxy statement carefully before voting.

On August 10, 2015, Google announced plans to create a new public holding company, Alphabet, by implementing a holding company reorganization (the “Reorganization”). On October 2, 2015, Google implemented the Reorganization, which resulted in Alphabet becoming the successor issuer to Google.

Annual Meeting of Stockholders

Time and Date:	9:00 a.m., local time, on Wednesday, June 8, 2016.

Place:	Alphabet’s headquarters at 1600 Amphitheatre Parkway, Mountain View, California 94043.

Record Date:	April 11, 2016.

Voting:	Holders of Class A or Class B common stock as of the Record Date are entitled to vote. Each share of Class A common stock is entitled to one (1) vote for each director nominee and one (1) vote for each of the proposals to be voted on. Each share of Class B common stock is entitled to ten (10) votes for each director nominee and ten (10) votes for each of the proposals to be voted on. The holders of the shares of Class A common stock and Class B common stock are voting as a single class on all matters. Holders of Class C capital stock have no voting power as to any items of business that will be voted on at the Annual Meeting.

Entry:	You are entitled to attend the Annual Meeting only if you were an Alphabet stockholder as of the close of business on the Record Date or hold a valid proxy for the Annual Meeting. If you are not a stockholder of record but hold shares through a broker, bank, trustee, or nominee (i.e., in street name), you should provide proof of beneficial ownership as of the Record Date, such as your most recent account statement prior to the Record Date, and a copy of the voting instruction form provided by your broker, bank, trustee, or nominee, or similar evidence of ownership.

You should be prepared to present valid photo identification for admittance. If you do not provide photo identification or comply with the other procedures outlined above, you will not be admitted to the Annual Meeting. For security reasons, you and your bags will be subject to search prior to your admittance to the Annual Meeting. Please let us know if you plan to attend the Annual Meeting by marking the appropriate box on the enclosed proxy card, if you requested to receive printed proxy materials, or, if you vote by telephone or over the Internet, by indicating your plans when prompted. Since seating is limited, admission to the Annual Meeting will be on a first-come, first-served basis.

If you decide to attend the Annual Meeting in person, upon your arrival you will need to register as a visitor with the registration desk at the Shoreline Amphitheatre located at 1 Amphitheatre Parkway, Mountain View, California 94043. See the section titled “Information Concerning Alphabet’s Annual Meeting of Stockholders” for further instructions. Check-in will begin at the Shoreline Amphitheatre at 7:30 a.m., local time, and you should allow ample time for the check-in procedures.

ALPHABET INC.  |  2016 Proxy Statement

Voting Matters

		Alphabet Board
		Voting	Page Reference
Proposal		Recommendation	(for more detail)
Management Proposals:
(1)	Election of eleven directors	FOR each nominee	45
(2)	Ratification of the appointment of Ernst & Young LLP as Alphabet’s independent registered public accounting firm for the fiscal year ending December 31, 2016	FOR	46
(3)	An amendment to Alphabet’s 2012 Stock Plan to increase the share reserve by 11,500,000 shares of Class C capital stock	FOR	47
(4)	An amendment to the Fourth Amended and Restated Certificate of Incorporation of Google to remove a provision that requires the vote of the stockholders of Alphabet, in addition to the vote of Alphabet (as sole stockholder), in order for Google to take certain actions	FOR	52
Stockholder Proposals:
(5)	Stockholder proposal regarding equal shareholder voting	AGAINST	55
(6)	Stockholder proposal regarding a lobbying report	AGAINST	57
(7)	Stockholder proposal regarding a political contributions report	AGAINST	59
(8)	Stockholder proposal regarding the adoption of a majority vote standard for the election of directors	AGAINST	61
(9)	Stockholder proposal regarding an independent chairman of the board policy	AGAINST	63
(10)	Stockholder proposal regarding a report on gender pay	AGAINST	65

ALPHABET INC.  |  2016 Proxy Statement

Director Nominees

The following table provides summary information about each director nominee as of April 11, 2016.

						Membership on
		Director		Experience/		Standing Committees
Name	Age	Since	Occupation	Qualification	Independent	AC	LDCC	NCGC	EC
Larry Page	43	1998	Chief Executive Officer, Alphabet, Co-Founder and Director	Leadership, Technology					X
Sergey Brin	42	1998	President, Alphabet, Co-Founder and Director	Leadership, Technology					X
Eric E. Schmidt	60	2001	Executive Chairman of the Board of Directors of Alphabet	Leadership, Technology					C
L. John Doerr	64	1999	General Partner of Kleiner Perkins Caufield & Byers	Leadership, Technology, Finance, Global, Industry	X	X
Diane B. Greene	60	2012	Senior Vice President, Google, Former Chief Executive Officer and President of VMware	Leadership, Technology, Finance
John L. Hennessy	63	2004	President of Stanford University	Leadership, Education, Technology	X,L			C
Ann Mather	56	2005	Former Chief Financial Officer of Pixar	Leadership, Finance	X	C,F
Alan R. Mulally	70	2014	Former Chief Executive Officer and President of Ford	Leadership, Finance, Global, Industry	X	X
Paul S. Otellini	65	2004	Former Chief Executive Officer and President of Intel	Leadership, Technology, Global, Industry	X		C
K. Ram Shriram	59	1998	Managing Partner of Sherpalo Ventures	Leadership, Technology, Finance, Global, Industry	X		X
Shirley M. Tilghman	69	2005	Former President of Princeton University	Leadership, Education	X			X

AC	Audit Committee	C	Committee Chairperson
LDCC	Leadership Development and Compensation Committee	F	Audit Committee Financial Expert
NCGC	Nominating and Corporate Governance Committee	L	Lead Independent Director
EC	Executive Committee

Each director nominee serves as a current director and attended at least 75% of all meetings of the Board of Directors, and each committee on which she or he sat during 2015. Note that all meetings prior to October 2, 2015 were that of Google’s Board of Directors and its committees. Diane B. Greene resigned from the Audit Committee on December 16, 2015. L. John Doerr resigned from the LDCC and joined the Audit Committee on December 17, 2015.

Auditors

We are asking our stockholders to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016. Set forth below is summary information with respect to the fees paid or accrued by us for the audit and other services provided by Ernst & Young LLP during 2014 and 2015 (in thousands).

	2014 ($)	2015 ($)
Audit Fees	13,865	13,820
Audit-Related Fees	1,742	3,572
Tax Fees	5,180	3,282
Other Fees	72	6
Total Fees	20,859	20,680

ALPHABET INC.  |  2016 Proxy Statement

ALPHABET INC.  |  2016 Proxy Statement

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ALPHABET INC.  |  2016 Proxy Statement

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QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

Proxy Materials

1.	Why am I receiving these materials?

Our Board of Directors has made these materials available to you on the Internet, or, upon your request, has delivered printed proxy materials to you, in connection with the solicitation of proxies for use at Alphabet’s 2016 Annual Meeting of Stockholders (Annual Meeting), which will take place on Wednesday, June 8, 2016 at 9:00 a.m., local time, at our headquarters located at 1600 Amphitheatre Parkway, Mountain View, California 94043. You are invited to attend the Annual Meeting if you were an Alphabet stockholder as of the close of business on April 11, 2016, the Record Date for the Annual Meeting, or hold a valid proxy for the Annual Meeting. As of October 2, 2015, Alphabet became the successor issuer to, and parent holding company of, Google pursuant to a holding company reorganization in which all of Google’s outstanding shares were automatically converted into equivalent corresponding shares of Alphabet. If you are a holder of Alphabet Class A or Class B common stock as of the Record Date, you are requested to vote on the items of business described in this proxy statement. This proxy statement includes information that we are required to provide to you under the U.S. Securities and Exchange Commission (SEC) rules and that is designed to assist you in voting your shares.

2.	What is included in the proxy materials?

The proxy materials include:

•	Our proxy statement for the Annual Meeting;

•	Our 2015 Annual Report to Stockholders (Annual Report), which includes our Annual Report on Form 10-K for the fiscal year ended December 31, 2015; and

•	The proxy card or a voting instruction form for the Annual Meeting.

3.	What information is contained in this proxy statement?

The information in this proxy statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the compensation of our directors and certain of our executive officers, corporate governance, and certain other required information.

4.	Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

In accordance with rules adopted by the SEC, we may furnish proxy materials, including this proxy statement and our Annual Report, to our stockholders by providing access to such documents on the Internet instead of mailing printed copies. Most stockholders will not receive printed copies of the proxy materials unless they request them. Instead, the Notice of Internet Availability of Proxy Materials (Notice), which was mailed to most of our stockholders, will instruct you as to how you may access and review all of the proxy materials on the Internet. The Notice also instructs you as to how you may submit your proxy on the Internet. If you would like to receive a paper or email copy of our proxy materials, you should follow the instructions for requesting such materials in the Notice.

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5.	I share an address with another stockholder and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

We have adopted a procedure called “householding,” which the SEC has approved. Under this procedure, we deliver a single copy of the Notice and, if applicable, the proxy materials to multiple stockholders who share the same address unless we received contrary instructions from one or more of the stockholders. This procedure reduces our printing costs, mailing costs, and fees. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written request, we will deliver promptly a separate copy of the Notice and, if applicable, the proxy materials to any stockholder at a shared address to which we delivered a single copy of any of these documents. To receive a separate copy of the Notice and, if applicable, the proxy materials, stockholders may contact us as follows:

Investor Relations	Email: investor-relations@abc.xyz	(650) 253-3393
Alphabet Inc.
1600 Amphitheatre Parkway
Mountain View, California 94043

Stockholders who hold shares in street name (as described below) may contact their brokerage firm, bank, broker-dealer, or other similar organization to request information about householding.

6.	How can I access the proxy materials over the Internet?

The Notice, proxy card or voting instruction form will contain instructions on how to:

•	View our proxy materials for the Annual Meeting on the Internet and vote your shares; and

•	Instruct us to send our future proxy materials to you electronically by email.

Our proxy materials are also available on our Investor Relations website at https://abc.xyz/investor/other/annual-meeting.html.

Choosing to receive your future proxy materials by email will save us the cost of printing and mailing documents to you, and will reduce the impact of printing and mailing these materials on the environment. If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by email will remain in effect until you revoke it.

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Voting Information

7.	What items of business will be voted on at the Annual Meeting?

The items of business scheduled to be voted on at the Annual Meeting are:

•	The election of eleven directors.

•	The ratification of the appointment of Ernst & Young LLP as Alphabet’s independent registered public accounting firm for the fiscal year ending December 31, 2016.

•	The approval of an amendment to Alphabet’s 2012 Stock Plan to increase the share reserve by 11,500,000 shares of Class C capital stock.

•	The approval of an amendment to the Fourth Amended and Restated Certificate of Incorporation of Google to remove a provision that requires the vote of the stockholders of Alphabet, in addition to the vote of Alphabet (as sole stockholder), in order for Google to take certain actions.

•	A stockholder proposal regarding equal shareholder voting.

•	A stockholder proposal regarding a lobbying report.

•	A stockholder proposal regarding a political contributions report.

•	A stockholder proposal regarding the adoption of a majority vote standard for the election of directors.

•	A stockholder proposal regarding an independent chairman of the board policy.

•	A stockholder proposal regarding a report on gender pay.

We will also consider any other business that properly comes before the Annual Meeting. See Question 21 below.

8.	How does the Board of Directors recommend that I vote?

Our Board of Directors recommends that you vote your shares:

•	“FOR” each of the nominees to the Board of Directors.

•	“FOR” the ratification of the appointment of Ernst & Young LLP as Alphabet’s independent registered public accounting firm for the fiscal year ending December 31, 2016.

•	“FOR” the approval of an amendment to Alphabet’s 2012 Stock Plan to increase the share reserve by 11,500,000 shares of Class C capital stock.

•	“FOR” the approval of an amendment to the Fourth Amended and Restated Certificate of Incorporation of Google to remove a provision that requires the vote of the stockholders of Alphabet, in addition to the vote of Alphabet (as sole stockholder), in order for Google to take certain actions.

•	“AGAINST” the stockholder proposal regarding equal shareholder voting.

•	“AGAINST” the stockholder proposal regarding a lobbying report.

•	“AGAINST” the stockholder proposal regarding a political contributions report.

•	“AGAINST” the stockholder proposal regarding the adoption of a majority vote standard for the election of directors.

•	“AGAINST” the stockholder proposal regarding an independent chairman of the board policy.

•	“AGAINST” the stockholder proposal regarding a report on gender pay.

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9.	What shares can I vote?

Each share of Alphabet Class A common stock and Class B common stock issued and outstanding as of the close of business on April 11, 2016, the Record Date for the Annual Meeting, is entitled to be voted on all items being voted on at the Annual Meeting. Holders of Alphabet Class C capital stock have no voting power as to any items of business that will be voted on at the Annual Meeting. You may vote all shares of Alphabet Class A common stock and Class B common stock that you owned as of the Record Date, including shares held (1) directly in your name as the stockholder of record, and (2) for you as the beneficial owner in street name through a broker, bank, trustee, or other nominee. On the Record Date, we had shares of Class A common stock and Class B common stock issued and outstanding, consisting of shares of Class A common stock and shares of Class B common stock. On the Record Date, we had shares of Class C capital stock issued and outstanding.

10.	How many votes am I entitled to per share?

Each holder of shares of Alphabet Class A common stock is entitled to one vote for each share of Class A common stock held as of the Record Date, and each holder of shares of Alphabet Class B common stock is entitled to ten votes for each share of Class B common stock held as of the Record Date. The holders of the shares of Alphabet Class A common stock and Class B common stock are voting as a single class on all matters described in this proxy statement for which your vote is being solicited.

11.	What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Most Alphabet stockholders hold their shares as a beneficial owner through a broker or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

•	Stockholder of Record—If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, N.A. (Computershare), you are considered, with respect to those shares, the stockholder of record, and the Notice was sent directly to you by Computershare. As the stockholder of record, you have the right to grant your voting proxy directly to Alphabet or to vote in person at the Annual Meeting. If you requested to receive printed proxy materials, Computershare has enclosed or sent a proxy card for you to use. You may also vote on the Internet or by telephone, as described in the Notice and under Question 13 below.

•	Beneficial Owner—If your shares are held in an account at a brokerage firm, bank, broker-dealer, trust, or other similar organization, like the vast majority of our stockholders, you are considered the beneficial owner of shares held in street name, and the Notice was forwarded to you by that organization. As the beneficial owner, you have the right to direct your broker, bank, trustee, or nominee how to vote your shares, and you are also invited to attend the Annual Meeting.

Since a beneficial owner is not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you obtain a “legal proxy” from the broker, bank, trustee, or nominee that holds your shares giving you the right to vote the shares at the Annual Meeting. If you do not wish to vote in person or you will not be attending the Annual Meeting, you may vote by proxy. You may vote by proxy over the Internet or by telephone, as described in the Notice and under Question 13 below.

12.	How can I vote my shares in person at the Annual Meeting?

You may vote your shares held in your name as the stockholder of record in person at the Annual Meeting. You may vote your shares held beneficially in street name in person at the Annual Meeting only if you obtain a legal proxy from the broker, bank, trustee, or nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy or voting instructions as described below so that your vote will be counted if you later decide not to attend the Annual Meeting.

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13.	How can I vote my shares without attending the Annual Meeting?

Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct how your shares are voted without attending the Annual Meeting.

If you are a stockholder of record, you may vote by proxy. You can vote by proxy over the Internet by following the instructions provided in the Notice, or, if you requested to receive printed proxy materials, you can also vote by mail or telephone pursuant to instructions provided on the proxy card.

If you hold shares beneficially in street name, you may also vote by proxy over the Internet by following the instructions provided in the Notice, or, if you requested to receive printed proxy materials, you can also vote by telephone or mail by following the voting instruction form provided to you by your broker, bank, trustee, or nominee.

14.	Can I change my vote or revoke my proxy?

If you are the stockholder of record, you may change your vote at any time prior to the taking of the vote at the Annual Meeting by:

•	granting a new proxy bearing a later date by following the instructions provided in the Notice or the proxy card, which will automatically revoke the previous proxy,

•	providing a written notice of revocation to Alphabet’s Corporate Secretary at Alphabet Inc., 1600 Amphitheatre Parkway, Mountain View, California 94043 and sending a copy via email to corporatesecretary@abc.xyz, or

•	attending the Annual Meeting and voting in person.

If you hold shares beneficially in street name, you may change your vote at any time prior to the taking of the vote at the Annual Meeting by:

•	submitting new voting instructions to your broker, bank, trustee, or nominee by following the instructions they provided, or,

•	if you have obtained a legal proxy from your broker, bank, trustee, or nominee giving you the right to vote your shares, by attending the Annual Meeting and voting in person using a valid legal proxy.

Note that for both stockholders of record and beneficial owners, attendance at the Annual Meeting will not cause your previously granted proxy to be revoked unless you specifically so request or vote in person at the Annual Meeting.

15.	Is my vote confidential?

Proxy instructions, ballots, and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within Alphabet or to third parties, except: (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, and (3) to facilitate a successful proxy solicitation. Occasionally, stockholders provide on their proxy card written comments, which are then forwarded to Alphabet management.

16.	How many shares must be present or represented to conduct business at the Annual Meeting?

The quorum requirement for holding the Annual Meeting and transacting business is that holders of a majority of the voting power of Alphabet’s shares of Class A common stock and Class B common stock outstanding as of the Record Date must be present in person or represented by proxy. Both abstentions and broker non-votes (described below) are counted for the purpose of determining the presence of a quorum.

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17.	How are votes counted?

In the election of directors (Proposal Number 1), you may vote “FOR” all or some of the nominees or your vote may be “WITHHELD” with respect to one or more of the nominees.

For the other items of business, you may vote “FOR,” “AGAINST,” or “ABSTAIN.” If you elect to “ABSTAIN,” the abstention has the same effect as a vote “AGAINST.”

If you provide specific instructions with regard to certain items, your shares will be voted as you instruct on such items. If no instructions are indicated on a properly executed proxy card or over the telephone or Internet, the shares will be voted as recommended by our Board of Directors.

18.	What is the voting requirement to approve each of the proposals?

In the election of directors, the eleven persons receiving the highest number of affirmative “FOR” votes at the Annual Meeting will be elected.

The approval of an amendment to Google’s Fourth Amended and Restated Certificate of Incorporation requires the affirmative “FOR” vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the voting power of the issued and outstanding shares of Class A common stock and Class B common stock of Alphabet then entitled to vote thereon, voting together as a single class.

The approval of the remaining nine proposals described below requires the affirmative “FOR” vote of the holders of a majority of the voting power of Alphabet’s shares of Class A common stock and Class B common stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon, voting together as a single class:

(1)	the ratification of the appointment of Ernst & Young LLP as Alphabet’s independent registered public accounting firm for the fiscal year ending December 31, 2016;

(2)	the approval of an amendment to Alphabet’s 2012 Stock Plan to increase the share reserve by 11,500,000 shares of Class C capital stock;

(3)	the stockholder proposal regarding equal shareholder voting;

(4)	the stockholder proposal regarding a lobbying report;

(5)	the stockholder proposal regarding a political contributions report;

(6)	the stockholder proposal regarding an independent chairman of the board policy;

(7)	the stockholder proposal regarding the adoption of a majority vote standard for the election of directors; and

(8)	the stockholder proposal regarding a report on gender pay;

If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” Broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. These matters are referred to as “non-routine” matters. All of the matters scheduled to be voted on at the Annual Meeting are “non-routine,” except for the proposal to ratify the appointment of Ernst & Young LLP as Alphabet’s independent registered public accounting firm for the fiscal year ending December 31, 2016. In tabulating the voting result for any particular proposal, shares that constitute broker non-votes are not considered voting power present with respect to that proposal. Thus, broker non-votes will not affect the outcome of any matter being voted on at the Annual Meeting, assuming that a quorum is obtained, other than Proposal Number 4 regarding the approval of an amendment to the Fourth Amended and Restated Certificate of Incorporation of Google, for which broker non-votes will count as a vote “AGAINST” such proposal.

Abstentions are considered voting power present at the Annual Meeting and thus will have the same effect as votes against each of the matters scheduled to be voted on at the Annual Meeting (other than the election of directors).

Please note that since brokers may not vote your shares on “non-routine” matters, including the election of directors (Proposal Number 1), the proposal to amend Alphabet’s 2012 Stock Plan (Proposal Number 3), the proposal to amend Google’s Fourth Amended and Restated Certificate of Incorporation (Proposal Number 4), and each of the stockholder proposals (Proposals Number 5 through Number 10), in the absence of your specific instructions, we encourage you to provide instructions to your broker regarding the voting of your shares.

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19.	Is cumulative voting permitted for the election of directors?

No, you may not cumulate your votes for the election of directors.

20.	Who will bear the cost of soliciting votes for the Annual Meeting?

Alphabet will pay the entire cost of preparing, assembling, printing, mailing, and distributing these proxy materials and soliciting votes. If you choose to access the proxy materials and/or vote over the Internet, you are responsible for internet access charges you may incur. If you choose to vote by telephone, you are responsible for telephone charges you may incur. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone, or by electronic communication by our directors, officers, and employees, who will not receive any additional compensation for such solicitation activities. We have also retained Georgeson LLC to assist us in the distribution of proxy materials. We will pay Georgeson LLC a fee of approximately $1,000 plus reasonable out-of-pocket expenses for these services.

21.	What happens if additional matters are presented at the Annual Meeting?

Other than the eleven items of business described in this proxy statement, we are not aware of any other business to be acted upon at the Annual Meeting. If you grant a proxy, the persons named as proxy holders, Larry Page, Eric E. Schmidt, Ruth M. Porat, David C. Drummond, and Kent Walker, or any of them, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting. If, for any reason, any of the nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the Board of Directors.

22.	Where can I find the voting results of the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting and publish final voting results on the Investor Relations section of our website at https://abc.xyz/investor/other/annual-meeting.html. We will also disclose the final voting results in a Current Report on Form 8-K filed with the SEC within four business days of the Annual Meeting.

Attending the Annual Meeting

23.	How can I attend the Annual Meeting?

You are entitled to attend the Annual Meeting only if you were a holder of Alphabet Class A or Class B common stock as of the Record Date or you hold a valid proxy for the Annual Meeting. Since seating is limited, admission to the Annual Meeting will be on a first-come, first-served basis. You must present valid photo identification, such as a driver’s license or passport, for admittance. If you are not a stockholder of record but hold shares as a beneficial owner in street name, you must also provide proof of beneficial ownership as of the Record Date, such as your most recent account statement prior to April 11, 2016, a copy of the voting instruction form provided by your broker, bank, trustee, or nominee, or other similar evidence of ownership.

If you do not provide photo identification or comply with the other procedures outlined above, you will not be admitted to the Annual Meeting. For security reasons, you and your bags will be subject to search prior to your admittance to the Annual Meeting.

Please let us know if you plan to attend the Annual Meeting by marking the appropriate box on the enclosed proxy card, if you requested to receive printed proxy materials, or, if you vote by telephone or Internet, by indicating your plans when prompted.

The Annual Meeting will begin promptly at 9:00 a.m., local time. Check-in will begin at the Shoreline Amphitheatre at 7:30 a.m., local time, and you should allow ample time for the check-in procedures. The Shoreline Amphitheatre is located at 1 Amphitheatre Parkway, Mountain View, California 94043.

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24.	Is the Annual Meeting going to be webcast?

For your convenience, we are pleased to offer a live webcast of our Annual Meeting at https://www.youtube.com/c/AlphabetIR.

25.	Who will serve as inspector of elections?

The inspector of elections will be a representative from Computershare.

26.	How can I contact Alphabet’s transfer agent?

Contact our transfer agent by either writing to Computershare Trust Company, N.A., P.O. Box 30170, College Station, TX 77842-3170 (overnight correspondence should be sent to Computershare Trust Company, N.A., 211 Quality Circle, Suite 210, College Station, TX 77845) or by telephoning (866) 298-8535 or (781) 575-2879.

Stockholder Proposals, Director Nominations, and Related Bylaw Provisions

27.	What is the deadline to propose actions for consideration at next year’s Annual Meeting of Stockholders or to nominate individuals to serve as directors?

Stockholder Proposals: Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at the 2017 Annual Meeting of Stockholders by submitting their proposals in writing to Alphabet’s Corporate Secretary in a timely manner. For a stockholder proposal to be considered for inclusion in our proxy statement for our 2017 Annual Meeting of Stockholders, the Corporate Secretary of Alphabet must receive the written proposal at our principal executive offices no later than December 30, 2016. If we hold our 2017 Annual Meeting of Stockholders more than 30 days before or after June 8, 2017 (the one-year anniversary date of the 2016 Annual Meeting of Stockholders), we will disclose the new deadline by which stockholders proposals must be received under Item 5 of Part II of our earliest possible Quarterly Report on Form 10-Q or, if impracticable, by any means reasonably determined to inform stockholders. In addition, stockholder proposals must otherwise comply with the requirements of Rule 14a-8 under the Exchange Act and with the SEC regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Proposals should be addressed to:

Alphabet Inc.	Fax: (650) 618-1806	Email: corporatesecretary@abc.xyz
Attn: Corporate Secretary
1600 Amphitheatre Parkway
Mountain View, California 94043

Our bylaws also establish an advance notice procedure for stockholders who wish to present a proposal before an annual meeting of stockholders but do not intend for the proposal to be included in our proxy statement. Our bylaws provide that the only business that may be conducted at an annual meeting is business that is (1) specified in the notice of a meeting given by or at the direction of our Board of Directors, (2) otherwise properly brought before the meeting by or at the direction of our Board of Directors, or (3) properly brought before the meeting by a stockholder entitled to vote at the annual meeting who has delivered timely written notice to our Corporate Secretary, which notice must contain the information specified in our bylaws. To be timely for our 2017 Annual Meeting of Stockholders, our Corporate Secretary must receive the written notice at our principal executive offices:

•	not earlier than the close of business on February 8, 2017, and

•	not later than the close of business on March 10, 2017.

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If we hold our 2017 Annual Meeting of Stockholders more than 30 days before or after June 8, 2017 (the one-year anniversary date of the 2016 Annual Meeting of Stockholders), the notice of a stockholder proposal that is not intended to be included in our proxy statement must be received not later than the close of business on the earlier of the following two dates:

•	the 10th day following the day on which notice of the meeting date is mailed, or

•	the 10th day following the day on which public disclosure of the meeting date is made.

If a stockholder who has notified us of his or her intention to present a proposal at an annual meeting does not appear to present his or her proposal at such meeting, we are not required to present the proposal for a vote at such meeting.

Nomination of Director Candidates: You may propose director candidates for consideration by our Nominating and Corporate Governance Committee. Any such recommendations should include the nominee’s name and qualifications for membership on our Board of Directors, and should be directed to the Corporate Secretary of Alphabet at the address set forth above. For additional information regarding stockholder recommendations for director candidates, see “Directors, Executive Officers, and Corporate Governance—Corporate Governance and Board Matters—Consideration of Director Nominees—Stockholder Recommendations and Nominees” on page 17 of this proxy statement.

In addition, our bylaws permit stockholders to nominate directors for election at an annual meeting of stockholders. To nominate a director, the stockholder must provide the information required by our bylaws. In addition, the stockholder must give timely notice to our Corporate Secretary in accordance with the advance notice procedure set forth in our bylaws, which, in general, require that our Corporate Secretary receive the notice within the time period described above under “Stockholder Proposals” for stockholder proposals that are not intended to be included in our proxy statement.

Copy of Bylaw Provisions: A copy of our bylaws is available at https://abc.xyz/investor/other/bylaws.html. You may also contact our Corporate Secretary at our principal executive offices for a copy of the relevant bylaw provisions regarding the requirements for submitting stockholder proposals and nominating director candidates.

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DIRECTORS, EXECUTIVE OFFICERS, AND CORPORATE GOVERNANCE

Directors and Executive Officers

The names of our directors and executive officers and their ages, positions, and biographies as of April 11, 2016 are set forth below. Our executive officers are appointed by, and serve at the discretion of, our Board of Directors. There are no family relationships among any of our directors or executive officers.

Name	Age	Position
Larry Page	43	Chief Executive Officer, Alphabet, Co-Founder and Director
Sergey Brin	42	President, Alphabet, Co-Founder and Director
Eric E. Schmidt	60	Executive Chairman of the Board of Directors
L. John Doerr	64	Director
Diane B. Greene	60	Senior Vice President, Google, and Director
John L. Hennessy	63	Lead Independent Director
Ann Mather	56	Director
Alan R. Mulally	70	Director
Paul S. Otellini	65	Director
K. Ram Shriram	59	Director
Shirley M. Tilghman	69	Director
David C. Drummond	53	Senior Vice President, Corporate Development, Chief Legal Officer, and Secretary, Alphabet
Sundar Pichai	43	Chief Executive Officer, Google
Ruth M. Porat	58	Senior Vice President and Chief Financial Officer, Alphabet and Google

Larry Page, the Chief Executive Officer of Alphabet, was one of Google’s founders and has served as a member of our Board of Directors since its inception in September 1998, and as Google’s Chief Executive Officer from April 2011 to October 2015 (when he became the Chief Executive Officer of Alphabet). From July 2001 to April 2011, Larry served as Google’s President, Products. In addition, from September 1998 to July 2001, Larry served as Google’s Chief Executive Officer, and from September 1998 to July 2002, as Google’s Chief Financial Officer. Larry holds a Master of Science degree in computer science from Stanford University and a Bachelor of Science degree in engineering, with a concentration in computer engineering, from the University of Michigan.

Sergey Brin, President of Alphabet, was one of Google’s founders and has served as a member of our Board of Directors since its inception in September 1998. Previously, Sergey served as Google’s President, Technology and Co-Founder. In addition, from September 1998 to July 2001, Sergey served as Google’s President and Chairman of Google’s Board of Directors. Sergey holds a Master of Science degree in computer science from Stanford University and a Bachelor of Science degree with high honors in mathematics and computer science from the University of Maryland at College Park.

Eric E. Schmidt, Executive Chairman of the Board of Directors of Alphabet, has served as the Executive Chairman of our Board of Directors since April 2011 and as a member of our Board of Directors since March 2001. From July 2001 to April 2011, Eric served as Google’s Chief Executive Officer. He was the chairman of Google’s Board of Directors from March 2001 to April 2004, and again from April 2007 to April 2011. Prior to joining Google, from April 1997 to November 2001, Eric served as chairman of the Board of Directors of Novell, Inc., a computer networking company, and, from April 1997 to July 2001, as the Chief Executive Officer of Novell. From 1983 until March 1997, Eric held various positions at Sun Microsystems, Inc., a supplier of network computing solutions, including Chief Technology Officer from February 1994 to March 1997, and President of Sun Technology Enterprises from February 1991 until February 1994. Eric holds a Doctoral degree and a Master of Science degree in computer science from the University of California, Berkeley, and a Bachelor of Science degree in electrical engineering from Princeton University.

L. John Doerr has served as a member of our Board of Directors since May 1999. John has been a General Partner of Kleiner Perkins Caufield & Byers, a venture capital firm, since August 1980. John has also been a member of the board of directors of Amyris, Inc., a renewable products company, since May 2006, and serves on its nominating and governance committee; and Zynga, Inc., a provider of social game services, since April 2013. John holds a Master of Business Administration degree from Harvard Business School, and a Master of Science degree in electrical engineering and computer science, and a Bachelor of Science degree in electrical engineering from Rice University.

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Diane B. Greene has served as a member of our Board of Directors since January 2012 and as a Senior Vice President of Google since December 2015. Diane founded bebop Technologies, Inc. (bebop) and served as Chief Executive Officer and a member of its board of directors from December 2012 to December 2015 when bebop was acquired by Google. Diane has also been a member of the board of directors of Intuit Inc., a provider of business and financial management solutions, since August 2006 and serves on its audit and risk committee and nominating and corporate governance committee. Diane co-founded VMware, Inc., a virtualization software company, in 1998 and took the company public in 2007. She served as Chief Executive Officer and President of VMware from 1998 to 2008, as a member of the board of directors of VMware from 2007 to 2008, and as an Executive Vice President of EMC Corporation, a provider of information infrastructure and virtual infrastructure technologies, solutions and services, from 2005 to 2008. Prior to VMware, Diane held technical leadership positions at Silicon Graphics Inc., a provider of technical computing, storage and data center solutions, Tandem Computers, Inc., a manufacturer of computer systems, and Sybase Inc., an enterprise software and services company, and was Chief Executive Officer of VXtreme, Inc., a developer of streaming media solutions. Diane is also a member of The MIT Corporation, the governing body of the Massachusetts Institute of Technology. Diane holds a Master of Science degree in computer science from the University of California, Berkeley, a Master of Science degree in naval architecture from the Massachusetts Institute of Technology, and a Bachelor of Arts degree in mechanical engineering from the University of Vermont.

John L. Hennessy has served as a member of our Board of Directors since April 2004, and as Lead Independent Director since April 2007. John has served as the President of Stanford University since September 2000. John has also been a member of the board of directors of Cisco Systems, Inc., a networking equipment company, since January 2002, and serves on its nominating and governance committee and acquisition committee. He also serves as a trustee of the Gordon and Betty Moore Foundation. From 1994 to August 2000, John held various positions at Stanford, including Dean of the Stanford University School of Engineering and Chair of the Stanford University Department of Computer Science. John holds a Doctoral degree and a Master of Science degree in computer science from the State University of New York, Stony Brook, and a Bachelor of Science degree in electrical engineering from Villanova University. John has announced that he plans to resign from his position as the President of Stanford University in August 2016.

Ann Mather has served as a member of our Board of Directors since November 2005. Ann has also been a member of the board of directors of: Arista Networks, Inc., a computer networking company, since June 2013, and serves as chair of its audit committee; Glu Mobile Inc., a publisher of mobile games, since September 2005, and serves on its nominating and corporate governance committee; Netflix, Inc., a streaming media company, since July 2010, and serves as chair of its audit committee; and Shutterfly, Inc., an internet-based image publishing company, since May 2013 and serves on its audit committee. Ann has also been an independent trustee to the Dodge & Cox Funds board of trustees since May 2011. Ann was previously a director of MoneyGram International, Inc., a global payment services company, from May 2010 to May 2013, and Solazyme, Inc., a biotechnology company, from April 2011 to November 2014. From 1999 to 2004, Ann was Executive Vice President and Chief Financial Officer of Pixar, a computer animation film studio. Prior to her service at Pixar, Ann was Executive Vice President and Chief Financial Officer of Village Roadshow Pictures, the film production division of Village Roadshow Limited. Ann holds a Master of Arts degree from Cambridge University in England and is a chartered accountant.

Alan R. Mulally has served as a member of our Board of Directors since July 2014. Alan served as President and Chief Executive Officer of Ford Motor Company, a global automotive company, from September 2006 through June 2014. Alan was previously a member of the board of directors of Ford and served on its finance committee from September 2006 through June 2014. From March 2001 to September 2006, Alan served as Executive Vice President of the Boeing Company and President and Chief Executive Officer of Boeing Commercial Airplanes, Inc. He also was a member of the Boeing Executive Council. Prior to that time, he served as President of Boeing’s space and defense business. Alan served as co-chair of the Washington Competitiveness Council and sat on the advisory boards of NASA, the University of Washington, the University of Kansas, the Massachusetts Institute of Technology, and the U.S. Air Force Scientific Advisory Board. He is a member of the U.S. National Academy of Engineering and a fellow of England’s Royal Academy of Engineering. Alan holds a Bachelor of Science and Master of Science degrees in aeronautical and astronautical engineering from the University of Kansas, and a Master’s degree in Management from the Massachusetts Institute of Technology as a 1982 Alfred P. Sloan fellow.

Paul S. Otellini has served as a member of our Board of Directors since April 2004. Paul served as the Chief Executive Officer and President of Intel Corporation, a semiconductor manufacturing company, from May 2005 to May 2013, and as a member of its board of directors from 2002 to May 2013. He also served as Intel’s Chief Operating Officer from 2002 to May 2005. From 1974 to 2002, Paul held various positions at Intel, including Executive Vice President and General Manager, Intel Architecture Group, and Executive Vice President and General Manager, Sales and Marketing Group. Paul holds a Master of Business Administration degree from the University of California, Berkeley, and a Bachelor of Arts degree in economics from the University of San Francisco.

K. Ram Shriram has served as a member of our Board of Directors since September 1998. Ram has been a managing partner of Sherpalo Ventures, LLC, an angel venture investment company, since January 2000. From August 1998 to September 1999, Ram served as Vice President of Business Development at Amazon.com, Inc., an e-commerce company. Prior to that, Ram served as President at Junglee Corporation, a provider of database technology, which was acquired by Amazon.com in 1998. Ram was an early member of the executive team at Netscape Communications Corporation. Ram is also on the board of trustees of Stanford University. Ram holds a Bachelor of Science degree in mathematics from the University of Madras, India.

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Shirley M. Tilghman has served as a member of our Board of Directors since October 2005. Shirley served as the President of Princeton University from June 2001 to June 2013. Shirley also serves as a trustee of the Institute for Advanced Study, Amherst College, the Advantage Testing Foundation, the Carnegie Endowment for International Peace, Leadership for a Diverse America, and the King Abdullah University of Science and Technology, as a fellow for Harvard College and as a director of the Broad Institute. From August 1986 to June 2001, she served as a Professor at Princeton University, and from August 1988 to June 2001, as an Investigator at Howard Hughes Medical Institute. In 1998, she took the role as founding director of Princeton’s multi-disciplinary Lewis-Sigler Institute for Integrative Genomics. Shirley holds a Doctoral degree in biochemistry from Temple University, and a Bachelor of Science degree with honors in chemistry from Queen’s University.

David C. Drummond, Senior Vice President, Corporate Development, Chief Legal Officer and Secretary of Alphabet, has previously served as Google’s Senior Vice President, Corporate Development from January 2006 to October 2015, as Google’s Chief Legal Officer from December 2006 to October 2015, and as Google’s Secretary from 2002 to October 2015. Previously, he served as Google’s Vice President, Corporate Development and General Counsel from February 2002 to December 2005. Prior to joining Google, from July 1999 to February 2002, David served as Chief Financial Officer of SmartForce, an educational software applications company. Prior to that, David was a partner at the law firm of Wilson Sonsini Goodrich & Rosati. David has been a member of the Board of Directors of KKR Management LLC, the general partner of KKR & Co. L.P., a private equity firm, since March 2014, and serves on its conflicts committee. David holds a Juris Doctor degree from Stanford University and a Bachelor of Arts degree in history from Santa Clara University.

Sundar Pichai, the Chief Executive Officer of Google, has previously served as Google’s Senior Vice President of Products from October 2014 to October 2015, and as Google’s Senior Vice President of Android, Chrome and Apps from March 2013 to October 2014. Since joining Google in April 2004, Sundar has held various positions, including Google’s Senior Vice President, Chrome and Apps; Senior Vice President, Chrome; and Vice President, Product Management. Prior to joining Google, Sundar worked in engineering and product management at Applied Materials, Inc., a semiconductor company, and in management consulting at McKinsey & Company, a management consulting firm. Sundar was previously a director of Jive Software, Inc., a provider of communication and collaboration solutions, from April 2011 to July 2013. Sundar holds a Master of Science degree in materials, science and engineering from Stanford University, a Master of Business Administration degree from The Wharton School of the University of Pennsylvania, and a Bachelor of Engineering degree with honors in metallurgical engineering from the Indian Institute of Technology Kharagpur.

Ruth M. Porat, Senior Vice President and Chief Financial Officer of Alphabet since October 2015 and also Senior Vice President and Chief Financial Officer of Google since May 2015. Prior to joining Google, she served as Executive Vice President and Chief Financial Officer of Morgan Stanley since January 2010. She previously served as Vice Chairman of Investment Banking from September 2003 to December 2009 and as Global Head of the Financial Institutions Group from September 2006 through December 2009. Ruth is Vice Chair of the Stanford University Board of Trustees, a Board Director at The Council on Foreign Relations and a member of the Advisory Council of the Hutchins Center on Fiscal and Monetary Policy at the Brookings Institution. Ruth holds a Bachelor of Arts degree from Stanford University, a Master of Business Administration degree with distinction from The Wharton School of the University of Pennsylvania and a Master of Science from the London School of Economics.

Corporate Governance and Board Matters

We have adopted a code of business conduct and ethics for directors, officers (including our principal executive officer, principal financial officer and principal accounting officer), and employees, known as the Alphabet Code of Conduct. We have also adopted Corporate Governance Guidelines, which, in conjunction with our certificate of incorporation, bylaws, and charters of the standing committees of our Board of Directors, form the framework for our corporate governance. The Alphabet Code of Conduct and our Corporate Governance Guidelines are available on the Investor Relations section of our website at https://abc.xyz/investor/. We will post amendments to the Alphabet Code of Conduct or waivers of the Alphabet Code of Conduct for directors and executive officers on the same website.

Stockholders may request printed copies of the Alphabet Code of Conduct, the Corporate Governance Guidelines, and committee charters at no charge by sending inquiries to:

Investor Relations	Email: investor-relations@abc.xyz
Alphabet Inc.
1600 Amphitheatre Parkway
Mountain View, California 94043

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Board Meetings

During 2015, the Board of Directors held nine meetings and acted by unanimous written/electronic consent once. Each director attended at least 75% of all Board of Directors and applicable committee meetings. Note that all meetings and actions by unanimous written/electronic consents prior to October 2, 2015 were that of Google’s Board of Directors. We encourage our directors to attend our annual meeting of stockholders. Six directors attended Google’s 2015 Annual Meeting of Stockholders.

Board Leadership Structure

In April 2011, Larry Page became the Chief Executive Officer of Google and Eric E. Schmidt became Executive Chairman of the board of directors of Google. In connection with the Reorganization in October 2015, Larry became the Chief Executive Officer of Alphabet and Eric became the Executive Chairman of the Board of Directors of Alphabet.

The Board of Directors believes that this leadership structure, which separates the Chairman and Chief Executive Officer roles, is appropriate at this time in light of the evolution of Alphabet’s business and operating environment. In particular, the Board of Directors believes that this structure clarifies the individual roles and responsibilities of Larry, Sergey, and Eric, streamlines decision-making, and enhances accountability. As Executive Chairman, Eric remains involved in key matters, such as major transactions, broader business and customer relationships, and government relations, which are increasingly important given our global reach, and continues to advise Larry and Sergey. In this role and given his in-depth knowledge of the issues, challenges, and opportunities facing us, the Board of Directors believes that Eric continues to be best positioned to develop agendas that ensure that the board’s time and attention are focused on the most critical matters. His role enables decisive leadership, ensures clear accountability, and enhances the ability to communicate our message and strategy clearly and consistently to our stockholders, employees, customers, and users.

Our certificate of incorporation and bylaws provide that the chairman of our Board of Directors may not be an employee or officer of our company and may not have been an employee or officer for the last three years, unless the appointment is approved by two-thirds of the members of our Board of Directors. The Board of Directors unanimously approved Eric’s appointment as Executive Chairman.

Each of the directors other than Larry, Sergey, Eric, and Diane is independent (see “Director Independence” on page 17 of this proxy statement), and the Board of Directors believes that the independent directors provide effective oversight of management. In addition, John L. Hennessy has been our Lead Independent Director since April 2007. As Lead Independent Director, John’s responsibilities include:

•	Coordinating and moderating executive sessions of the Board of Directors’ independent directors.

•	Advising the executive chairman of the Board of Directors as to the quality, quantity, and timeliness of the flow of information from management that is necessary for the independent directors to perform their duties effectively and responsibly.

•	Confirming the agenda with the Chief Executive Officer for meetings of the Board of Directors.

•	Holding regular update sessions with the Executive Chairman of the Board of Directors.

•	Acting as the principal liaison between the independent directors and the Executive Chairman of the Board of Directors on sensitive issues.

•	Performing such other duties as the Board of Directors may from time to time delegate to the Lead Independent Director to assist the Board of Directors in the fulfillment of its responsibilities.

The Board of Directors believes that these responsibilities appropriately and effectively complement our Executive Chairman and Chief Executive Officer structure.

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Board Committees

Our Board of Directors is currently composed of eleven directors. Our Board of Directors has the following four standing committees:

(1)	an Audit Committee,

(2)	a Leadership Development and Compensation Committee,

(3)	a Nominating and Corporate Governance Committee, and

(4)	an Executive Committee.

From time to time, the Board of Directors may also establish ad hoc committees to address particular matters. In connection with the Reorganization, Alphabet dissolved its Acquisition Committee as of October 2, 2015.

Each of the standing committees operates under a written charter adopted by the Board of Directors. All of the current standing committee charters are available on the Investor Relations section of our website at https://abc.xyz/investor/other/board.html. Printed copies of the charters are available at no charge to any stockholder who requests them by following the instructions on page 12 of this proxy statement.

The membership and meetings during 2015 and the primary functions of each of the standing committees are described below.

		Leadership	Nominating
		Development	and Corporate
		and Compensation	Governance	Acquisition	Executive
Board of Directors	Audit Committee	Committee	Committee	Committee(1)	Committee
Larry Page
Sergey Brin
Eric E. Schmidt
L. John Doerr*	(2)
Diane B. Greene(3)
John L. Hennessy*
Ann Mather*
Alan R. Mulally*
Paul S. Otellini*
K. Ram Shriram*
Shirley M. Tilghman*
Member
Chair
*	Independent Director
(1)	The Acquisition Committee was dissolved as of October 2, 2015 in connection with the Reorganization. There were no meetings of the Acquisition Committee held during 2015.
(2)	In December 2015, L. John Doerr resigned from the Leadership Development and Compensation Committee and was appointed to serve as a member of the Audit Committee.
(3)	Following the hiring of Diane Greene as a Senior Vice President of Google in December 2015, Diane resigned from the Audit Committee.

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Audit Committee

The main function of our Audit Committee is to oversee our accounting and financial reporting processes. The Audit Committee’s responsibilities include:

•	Selecting and hiring our independent auditors.

•	Approving the audit and non-audit services to be performed by our independent auditors.

•	Evaluating the qualifications, performance, and independence of our independent auditors.

•	Overseeing and monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to financial statements or accounting matters.

•	Reviewing the design, implementation, adequacy, and effectiveness of our internal controls and our critical accounting policies.

•	Reviewing with management our annual audited financial statements, quarterly financial statements, earnings announcements, and other public announcements regarding our results of operations.

•	Reviewing regulatory filings with management and our independent auditors.

•	Preparing any report the SEC requires for inclusion in our annual proxy statement.

•	Reviewing and approving related party transactions.

•	Establishing and overseeing processes and procedures for the receipt, retention, and treatment of complaints and employee submissions about accounting, internal accounting controls, or audit matters.

During 2015, the Audit Committee held ten meetings and acted by unanimous written/electronic consent five times. Note that all meetings and actions by unanimous written/electronic consents prior to October 2, 2015 were that of Google’s Audit Committee.

Our Audit Committee currently comprises L. John Doerr, Ann Mather (Chair), and Alan R. Mulally, each of whom is a non-employee member of our Board of Directors. Our Board of Directors has determined that each of the directors serving on our Audit Committee is independent within the meaning of the rules of the SEC and the Listing Rules of the NASDAQ Stock Market (NASDAQ).

The Board of Directors has determined that, based on her professional qualifications and experience described above, Ann Mather is an audit committee financial expert as defined under the rules of the SEC, and that each member of the Audit Committee is able to read and understand fundamental financial statements as required by the Listing Rules of NASDAQ.

Leadership Development and Compensation Committee

The purpose of our Leadership Development and Compensation Committee is to oversee our compensation programs. The Leadership Development and Compensation Committee’s responsibilities include:

•	Reviewing and approving our general compensation strategy.

•	Establishing annual and long-term performance goals for our executive officers.

•	Conducting and reviewing with the Board of Directors an annual evaluation of the performance of our executive officers, as appropriate.

•	Evaluating the competitiveness of the compensation of our executive officers.

•	Reviewing and approving the selection of our peer companies.

•	Reviewing and approving all salaries, bonuses, equity awards, perquisites, post-service arrangements, and other compensation and benefit plans for Alphabet’s Chief Executive Officer and all other executive officers.

•	Reviewing and approving the terms of any offer letters, employment agreements, termination agreements or arrangements, change in control agreements, indemnification agreements, and other material agreements between us and our Chief Executive Officer or all other executive officers.

•	Acting as the administering committee for our stock and bonus plans and for any equity, cash or similar compensation arrangements that may be adopted by us from time to time.

•	Providing oversight for our overall compensation plans and benefit programs, monitoring trends in executive and overall compensation, and making recommendations to the Board of Directors with respect to improvements to such plans and programs or the adoption of new plans and programs.

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•	Reviewing and approving compensation programs, as well as salaries, fees, bonuses, and equity awards for the Executive Chairman and the non-employee members of the Board of Directors.

•	Reviewing plans for the development, retention, and succession of our executive officers.

•	Reviewing executive education and development programs.

•	Monitoring total equity usage for compensation and establishing appropriate equity dilution levels.

•	Reviewing and discussing with management the annual Compensation Discussion and Analysis (CD&A) disclosure and the related tabular presentations regarding named executive officer compensation and, based on this review and discussions, making a recommendation to include the CD&A disclosure and the tabular presentations in our annual public filings.

•	Preparing and approving the annual Leadership Development and Compensation Committee Report to be included in our annual public filings.

During 2015, the Leadership Development and Compensation Committee held five meetings and acted by unanimous written/ electronic consent thirty-seven times. Note that all meetings and actions unanimous written/electronic consent prior to October 2, 2015 were that of Google’s Leadership Development and Compensation Committee.

Our Leadership Development and Compensation Committee currently comprises Paul S. Otellini (Chair) and K. Ram Shriram, each of whom is a non-employee member of our Board of Directors. Our Board of Directors has determined that each of the directors serving on our Leadership Development and Compensation Committee is independent as defined in the Listing Rules of NASDAQ.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee’s purpose is to assist our Board of Directors in identifying individuals qualified to become members of our Board of Directors consistent with criteria set by our Board of Directors, to oversee the evaluation of the Board of Directors and management, and to develop and update our corporate governance principles. The Nominating and Corporate Governance Committee’s responsibilities include:

•	Evaluating the composition, size, organization, and governance of our Board of Directors and its committees, determining future requirements, and making recommendations regarding future planning, the appointment of directors to our committees, and the selection of chairs of these committees.

•	Periodically reviewing and approving compensation programs for non-employee members of our Board of Directors in conjunction with the Leadership Development and Compensation Committee.

•	Reviewing and recommending to our Board of Directors director independence determinations made with respect to continuing and prospective directors.

•	Reviewing and recommending to our Board of Directors Section 16 officer determinations with respect to our executive officers.

•	Establishing a policy for considering director nominees for election to our Board of Directors.

•	Recommending ways to enhance communications and relations with our stockholders.

•	Evaluating and recommending candidates for election to our Board of Directors, including nominees recommended by stockholders.

•	Overseeing our Board of Directors’ performance and self-evaluation process and developing continuing education programs for our directors.

•	Evaluating and recommending to the Board of Directors termination of service of individual members of the Board of Directors as appropriate, in accordance with governance principles, for cause or for other proper reasons.

During 2015, the Nominating and Corporate Governance Committee held four meetings and acted by unanimous written/electronic consent one time. Note that all meetings and actions by unanimous written/electronic consent prior to October 2, 2015 were that of Google’s Nominating and Corporate Governance Committee.

Our Nominating and Corporate Governance Committee currently comprises John L. Hennessy (Chair) and Shirley M. Tilghman, each of whom is a non-employee member of our Board of Directors. Our Board of Directors has determined that each of the directors serving on our Nominating and Corporate Governance Committee is independent as defined in the Listing Rules of NASDAQ.

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Acquisition Committee

The Acquisition Committee served as an administrative committee of the Board of Directors to review and approve certain investment, acquisition, and divestiture transactions proposed by management. Alphabet dissolved its Acquisition Committee as of October 2, 2015 in connection with the Reorganization. During 2015, the Acquisition Committee didn’t hold any meetings and acted by unanimous written/electronic consent one time.

Executive Committee

The Executive Committee serves as an administrative committee of the Board of Directors to act upon and facilitate the consideration by senior management and the Board of Directors of certain high-level business and strategic matters. During 2015, the Executive Committee didn’t hold any meetings and acted by unanimous written consent one time. Our Executive Committee currently comprises Eric (Chair), Larry, and Sergey.

Director Independence

Our Board of Directors has adopted independence standards that mirror exactly the criteria specified by applicable laws and regulations of the SEC and the Listing Rules of NASDAQ. Our Board of Directors has determined that each of the director nominees standing for election, except Larry, Sergey, Eric, and Diane, is an independent director under these standards. In determining the independence of our directors, our Board of Directors considered all transactions in which we and any director had any interest, including those discussed under “Certain Relationships and Related Transactions” on pages 25-27 of this proxy statement, transactions involving payments made by us to companies in the ordinary course of business where certain of our directors serve on the board of directors or as a member of the executive management team of the other company, and transactions involving payments made by us to educational institutions with director affiliations.

Compensation Committee Interlocks and Insider Participation

During 2015, L. John Doerr, Paul S. Otellini, and K. Ram Shriram served on the Leadership Development and Compensation Committee. L. John Doerr served on the Leadership Development and Compensation Committee until December 17, 2015. None of the members of the Leadership Development and Compensation Committee has been an officer or employee of Alphabet. None of our executive officers serves on the board of directors or compensation committee of a company that has an executive officer that serves on our board of directors or the Leadership Development and Compensation Committee.

Consideration of Director Nominees

Stockholder Recommendations and Nominees

Our Nominating and Corporate Governance Committee, a standing committee of our Board of Directors, considers properly submitted recommendations for candidates to our Board of Directors from stockholders. In evaluating such recommendations, the Nominating and Corporate Governance Committee seeks to achieve a balance of experience, knowledge, integrity, and capability on our Board of Directors and to address the membership criteria set forth under “Director Selection Process and Qualifications” on page 18 of this proxy statement. Any stockholder recommendations for consideration by the Nominating and Corporate Governance Committee should include the candidate’s name, biographical information, information regarding any relationships between the candidate and the Company within the last three years, at least three personal references, a statement of recommendation of the candidate from the stockholder, a description of our shares beneficially owned by the stockholder, a description of all arrangements between the candidate and the recommending stockholder and any other person pursuant to which the candidate is being recommended, a written indication of the candidate’s willingness to serve on our Board of Directors, any other information required to be provided under securities laws and regulations, and a written indication to provide such other information as the Nominating and Corporate Governance Committee may reasonably request. There are

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no differences in the manner in which the Nominating and Corporate Governance Committee evaluates nominees for director based on whether the nominee is recommended by a stockholder or otherwise. Stockholder recommendations to our Board of Directors should be sent to:

Alphabet Inc.	Email: corporatesecretary@abc.xyz
Attn: Corporate Secretary
1600 Amphitheatre Parkway
Mountain View, California 94043

In addition, our bylaws permit stockholders to nominate directors for consideration at an annual meeting. For a description of the process for nominating directors in accordance with our bylaws, see “Questions and Answers about the Proxy Materials and the Annual Meeting—Question 27. What is the deadline to propose actions for consideration at next year’s Annual Meeting of Stockholders or to nominate individuals to serve as directors?” on page 8 of this proxy statement.

Director Selection Process and Qualifications

Our Nominating and Corporate Governance Committee will evaluate and recommend candidates for membership on our Board of Directors consistent with criteria established by our Board of Directors in our policy with regard to the selection of director nominees. Pursuant to this policy, the Nominating and Corporate Governance Committee screens candidates and evaluates the qualifications of the persons nominated by or recommended by our stockholders. The Nominating and Corporate Governance Committee recommends director nominees who are ultimately approved by the full Board of Directors.

Our Nominating and Corporate Governance Committee uses a variety of methods for identifying and evaluating nominees for directors. Our Nominating and Corporate Governance Committee regularly assesses the appropriate size and composition of the Board of Directors, the needs of the Board of Directors and the respective committees of the Board of Directors, and the qualifications of candidates in light of these needs. Candidates may come to the attention of the Nominating and Corporate Governance Committee through stockholders, management, current members of the Board of Directors, or search firms. The evaluation of these candidates may be based solely upon information provided to the committee or may also include discussions with persons familiar with the candidate, an interview of the candidate, or other actions the Nominating and Corporate Governance Committee deems appropriate, including the use of third parties to review candidates. The Nominating and Corporate Governance committee may, at Alphabet’s expense, retain search firms, consultants, and other advisors to identify, screen, and/or evaluate candidates.

When considering a potential non-incumbent candidate, the Nominating and Corporate Governance Committee will factor into its determination the following qualities, among others: integrity, professional reputation and strength of character, educational background, knowledge of our business, diversity of professional experience, including whether the person is a current or former chief executive officer or chief financial officer of a public company or the head of a division of a large international organization, and ability to represent the best interests of our stockholders and to provide practical insights and diverse perspectives. Additionally, due to the global and complex nature of our business, our Board of Directors believes it is important to consider diversity of race, ethnicity, gender, age, education, cultural background, and professional experiences in evaluating board candidates, although our policy does not prescribe specific standards for diversity. Candidates also are evaluated in light of our other policies, such as those relating to independence and service on other boards, as well as considerations relating to the size, structure, and needs of our Board of Directors. As part of its consideration of director succession, our Board of Directors and the Nominating and Corporate Governance Committee monitor whether the directors as a group meet the criteria for the composition of the Board of Directors, including overall diversity of perspective and experience.

Our Board of Directors is composed of a diverse group of leaders in their respective fields. Many of the current directors have senior leadership experience at major domestic and international companies. In these positions, they have also gained experience in core management skills, such as strategic and financial planning, public company financial reporting, compliance, risk management, leadership development, and international business experience. Most of our directors also have experience serving on boards of directors and board committees of other public companies, and have an understanding of corporate governance practices and trends, different business processes, challenges, and strategies. Other directors have experience as presidents or trustees of significant academic, research, and philanthropic institutions, which brings unique perspectives to the Board of Directors. Further, our directors also have other experience that makes them valuable members, such as entrepreneurial experience and experience developing technology or managing technology companies, which provides insight into strategic and operational issues faced by us.

The Nominating and Corporate Governance Committee and the Board of Directors believe that the above-mentioned attributes, along with the leadership skills and other experiences of our board members described below, provide us with a diverse range of perspectives and judgment necessary to guide our strategies and monitor their execution.

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Larry Page	•	Business leadership, operational experience, and experience developing technology as co-founder of Google and Chief Executive Officer of Alphabet.

	•	In-depth knowledge of the technology sector and experience in developing transformative business models.
Sergey Brin	•	Business leadership, operational experience, and experience developing technology as co-founder of Google and President of Alphabet.

	•	In-depth knowledge of the technology sector and experience in developing transformative business models.
Eric E. Schmidt	•	Global business leadership as former Chief Executive Officer of Google and former chairman and Chief Executive Officer of Novell, Inc.

	•	Outside board experience as a director of Novell, Inc., Apple Inc., and Siebel Systems, Inc.

	•	Experience developing technology as former chief technology officer at Sun Microsystems, Inc. and a former member of the research staff at Xerox Palo Alto Research Center.
L. John Doerr	•	Global business leadership as a general partner of Kleiner Perkins Caufield & Byers.

	•	Extensive financial and investment expertise as a venture capitalist.

	•	In-depth knowledge of the technology sector and visionary in the industry.

	•	Outside board experience as a director of Amazon.com, Inc., Amyris, Inc., and Zynga, Inc.
Diane B. Greene	•	Global business and entrepreneurial leadership as a co-founder and former Chief Executive Officer and President of each, VMware, Inc and bebop Technologies, Inc.

	•	Extensive financial and management expertise as former Chief Executive Officer of a public company.

	•	In-depth knowledge of cloud computing and software-as-a-service business.

	•	Outside board experience as a director of Intuit Inc. and VMware, Inc.
John L. Hennessy	•	Leadership and management experience as President of Stanford University.

	•	Outside board experience as a director of Cisco Systems, Inc. and Atheros Communications, Inc.

	•	Experience developing technology businesses as co-founder of MIPS Technologies, Inc. and Atheros Communications, Inc., and chief architect of Silicon Graphics Computer Systems, Inc.
Ann Mather	•	Global business leadership as former Executive Vice President and Chief Financial Officer of Pixar.

	•	Knowledge of complex global financial and business matters.

	•	Outside board experience as a director of Arista Networks, Inc., Central European Media Enterprises Group, Glu Mobile Inc., Netflix, Inc., Shutterfly, Inc., and Solazyme, Inc.
Alan R. Mulally	•	Global business leadership and extensive financial and management expertise as former President and Chief Executive Officer of Ford Motor Company and former Executive Vice President of the Boeing Company.

	•	Outside board experience as a director of Ford Motor Company and an advisory board member of NASA, the University of Washington, the University of Kansas, the Massachusetts Institute of Technology, and the U.S. Air Force Scientific Advisory Board.
Paul S. Otellini	•	Global business leadership as former President and Chief Executive Officer of Intel Corporation.

	•	Valuable experience in addressing issues ranging from corporate strategy, operational excellence, governance, and sales and marketing.

	•	In-depth knowledge of the technology sector.

	•	Outside board experience as a director of Intel Corporation.
K. Ram Shriram	•	Global business leadership as founder and managing partner of Sherpalo Ventures, former Vice President of Business Development at Amazon.com, Inc., President of Junglee Corporation, and member of the executive team of Netscape Communications Corporation.

	•	Extensive financial and investment expertise as a venture capitalist.

	•	Experience as a trustee of Stanford University.

	•	Outside board experience as a director of several private companies.
Shirley M. Tilghman	•	Leadership and management experience as former President of Princeton University.

	•	Valuable organizational and operational management skills.

	•	Experience as a trustee of Institute for Advanced Study, Advantage Testing Foundation, Amherst College, Leadership for a Diverse America, Carnegie Endowment for International Peace, and the King Abdullah University of Science and Technology, as a director of the Broad Institute.

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Management Succession Planning

One of our Board of Directors’ principal duties is to review management succession planning. The Leadership Development and Compensation Committee reviews at least annually and recommends to the full Board of Directors plans for the development, retention, and replacement of executive officers, including the Chief Executive Officer, of Alphabet. Additionally, the Leadership Development and Compensation Committee and the Nominating and Corporate Governance Committee of our Board Directors are jointly responsible for overseeing the risks and exposures associated with management succession planning.

Our Board of Directors believes that the directors and the Chief Executive Officer should collaborate on succession planning and that the entire board should be involved in the critical aspects of the management succession planning process, including establishing selection criteria that reflect our business strategies, identifying and developing internal candidates to ensure the continuity of our culture, and making key management succession decisions.

Management succession is regularly discussed by the directors in board meetings and in executive sessions of the Board of Directors. Directors become familiar with potential successors for key management positions through various means, including regular organization and talent reviews, presentations to the board, and informal meetings.

Board’s Role in Risk Oversight

The Board of Directors as a whole has responsibility for risk oversight, with reviews of certain areas being conducted by the relevant committees of the board. These committees then provide oral reports to the full board. The oversight responsibility of the board and its committees is enabled by management reporting processes that are designed to provide visibility to the board about the identification, assessment, and management of critical risks and management’s risk mitigation strategies. These areas of focus include strategic, operational, financial and reporting, succession and compensation, compliance, and other risks. The Board of Directors and its committees oversee risks associated with their respective areas of responsibility, as summarized below. Each committee meets in executive session with key management personnel and representatives of outside advisors as required.

Board/Committee	Primary Areas of Risk Oversight
Full Board	Strategic, financial, and execution risks and exposures associated with our business strategy, product innovation, and sales roadmap, policy matters, significant litigation and regulatory exposures, and other current matters that may present material risk to our financial performance, operations, infrastructure, plans, prospects or reputation, acquisitions and divestitures.
Audit Committee	Risks and exposures associated with financial matters, particularly financial reporting, tax, accounting, disclosure, internal control over financial reporting, investment guidelines and credit and liquidity matters, our programs and policies relating to legal compliance and strategy, merger and acquisition activities, and our operational infrastructure, particularly reliability, business continuity, capacity, security, and data privacy.
Leadership Development and Compensation Committee	Risks and exposures associated with leadership assessment, management succession planning, and executive compensation programs and arrangements, including incentive plans.
Nominating and Corporate Governance Committee	Risks and exposures associated with director and management succession planning, corporate governance, and overall board effectiveness.

Executive Sessions

Executive sessions of independent directors are held in connection with each regularly scheduled Board of Directors meeting and at other times as necessary, and are chaired by the Lead Independent Director. The Board of Directors’ policy is to hold executive sessions without the presence of management, including the Chief Executive Officer and other non-independent directors. The committees of the Board of Directors also generally meet in executive session at the end of each committee meeting, except for meetings of the Acquisition Committee and the Executive Committee as these committees have only one or no independent directors.

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Outside Advisors

Our Board of Directors and each of its committees may retain outside advisors, legal counsel, and consultants of their choosing at our expense. The Board of Directors and its committees need not obtain management’s consent to retain such outside advisors, legal counsel, and consultants.

Board Effectiveness

Our Board of Directors and each of its committees perform an annual self-assessment, led by the Lead Independent Director, to evaluate the effectiveness of the Board and its committees in fulfilling their respective obligations.

Communications with the Board of Directors

Stockholders may contact the Board of Directors about bona fide issues or questions about Alphabet by sending an email or by writing to the Corporate Secretary as follows:

Alphabet Inc.	Email: directors@abc.xyz
Attn: Corporate Secretary
1600 Amphitheatre Parkway
Mountain View, California 94043

Any matter intended for the Board of Directors, or for any individual member or members of the Board of Directors, should be directed to the email address or street address noted above, with a request to forward the communication to the intended recipient or recipients. In general, any stockholder communication about bona fide issues concerning Alphabet delivered to the Corporate Secretary for forwarding to the Board of Directors or specified member or members will be forwarded in accordance with the stockholder’s instructions.

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COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information, as of December 31, 2015, concerning, except as indicated by the footnotes below:

•	Each person whom we know beneficially owns more than five percent of our Class A common stock or Class B common stock.

•	Each of our directors and nominees for the board of directors.

•	Each of our named executive officers (see the section titled “Executive Compensation” beginning on page 30 of this proxy statement).

•	All of our directors and executive officers as a group.

Unless otherwise noted below, the address of each beneficial owner listed in the table is c/o Alphabet Inc., 1600 Amphitheatre Parkway, Mountain View, California 94043.

We have determined beneficial ownership in accordance with the rules of the SEC. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of common stock that they beneficially own, subject to applicable community property laws.

As of October 2, 2015, Alphabet became the successor issuer to, and parent holding company of, Google pursuant to a holding company reorganization in which all of Google’s outstanding shares were automatically converted into equivalent corresponding shares of Alphabet. Applicable percentage ownership is based on 292,296,901 shares of Class A common stock and 50,294,813 shares of Class B common stock outstanding at December 31, 2015. In computing the number of shares of Class A and Class B common stock beneficially owned by a person and the percentage ownership of that person, we deemed outstanding shares of Class A common stock subject to options held by that person that are currently exercisable or exercisable within sixty days of December 31, 2015, and Class A common stock issuable upon the vesting of Google Stock Units (GSUs) within sixty days of December 31, 2015, to be outstanding ignoring the withholding of shares of common stock to cover applicable taxes. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person. GSUs entitle the beneficial owner to receive one share of Class A common stock for each share underlying the GSU as the GSU vests. Beneficial ownership representing less than one percent is denoted with an asterisk (*).

The information provided in the table is based on our records, information filed with the SEC, and information provided to us, except where otherwise noted. Non-voting Class C capital stock is not included in the table.

	Voting Shares Beneficially Owned
	Class A Common Stock		Class B Common Stock		% Total Voting
Name of Beneficial Owner	Shares	%	Shares	%	Power(1)
Executive Officers and Directors
Larry Page	14,000	*	21,346,900	42.4	26.8
Sergey Brin	—	—	20,780,144	41.3	26.1
Eric E. Schmidt(2)	247,822	*	4,414,414	8.8	5.6
Ruth M. Porat	3,000	*	—	—	*
Patrick Pichette(3)	5,576	*	—	—	*
Sundar Pichai(4)	19,066	*	—	—	*
Omid Kordestani	10,460	*	—	—	*
L. John Doerr(5)	125,275	*	1,117,447	2.2	1.4
Diane B. Greene(6)	2,344	*	—	—	*
John L. Hennessy(7)	5,609	*	—	—	*
Ann Mather(8)	1,593	*	—	—	*
Alan R. Mulally(9)	—	—	—	—	—
Paul S. Otellini(10)	7,316	*	—	—	*
K. Ram Shriram(11)	143,853	*	—	—	*
Shirley M. Tilghman(12)	6,095	*	—	—	*
All executive officers and directors as a group(13) (16 persons)	738,624	*	47,680,237	94.8	60.0
Other > 5% Security Holders
BlackRock, Inc.(14)	17,412,936	6.0	—	—	2.2
Entities affiliated with Fidelity(15)	18,397,196	6.3	—	—	2.3
The Vanguard Group(16)	17,256,856	5.9	—	—	2.2

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(1)	Percentage total voting power represents voting power with respect to all shares of our Class A common stock and Class B common stock, voting together as a single class. Each holder of Class B common stock is entitled to ten votes per share of Class B common stock, and each holder of Class A common stock is entitled to one vote per share of Class A common stock on all matters submitted to our stockholders for a vote. The Class A common stock and Class B common stock vote together as a single class on all matters submitted to a vote of our stockholders, except as may otherwise be required by law. The Class B common stock is convertible at any time by the holder into shares of Class A common stock on a share-for-share basis upon written notice to the transfer agent.

(2)	Includes 181,840 shares of Class A common stock issuable upon exercise of options that are fully vested and exercisable; 5,491 shares of Class A common stock issuable upon vesting of GSUs within sixty days of December 31, 2015; 787,998 shares of Class B common stock held by the Schmidt Investments L.P. of which the Schmidt Family Living Trust is the sole general partner; and 2,432,107 shares of Class B common stock held by the Schmidt Family Living Trust of which Mr. Schmidt is a co-trustee.

(3)	Includes 5,245 shares of Class A common stock held by The Bay Meadow L.P. Patrick has voting and investment authority over the shares held by The Bay Meadow L.P.

(4)	Includes 12,541 shares of Class A common stock issuable upon exercise of options that are fully vested and exercisable and 2,526 shares of Class A common stock issuable upon vesting of GSUs within sixty days of December 31, 2015.

(5)	Includes 41 shares of Class A common stock issuable upon vesting of GSUs within sixty days of December 31, 2015; 1,995 shares of Class A common stock held by The Austin 1999 Trust; 1,995 shares of Class A common stock held by The Hampton 1999 Trust; 118,653 shares of Class A common stock held by The Benificus Foundation; and 1,117,447 shares of Class B common stock held by Vallejo Ventures Trust. John is trustee of The Austin 1999 Trust and The Hampton 1999 Trust and has voting and investment authority over the shares held by these trusts. John disclaims any pecuniary interest in these trusts. John is an officer and trustee of the Benificus Foundation and shares the investment authority over the shares held by the Foundation. John disclaims any pecuniary interest in the Foundation. John is a trustee of Vallejo Ventures Trust and shares voting and investment authority over the shares held by such trust. The address for The Austin 1999 Trust and The Hampton 1999 Trust is c/o Kleiner Perkins Caufield & Byers, 2750 Sand Hill Road, Menlo Park, CA 94025. The address for The Benificus Foundation and Vallejo Ventures Trust is 751 Laurel Street, #717, San Carlos, CA 94070.

(6)	Includes 98 shares of Class A common stock issuable upon vesting of GSUs within sixty days of December 31, 2015; 123 shares of Class A common stock held by the Greene/Rosenblum Family 2004 Trust; 11 shares of Class A common stock held by the Nathan Greene Rosenblum Irrevocable Trust; and 11 shares of Class A common stock held by the Mara Rosenblum Greene Irrevocable Trust. Diane is a trustee of each of these trusts and has voting and investment authority over the shares held by these trusts.

(7)	Includes 41 shares of Class A common stock issuable upon vesting of GSUs within sixty days of December 31, 2015; and 5,547 shares of Class A common stock held by the Hennessy 1993 Revocable Trust. John is a trustee of the Hennessy 1993 Revocable Trust and has voting and investment authority over the shares held by the Trust.

(8)	Includes 41 shares of Class A common stock issuable upon vesting of GSUs within sixty days December 31, 2015.

(9)	Alan R. Mulally joined our board of directors in July 2014.

(10)	Includes 41 shares of Class A common stock issuable upon vesting of GSUs within sixty days of December 31, 2015; and 7,254 shares of Class A common stock held by The Otellini Trust. Paul is a trustee of The Otellini Trust and has voting and investment authority over the shares held by the Trust.

(11)	Includes 41 shares of Class A common stock issuable upon vesting of GSUs within sixty days of December 31, 2015; 63,041 shares of Class A common stock held by Ram’s spouse; and 16,884 shares of Class A common stock held by Janket Ventures Limited Partnership. Ram has voting and investment authority over the shares held by Janket Ventures Limited Partnership. The address for Janket Ventures L.P. is 2200 Geng Road, Suite 100, Palo Alto, CA 94303.

(12)	Includes 41 shares of Class A common stock issuable upon vesting of GSUs within sixty days of December 31, 2015.

(13)	Consists of 391,357 shares of Class A common stock; 338,906 shares of Class A common stock issuable upon exercise of options that are fully vested and exercisable; and 8,361 shares of Class A common stock issuable upon vesting of GSUs within sixty days of December 31, 2015.

(14)	Based on the most recently available Schedule 13G filed with the SEC on January 28, 2016 by BlackRock, Inc. BlackRock, Inc., an investment adviser, beneficially owned 17,412,936 shares of Class A common stock, with sole voting power over 14,696,850 shares, shared voting power over 11,224 shares, sole dispositive power over 17,401,712 shares and shared dispositive power over 11,224 shares. The address for BlackRock, Inc. is 55 East 52nd Street, New York, New York 10055.

(15)	Based on the most recently available Schedule 13G filed with the SEC on February 12, 2016 by FMR LLC (FMR). FMR, certain of its subsidiaries and affiliates, and other companies, beneficially owned 18,397,196 shares of Class A common stock, with sole voting power over 1,942,944 shares, and sole dispositive power of 18,397,196 shares. The address of FMR LLC is 245 Summer Street, Boston, Massachusetts 02210.

(16)	Based on the most recently available Schedule 13G filed with the SEC on February 10, 2016 by The Vanguard Group. The Vanguard Group, an investment adviser, beneficially owned 17,256,856 shares of Class A common stock, with sole voting power over 542,733 shares, shared voting power over 28,800 shares, sole dispositive power over 16,681,691 shares, and shared dispositive power over 575,165 shares. Vanguard Fiduciary Trust Company (VFTC), a wholly-owned subsidiary of The Vanguard Group, Inc., is the beneficial owner of 455,865 shares as a result of its serving as investment manager of collective trust accounts. Vanguard Investments Australia, Ltd. (VIA), a wholly-owned subsidiary of The Vanguard Group, Inc., is the beneficial owner of 206,168 shares as a result of its serving as investment manager of Australian investment offerings. The address for The Vanguard Group is 100 Vanguard Boulevard, Malvern, Pennsylvania, 19355.

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SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors, executive officers, and holders of more than ten percent of our Class A and Class B common stock and our Class C capital stock to file with the SEC reports regarding their ownership and changes in ownership of our securities. We believe that, during 2015, our directors, executive officers, and ten percent stockholders complied with all Section 16(a) filing requirements, with the exceptions noted below.

•	A late Form 4 report was filed for Patrick Pichette on June 12, 2015 to report the vesting of 305 Class A Google Stock Units (“GSUs”) and 305 Class C GSUs settled in shares of Class A common stock and Class C capital stock, respectively (of which 160 shares of each class were withheld to cover applicable taxes and 145 shares of each class were issued) on June 8, 2015.

•	Late Form 4 reports were filed for each of L. John Doerr, Diane B. Greene, John Hennessy, Ann Mather, Alan R. Mulally, K. Ram Shriram, and Shirley Tilghman on July 23, 2015 to report their respective non-employee director annual refresh grants (673 shares of Class C GSUs, except for Alan R. Mulally who received a prorated grant of 580 shares of Class C GSUs) awarded on July 1, 2015.

In making these statements, we have relied upon examination of the copies of Forms 3, 4, and 5, and amendments to these forms provided to us, and the written representations of our directors, executive officers, and ten percent stockholders.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Related Party Transactions Policy and Procedure

Our written Related Party Transactions Policy provides that we will only enter into or ratify a transaction with a related party when our board of directors, acting through the Audit Committee, determines that the transaction is in the best interests of Alphabet and our stockholders.

For the purposes of this policy, a related party means:

•	a member of the board of directors (or a nominee to the board of directors);

•	an executive officer;

•	any person who is known to be the beneficial owner of more than five percent of any class of our securities;

•	any immediate family member of any of the persons listed above; or

•	any firm, corporation, partnership, or other entity in which any of the persons listed above is a general partner or principal or in a similar position or in which any of the persons listed above has a five percent or greater beneficial ownership interest.

We review all known relationships and transactions in which Alphabet and our directors, executive officers, and significant stockholders or their immediate family members are participants to determine whether such persons have a direct or indirect interest. Our legal staff, in consultation with our finance team, is primarily responsible for developing and implementing processes and controls to obtain information regarding our directors, executive officers, and significant stockholders with respect to related party transactions and then determining, based on the facts and circumstances, whether Alphabet or a related party has a direct or indirect interest in these transactions. On a periodic basis, the legal and finance teams review all transactions involving payments between Alphabet and any company that has our executive officer or director as an officer or director. In addition, our directors and executive officers are required to notify us of any potential related party transactions and provide us with the information regarding such transactions.

If our legal department determines that a transaction is a related party transaction, the Audit Committee must review the transaction and either approve or disapprove it. If advance approval of a transaction is not feasible, the chair of the Audit Committee may approve the transaction, and the Audit Committee may ratify the transaction in accordance with the Related Party Transactions Policy. In determining whether to approve or ratify a transaction with a related party, the Audit Committee will take into account all of the relevant facts and circumstances available to it, including, among any other factors it deems appropriate:

•	the benefits to us of the transaction;

•	the nature of the related party’s interest in the transaction;

•	whether the transaction would impair the judgment of a director or executive officer to act in the best interests of Alphabet and our stockholders;

•	the potential impact of the transaction on a director’s independence; and

•	whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances.

Any member of the Audit Committee who is a related party with respect to a transaction under review may not participate in the deliberations or vote on the approval of the transaction.

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Related Party Transactions

Indemnification Agreements

We have entered into an indemnification agreement with each of our directors and executive officers. The indemnification agreements, our certificate of incorporation, and bylaws require us to indemnify our directors and executive officers to the fullest extent permitted by Delaware law.

Corporate Use of Personal Aircraft

Eric E. Schmidt beneficially owns 100% of one aircraft and 33% of another aircraft, both of which are used by Eric and our other executive officers from time to time for business trips. The reimbursement rate for use of these aircraft is $7,500 per hour. Our Board of Directors approved this hourly reimbursement rate based upon a competitive analysis of comparable chartered aircraft rates that showed that the reimbursement rate is at or below market rates for the charter of similar aircraft. In 2015, we used these aircraft for business-related travel services for certain of our executive officers, including Eric, and we reimbursed Eric approximately $396,000. Due to the fact that the $7,500 hourly rate paid for the use of these aircraft is less than the actual operational costs incurred by Eric as owner of these aircraft, Eric does not profit from the use of these aircraft.

Use of Moffett Airfield

Pursuant to a 60-year lease agreement with NASA in early 2015, we became the operator of Moffett Airfield (the Airfield). Larry, Sergey, Eric, and Ram, through their affiliated entities (the Founder Entities), have historically used and paid to NASA applicable fees for the use of the Airfield for their personal aircraft. As the operator of the Airfield, we charge the Founder Entities fees for the use of the Airfield that are (i) non-preferential when compared to the fees charged to other private customers landing aircraft at the Airfield, and (ii) derived from rate schedules that are consistent with what an independent airfield services company believes, based on its industry experience, to be arm’s-length terms that are fair and reasonable to us as the operator. In 2015, we charged the Founder Entities approximately $1,725,722. These flights have not interfered with our business plans for use of the Airfield. These fees will be regularly reviewed by our Audit Committee. Larry, Sergey, Eric, and Ram do not have a material interest in any of the transactions described above.

Payments to Stanford University

In 2015, we paid approximately $5.7 million to Stanford University. Of this amount, approximately $1.6 million primarily represented donations for scholarships and other philanthropic endeavors and approximately $4.1 million for research, research materials, licensing, consulting, and engineering services.

John L. Hennessy, President of Stanford University, is a member of our Board of Directors. Ruth M. Porat, our Senior Vice President and Chief Financial Officer, is Vice Chair of the Stanford University board of trustees. In addition, K. Ram Shriram, a member of our Board of Directors, serves on the Stanford University board of trustees. Omid Kordestani, our former Senior Vice President and Chief Business Officer, serves as a member of the Stanford Graduate School of Business Advisory Board. John, Ruth, Ram, and Omid do not have a material interest in any of the transactions described above.

Acquisition of bebop Technologies, Inc.

On December 17, 2015, we acquired bebop Technologies, Inc. (bebop) for $411,598,500 (including payments subject to continued employment) in Alphabet Class C capital stock and cash, subject to indemnification obligations, escrow, and vesting. One of our directors, Diane Greene, was the CEO, a member of the board of directors and a stockholder of bebop. Diane’s husband, Mendel Rosenblum, was also an employee and stockholder of bebop. Diane and Mendel will receive an aggregate of $157,074,521 in Alphabet Class C capital stock and cash in exchange for their shares in bebop, a portion of which is subject to indemnification

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obligations, escrow, and vesting. Diane and Mendel intend to donate all of the merger consideration received pursuant to the bebop transaction to a donor advised fund. In connection with the bebop transaction, Diane became a Google Senior Vice President. Mendel has been employed in a non-executive capacity by Google since the consummation of the bebop transaction. Diane’s 2015 total compensation received from Google in connection with her employment is set forth in “Director Compensation for 2015” on page 29 of this proxy statement.

Diane was recused from all Board of Directors and Committee discussions relating to the bebop acquisition and the terms of Diane and Mendel’s employment. The independent members of our Board of Directors determined that the terms of the transaction and employment arrangements were arm’s-length as well as fair and reasonable to us.

Investments in Certain Private Companies

GV directly invested an aggregate of approximately $39.7 million in certain private companies from the beginning of 2015 through January 31, 2016, in which Kleiner Perkins Caufield & Byers was a co-investor or existing investor. KPCB Holdings, Inc., as nominee for certain funds of Kleiner Perkins Caufield & Byers and several of the managers of the fund, holds more than 10% of the outstanding shares of such private companies. L. John Doerr, who is a member of our Board of Directors, is a managing director/member of the managing members of those funds and the general partner of the general partners of certain Kleiner Perkins Caufield & Byers funds. John does not have a material interest in any of the transactions described above.

X Prize Foundation

In 2015, we provided a $8,150,000 sponsorship to X Prize Foundation. Larry and Wendy Schmidt, spouse of Eric E. Schmidt, are members of the X Prize Foundation Board of Trustees. Larry, Sergey, Eric, and Wendy are also members of its Vision Circle, a group of X Prize Foundation’s core shareholders and largest contributors. Larry, Sergey, Eric, and Wendy do not have a material interest in the sponsorship described above.

Certain Relationships

From time to time, we engage in certain transactions with other companies affiliated with our directors, executive officers, and significant stockholders or their immediate family members. We believe that all such arrangements have been entered into in the ordinary course of business and have been conducted on an arm’s-length basis and do not represent a material interest to such directors, executive officers or significant stockholders.

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DIRECTOR COMPENSATION

Board Compensation Arrangements for Non-Employee Directors

Alphabet’s director compensation program is designed to attract and retain highly qualified non-employee directors. Our program aligns director compensation with compensation offered by peer companies (identified in Section 3 of the “Compensation Discussion and Analysis”) that compete with us for talent.

We designed the program to address the time, effort, expertise, and accountability required of active board membership. Our Nominating and Corporate Governance Committee and Leadership Development and Compensation Committee believe that annual compensation for non-employee directors should consist of both cash to compensate members for their service on the Board of Directors and its committees, and equity to align the interests of directors and stockholders. By vesting over time, equity also creates an incentive for continued service on our Board of Directors. The Nominating and Corporate Governance Committee and the Leadership Development and Compensation Committee review the compensation programs for non-employee directors on an annual basis.

In 2015, we did not make any changes to our standard compensation arrangements and practices for non-employee directors. We awarded our standard ongoing compensation to each of our non-employee directors, including an annual $75,000 cash retainer and an annual $350,000 GSU grant. In addition, we paid a $25,000 annual cash retainer to the Audit Committee chairperson. We awarded cash retainers and GSU grants to our non-employee directors on July 1, 2015, the first Wednesday of the month following our 2015 Annual Meeting of Stockholders.

The exact number of GSUs comprising the equity awards is calculated by dividing the target dollar value of the award by the closing price of Alphabet’s Class C capital stock on the day prior to grant and rounding up to the nearest whole share. All annual GSU grants made to our non-employee directors vest at the rate of 1/48th monthly, beginning on the 25th day of the month following the grant date until fully vested, subject to continued service on our Board of Directors through the applicable vesting dates.

We reimburse our non-employee directors for reasonable out-of-pocket expenses in connection with attendance at Board of Directors and committee meetings.

Larry, Sergey, Eric, and Diane are our employee directors. In 2015, Larry and Sergey did not receive any compensation for their services as members of our Board of Directors. Please see the section titled “Executive Compensation” for more information about compensation paid to Eric, who serves as the Executive Chairman of the Board of Directors.

On December 17, 2015, Diane joined Google as a Senior Vice President. Prior to joining Google as an employee, Diane received our standard non-employee director compensation. Diane has retained her position on our Board of Directors since becoming a Google employee, but will not receive any compensation for her service as a member of our Board of Directors.

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Director Compensation for 2015

The following table summarizes compensation earned by non-employee directors during 2015.

	Fees Earned or	Stock	All Other
	Paid in Cash	Awards	Compensation	Total
Name	($)	($)(1)	($)	($)
L. John Doerr(2)	75,000	351,198	—	426,198
Diane B. Greene(3)	75,000	351,198	28,250	454,448
John L. Hennessy(4)	75,000	351,198	—	426,198
Ann Mather(5)	100,000	351,198	—	451,198
Alan R. Mulally(6)	64,674	302,667	—	367,341
Paul S. Otellini(7)	75,000	351,198	—	426,198
K. Ram Shriram(8)	75,000	351,198	—	426,198
Shirley M. Tilghman(9)	75,000	351,198	—	426,198

(1)	The amounts in the Stock Awards column reflect the aggregate grant date fair value of GSUs granted to directors in 2015 calculated in accordance with FASB ASC Topic 718. The grant date fair value of GSUs granted to the then non-employee directors on July 1, 2015 (GSU grant following the 2015 Annual Meeting of Stockholders) was $521.84 per share.

(2)	On December 31, 2015, 225 Class A and 1,203 Class C GSUs were outstanding.

(3)	On December 31, 2015, 253 Class A and 1,231 Class C GSUs were outstanding. Diane received $28,250 in other compensation this year as her prorated base salary after becoming a Google employee.

(4)	On December 31, 2015, 225 Class A and 1,203 Class C GSUs were outstanding.

(5)	On December 31, 2015, 225 Class A and 1,203 Class C GSUs were outstanding. Ann receives a $25,000 annual cash retainer as Audit Committee chairperson, which is in addition to the $75,000 annual cash retainer paid to all non-employee directors.

(6)	Mr. Mulally received a pro-rated annual cash retainer fee and GSU grant in 2015, based upon the time between his appointment date and our 2015 Annual Meeting of Stockholders. On December 31, 2015, 1,688 Class C GSUs were outstanding.

(7)	On December 31, 2015, 225 Class A and 1,203 Class C GSUs were outstanding.

(8)	On December 31, 2015, 225 Class A and 1,203 Class C GSUs were outstanding.

(9)	On December 31, 2015, 225 Class A and 1,203 Class C GSUs were outstanding.

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EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Overview

Our Compensation Discussion and Analysis (CD&A) includes a detailed discussion of compensation for seven named executive officers during the fiscal year ended December 31, 2015:

Larry Page	Chief Executive Officer (CEO), Alphabet and Co-Founder
Sergey Brin	President, Alphabet and Co-Founder
Eric E. Schmidt	Executive Chairman of the Board of Directors (Executive Chairman)
Sundar Pichai	Chief Executive Officer, Google as of October 2, 2015 (previously Senior Vice President, Products, Google)
Ruth M. Porat	Senior Vice President and Chief Financial Officer (CFO), Alphabet as of October 2, 2015, and Google as of May 26, 2015
Patrick Pichette	Senior Vice President and Chief Financial Officer (CFO), Google until May 26, 2015
Omid Kordestani	Senior Vice President and Chief Business Officer, Google through October 1, 2015

The CD&A is organized into five sections:

•	Section 1—Executive Summary

•	Section 2—Elements of Pay

•	Section 3—Determining Competitive Levels of Pay

•	Section 4—Pay Mix, Magnitude, and Leverage

•	Section 5—Other Compensation Information

Section 1—Executive Summary

We designed our compensation programs for our Alphabet and Google employees, including our named executive officers, to support three goals:

•	Attract and retain the world’s best talent

•	Support our culture of innovation and performance

•	Align employee and stockholder interests

We pay employees competitively compared to other opportunities they might have in the market. We also offer competitive benefits to promote the health and happiness of our employees, provide unique perks that make life and work more convenient, design compelling job opportunities aligned with our mission, and create a fun and energizing work environment.

We believe deeply in paying for performance. Therefore, a portion of compensation is tied to performance for all employees. The proportion of overall pay tied to performance is higher for employees at more senior levels in the organization, reflecting their opportunity for higher impact on company performance.

We use equity awards to align employee and stockholder interests. We require most of our senior executives to maintain holdings of Alphabet stock. See Section 5 of this CD&A for a description of our stock ownership requirements.

Larry and Sergey have voluntarily elected to only receive nominal cash compensation. As significant stockholders, a large portion of their personal wealth is tied directly to Alphabet’s stock price performance, which provides direct alignment with stockholder interests.

In addition to compensation practices, the Leadership Development and Compensation Committee regularly reviews and provides guidance to Alphabet’s organizational decisions as laid out in its charter (available at https://abc.xyz/investor/other/board.html#leadership-committee).

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Section 2—Elements of Pay

In 2015, we offered base salary and equity awards to our named executive officers. Eric also received a cash bonus award.

In March 2015, the Leadership Development and Compensation Committee made changes to the compensation structure for Alphabet’s executive officers. Beginning in 2016, executive officers will no longer receive cash bonuses and will receive all variable pay through equity awards. See “Cash Incentives” and “Equity” under Section 4 of the CD&A for additional details.

Base Salary

We use salary to provide employees, including our named executive officers, a steady income in line with their skills, experiences, and job opportunities available to them outside of Alphabet.

Upon reviewing the pay practices of our talent competitors and the compensation preferences of our employees, we continue to believe that competitive salaries are important for attracting and retaining great talent.

Equity Awards

We reinforce management’s focus on long-term stockholder value and commitment to the company through equity compensation programs that include the following features:

•	Biennial equity awards—Standard equity awards to our named executive officers are made only in even-numbered years. Granting less frequently allows us to incorporate longer performance periods into our equity decisions and encourages executives to take a long-term view of the business.

•	Minimum stock ownership requirements—We require minimum stock ownership as follows: (i) Larry, Sergey and Eric shall each own shares of Alphabet common stock worth at least $14.0 million; (ii) Sundar and each executive officer shall own shares of Alphabet common stock worth at least $4.0 million; and (iii) each member of our Board of Directors shall own shares of Alphabet common stock worth at least $750,000.

In 2015, we did not grant regular biennial equity awards to our named executive officers.

Role of Company Performance

The Leadership Development and Compensation Committee holds our named executive officers accountable for Alphabet’s company-wide performance (including Alphabet’s financial and operational performance and progress against company-wide strategic goals) and bases a portion of their compensation on such performance. We use company performance as an input in deciding each named executive officer’s equity awards.

Role of Individual Performance

The company-wide operational, strategic, and financial goals we set at the beginning of the year serve as the foundation for the personal goals set by each employee (in partnership with their manager). Managers review the performance of employees against these goals annually.

For our named executive officers, Larry assesses their performance against each officer’s goals. While informed by objective goals, Larry’s assessments are subjective, considering a complete picture of the named executive officer’s accomplishments. The Leadership Development and Compensation Committee discusses these appraisals with Larry when reviewing proposed equity awards for each named executive officer.

Section 3—Determining Competitive Levels of Pay

Our executive compensation decisions are informed by market data in addition to reviews of individual roles and performance. We use peer group data to obtain a compensation benchmark for our named executive officers in their current roles by reviewing the data reported in our peer companies’ SEC filings.

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In 2015, we considered peers to be companies that met at least three of the following criteria:

•	High-technology or media company

•	Key talent competitor

•	High-growth, with a minimum of 50% of Alphabet’s revenue and/or headcount growth over the previous two-year period

•	$10 billion or more in annual revenue

•	$50 billion or more in market capitalization

Based on these criteria, the Leadership Development and Compensation Committee selected the following companies as peer companies for 2015:

Amazon.com, Inc.	Hewlett-Packard Company	Oracle Corporation
Apple Inc.	Intel Corporation	Qualcomm, Inc.
Cisco Systems, Inc.	International Business Machines Corporation	The Walt Disney Company
eBay, Inc.	Microsoft Corporation	Yahoo! Inc.
Facebook, Inc.

Overall, we retained the same peer group in 2015 as in 2014.

When appropriate, we supplement publicly available data with relevant published survey sources, including surveys from Radford and Towers Watson. In addition, we consider job opportunities available to our named executive officers if they were to leave Alphabet. Therefore, we also assess compensation levels for our named executive officers against comparable roles at other S&P 500 companies and potential equity opportunities at startup organizations.

The Leadership Development and Compensation Committee does not utilize the services of an outside compensation consultant to assess pay levels.

Role of Management in Determining Compensation

Annually, Larry and the Leadership Development and Compensation Committee review our executive compensation practices against our market targets and benchmark data. Larry then makes compensation recommendations to the Leadership Development and Compensation Committee for our named executive officers, other than himself. Any changes to pay practices for our named executive officers must be approved by the Leadership Development and Compensation Committee before implementation.

Say-on-Pay

We hold our say-on-pay votes every three years. We will hold both our next say-on-pay vote and advisory vote on the frequency of say-on-pay votes (commonly known as a “say-when-on-pay” vote) at the 2017 Annual Meeting of Stockholders. The Leadership Development and Compensation Committee annually reevaluates our compensation practices to determine how they might be improved.

Section 4—Pay Mix, Magnitude, and Leverage

Pay Mix

Our named executive officers receive the majority of their pay from equity compensation, consistent with market benchmarks. As our biennial grants are made in even-numbered years, the value of equity compensation is not fully demonstrated in the 2015 pay mix, with the exception of Sundar and Ruth, who received special one-time equity awards in 2015 (see “Equity” section below for further details). Larry and Sergey declined to receive performance-based compensation.

The table below shows 2015 pay mix details, including salaries, actual bonuses, and the fair value of equity awards made in 2015. The table does not include any other compensation disclosed in the “All Other Compensation” column of our Summary Compensation Table.

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2015 ACTUAL COMPENSATION

		Salary	Bonus	Equity
Name	Title	(%)	(%)	(%)
Larry Page	Chief Executive Officer, Alphabet	100	N/A	N/A
Sergey Brin	President, Alphabet	100	N/A	N/A
Eric E. Schmidt	Executive Chairman, Alphabet	17	83	N/A
Sundar Pichai	Chief Executive Officer, Google	1	N/A	99
Ruth M. Porat	Senior Vice President and Chief Financial Officer	1	17	82
Patrick Pichette	Advisor; Former Senior Vice President and Chief Financial Officer	100	N/A	N/A
Omid Kordestani	Former Senior Vice President and Chief Business Officer	100	N/A	N/A

Base Salary

We set salaries for our named executive officers based on their responsibilities and trends we observe in the market (see Section 3 of this CD&A, “Determining Competitive Levels of Pay” for further details). We review salaries at least once a year and adjust them as needed.

In 2004, Larry and Sergey asked that their salaries each be reduced to $1 per year. Since 2005, the Leadership Development and Compensation Committee has offered them market-competitive salaries annually. For 2015, Larry and Sergey once again declined our salary offers and therefore receive salaries of $1 each.

In 2015, Larry reviewed the market benchmarks for our other named executive officers and recommended that we hold salaries constant at 2014 levels. Based on this assessment, the Leadership Development and Compensation Committee decided to maintain salaries for our named executive officers (other than Larry, Sergey, and Eric) at $650,000.

We set Eric’s salary at a higher level than our other named executive officers based on market benchmarks for the Executive Chairman role. Since transitioning to his current role as Executive Chairman in 2011, Eric has received a salary of $1.25 million, which we maintained in 2015.

Cash Incentives

In March 2015, the Leadership Development and Compensation Committee changed the compensation structure for Alphabet’s executive officers. The new structure eliminates annual cash bonuses beginning in 2016 (for the 2015 performance year), shifting to only salary and biennial equity grants. This change does not apply to Larry, Sergey, and Eric, who were each still eligible to receive annual cash bonuses in respect of their performance in 2015.

Of our named executive officers, only Eric received an annual cash bonus based on his performance in 2015. Eric’s bonus target was 400% of his salary with annual payments that can range from zero to a maximum of $6.0 million. Given Eric’s contributions leading our Board of Directors and managing complex stakeholder relationships during 2015, the Leadership Development and Compensation Committee approved a cash bonus of $6.0 million, equal to each of Eric’s last four annual bonuses. The Leadership Development and Compensation Committee offered Larry and Sergey cash bonuses in recognition of their performance in 2015; however, they declined to receive the bonuses.

The Leadership Development and Compensation Committee may also pay other discretionary bonuses unrelated to our annual cash bonus program. In May 2015, Ruth Porat joined us as CFO. As an inducement, we paid Ruth a sign-on bonus of $5.0 million in 2015. The award is shown in the table below as well as in the Summary Compensation Table under the “Bonus” column.

	Annual	Sign-On	Total
	Bonus Program	Bonus	2015 Bonus
Name	(in millions) ($)	(in millions) ($)	(in millions) ($)
Larry Page	—	—	—
Sergey Brin	—	—	—
Eric E. Schmidt	6.0	—	6.0
Sundar Pichai	—	—	—
Ruth M. Porat	—	5.0	5.0
Patrick Pichette	—	—	—
Omid Kordestani	—	—	—

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Equity

Our current practice is to grant GSUs as equity awards to employees. We do not grant any other equity vehicles at this time, although our practice may change in the future. Equity awards to our named executive officers (other than Larry, Sergey, and Eric) are generally granted biennially and vest over four years. Eric’s award is intended to be granted every four years, and vests quarterly over four years.

In March 2015, the Leadership Development and Compensation Committee changed the equity vesting schedule for biennial equity grants to Alphabet’s executive officers. Future biennial equity grants will vest quarterly over a four-year period.

In January 2015, the Leadership Development and Compensation Committee granted a $100.0 million equity award to Sundar in recognition of his performance and increased responsibilities as the leader of all Google’s technical product areas. In January 2016, following his promotion to Chief Executive Officer of Google, the Leadership Development and Compensation Committee granted a $209.0 million biennial equity award to Sundar, which vests over four years.

The Leadership Development and Compensation Committee views Sundar’s retention as critical to Google’s success, as demonstrated by his promotion to CEO in October 2015, and believes that this level of compensation is representative of his value and the opportunities available to him outside of Alphabet.

In June 2015, the Leadership Development and Compensation Committee granted a $25.0 million equity award to Ruth upon hire. The Leadership Development and Compensation Committee believes this award will deliver equity compensation commensurate with the responsibilities of the CFO role until biennial equity awards granted to executive officers in 2016 begin to vest.

Upon Patrick and Omid’s respective departures, all of their outstanding unvested equity was cancelled and we made cash payments equal to the value of their unvested biennial equity grants, prorated for the time between the grant date and the cancellation date. The payments equaled $56.2 million to Patrick and $16.3 million to Omid.

Larry and Sergey did not hold any stock options, GSUs, or other contingent stock rights at the end of 2015. The Leadership Development and Compensation Committee will continue to review their compensation on an ongoing basis and may recommend future equity awards.

Section 5—Other Compensation Information

The first four sections of this CD&A describe how we think about compensation and how that affects our pay practices. Other compensation-related details that may be important considerations for our investors are discussed below.

Risk Considerations

The Leadership Development and Compensation Committee reviewed our compensation programs for employees and concluded that these programs do not create risks that are reasonably likely to have a material adverse effect on the company.

The Leadership Development and Compensation Committee believes that the design of our annual and long-term incentives focuses performance on long-term value creation and discourages short-term risks at the expense of long-term results. A substantial portion of employees’ compensation is delivered in the form of equity awards, further aligning their interests with those of stockholders.

The Leadership Development and Compensation Committee believes that the following risk oversight and compensation design features safeguard against excessive risk-taking:

•	The Board of Directors as a whole has responsibility for risk oversight, regularly reviewing reports on the deliberations of Board committees. In addition, the Board reviews the strategic, financial, and execution risks and exposures associated with the financial, operational, and capital decisions that serve as inputs to our compensation programs.

•	The majority of compensation provided to our named executive officers is performance-based. Our named executive officers are motivated to carefully assess risks to protect their compensation.

•	Through discussions with Larry, the Leadership Development and Compensation Committee gains insight into a reasonable range of future company performance expectations. The information is incorporated into decisions regarding equity awards to our named executive officers.

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•	Given that equity compensation comprises a high percentage of our named executive officers’ overall pay:

–	Our equity awards are subject to vesting conditions that mitigate the potential for decisions that benefit short-term results but that may not be consistent with our long-term interests.

–	Equity awards typically vest over a four-year period to ensure our named executive officers have significant value tied to long-term stock price performance.

–	Our named executive officers are subject to minimum stock ownership guidelines. This ensures that each named executive officer will hold a significant amount of our equity to further align his or her interests with those of our stockholders over the long term.

–	We prohibit all speculative and hedging transactions involving our securities. As a result, our named executive officers cannot insulate themselves from the effects of poor stock price performance.

–	We have internal controls over financial reporting, the measurement and calculation of performance relative to goals, and other financial, operational, and compliance policies and practices designed to protect our compensation programs from manipulation by any employee.

Timing of Equity Award Grants

The effective grant date for all equity awards to employees, members of our Board of Directors, and non-employee advisors is the first Wednesday of the month following the date on which the equity award is approved by the Leadership Development and Compensation Committee, unless otherwise specified by our Board of Directors or the Leadership Development and Compensation Committee.

The Leadership Development and Compensation Committee does not grant equity compensation awards in anticipation of the release of material nonpublic information. Similarly, we do not time the release of material nonpublic information based on equity award grant dates.

Minimum Stock Ownership Guidelines

To align our named executive officers’ and directors’ interests with those of our stockholders, the Board of Directors has instituted minimum stock ownership requirements under our Corporate Governance Guidelines.

Our current stock ownership guidelines are: (i) Larry, Sergey and Eric shall each own Alphabet stock worth at least $14.0 million; (ii) Sundar and each executive officer shall own Alphabet stock worth at least $4.0 million; and (iii) each director shall own Alphabet stock worth at least $750,000.

Executive officers have five years from hire or promotion to the Senior Vice President level to comply with the stock ownership requirements. Each director has five years from the time he or she becomes a director to comply with these ownership requirements.

All of our named executive officers and directors either met the applicable minimum stock ownership guidelines as of December 31, 2015 or were within the time period noted above to come into compliance with these requirements.

Transactions in Company Securities

Our insider trading policy prohibits employees and directors from engaging in any speculative or hedging transactions in our securities. We prohibit hedging transactions such as puts, calls, collars, swaps, forward sale contracts, exchange funds, and similar arrangements or instruments designed to hedge or offset decreases in the market value of Alphabet’s securities. No employee or director may engage in short sales of Alphabet securities, hold Alphabet securities in a margin account, or pledge Alphabet securities as collateral for a loan.

Post-Employment and Change in Control Payments

We have no agreements with our named executive officers that provide for additional or accelerated compensation upon termination of the executive’s employment or a change in control of Alphabet, except as set forth below.

Upon a change in control of Alphabet and, unless our Board of Directors or Leadership Development and Compensation Committee determines otherwise, if the successor corporation does not assume or substitute the equity awards held by our employees, including our named executive officers, all unvested stock options and unvested GSUs will fully vest.

The table below shows our estimates of the value each of our named executive officers would have received if their unvested stock options and unvested GSUs as of December 31, 2015 had become fully vested as a result of a change in control.

The estimated benefit amount of unvested stock options was calculated by multiplying the number of unvested stock options by the excess of the closing prices of our Class A common stock or Class C capital stock on December 31, 2015, which were $778.01 per share and $758.88 per share, respectively, over the exercise price of the option. The estimated benefit amount of unvested

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GSUs was calculated by multiplying the number of unvested GSUs by the closing price of our Class A common stock or Class C capital stock on December 31, 2015, which were $778.01 per share and $758.88 per share, respectively.

		Estimated Benefit		Estimated
	Number of	of Unvested	Number of Unvested	Benefit of	Total
	Unvested Options at	Options at	GSUs at	Unvested GSUs at	Estimated
	December 31, 2015	December 31, 2015	December 31, 2015	December 31, 2015	Benefit
Name	(#)	($)	(#)	($)	($)
Larry Page	—	—	—	—	—
Sergey Brin	—	—	—	—	—
Eric E. Schmidt	—	—	142,776	109,715,503	109,715,503
Sundar Pichai	—	—	643,098	489,000,887	489,000,887
Ruth M. Porat	—	—	37,094	28,149,895	28,149,895
Patrick Pichette	—	—	—	—	—
Omid Kordestani	—	—	—	—	—

Deductibility of Executive Compensation

Section 162(m) of the Code may preclude us from deducting certain compensation in excess of $1.0 million per year to our named executive officers, unless such compensation meets the requirements of “qualified performance-based compensation” under Section 162(m). Eric’s annual cash bonus for the 2015 fiscal year does not meet the requirements of “qualified performance-based compensation.” Therefore, this bonus will not be deductible for federal income tax purposes to the extent that it, when combined with other 2015 compensation for the applicable named executive officer that does not meet such requirements (e.g., base salary, GSUs that vested and were settled in 2015), exceeds $1.0 million.

Perquisites and Other Benefits

Like all employees, our named executive officers are eligible to participate in various employee benefit plans, including medical, dental, and vision care plans, flexible spending accounts for health and dependent care, life, accidental death and dismemberment, disability, and travel insurance, survivor income benefit, employee assistance programs (e.g., confidential counseling), and paid time off. We also paid life insurance premiums for all employees (other than Larry and Sergey).

In addition, we maintain a tax qualified 401(k) retirement savings plan with both pre-tax and after-tax Roth savings features for eligible employees, including our named executive officers. In 2015, we provided a company match equal to the greater of 100% of contributions up to $3,000, or 50% of the maximum contribution under the Code ($18,000) for a maximum match of $9,000, per employee (other than Larry and Sergey). Our company match is fully vested at the time of contribution. Participants are not taxed on their pre-tax contributions or earnings on those contributions until distribution, but pre-tax contributions and all company matching contributions are deductible by us when made. Participants are taxed on their after-tax Roth contributions, and all company matching contributions and after-tax Roth contributions are deductible by us when made.

In 2015, we paid for personal security for Eric and incremental costs related to the personal use of non-commercial aircraft for Eric, Sundar, Ruth, and Omid. Pursuant to our Non-Commercial Aircraft Policy, named executive officers and their guests may use company aircraft with appropriate approvals and pay tax on any associated imputed income.

Deferred Compensation Plan

We maintain a non-qualified deferred compensation plan for most of our U.S.-based employees. As CFOs, both Ruth and Patrick were ineligible to participate in the deferred compensation plan. The plan allows participants to defer up to 100% of their bonus for a period of three, four, or five years, subject to certain exceptions. The deferred compensation plan is unfunded and unsecured, and participation is voluntary. We do not provide any matching contributions to the deferred compensation plan.

In 2015, Eric was the only named executive officer to defer his bonus under this plan. See the Non-Qualified Deferred Compensation table on page 41 for further information regarding Eric’s bonus deferral.

No Additional Executive Benefit Plans

Since we do not generally differentiate the benefits we offer our named executive officers from the benefits we offer other employees, we do not maintain any benefit plans that cover only select named executive officers. We also do not maintain any executive retirement programs such as executive pension plans or supplemental executive retirement plans.

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Leadership Development and Compensation Committee Report

The Leadership Development and Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management. Based on its review and discussions with management, the Leadership Development and Compensation Committee recommended to our Board of Directors that the Compensation Discussion and Analysis be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2015, as amended, and in this proxy statement.

LEADERSHIP DEVELOPMENT AND COMPENSATION COMMITTEE

Paul S. Otellini, Chair

K. Ram Shriram

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Summary Compensation Table

The following table sets forth information regarding the compensation paid to, or earned by, our named executive officers for the fiscal year ended December 31, 2015.

									Non-Qualified
								Non-Equity	Deferred
Name and						Stock	Option	Incentive Plan	Compensation	All Other
Principal		Salary		Bonus		Awards	Awards	Compensation	Earnings	Compensation		Total
Position	Year	($)(1)		($)(2)		($)(3)	($)	($)	($)	($)(4)		($)
Larry Page(5)	2015	1		—		—	—	—	—	—		1
Chief Executive	2014	1		—		—	—	—	—	—		1
Officer,	2013	1		—		—	—	—	—	—		1
Alphabet
Sergey Brin(5)	2015	1		—		—	—	—	—	—		1
President,	2014	1		—		—	—	—	—	—		1
Alphabet	2013	1		—		—	—	—	—	—		1
Eric E. Schmidt	2015	1,254,808		6,000,000		—	—	—	—	783,370	(6)	8,038,178
Executive	2014	1,250,000		6,000,000		100,443,838	—	—	—	996,934		108,690,772
Chairman,	2013	1,250,000		6,000,000		11,365,184	—	—	—	708,196		19,323,380
Alphabet
Sundar Pichai	2015	652,500		—		99,829,142	—	—	—	34,035	(7)	100,515,677
Chief
Executive
Officer, Google
Ruth M. Porat	2015	395,000	(8)	5,000,000	(9)	25,052,554	—	—	—	548,921	(10)	30,996,475
Senior Vice
President and
Chief Financial
Officer
Patrick Pichette	2015	322,501	(11)	—		—	—	—	—	56,220,725	(12)	56,543,226
Advisor;	2014	650,000		3,000,000		40,092,200	—	—	—	15,284		43,757,484
Former Senior	2013	650,000		3,000,000		1,489,917	—	—	—	13,159		5,153,076
Vice President
and Chief
Financial
Officer
Omid	2015	487,500	(13)	—		—	—	—	—	16,400,492	(14)	16,887,992
Kordestani	2014	237,500		6,500,000		123,153,001	—	—	—	12,551		129,903,052
Former Senior
Vice President
and Chief
Business
Officer

(1)	Salaries reflect amounts earned by the named executive officers in the relevant fiscal year. Includes amounts deferred pursuant to Section 401(k) of the Code.

(2)	The amounts in the Bonus column consist of the annual cash bonuses paid to named executive officers for performance in the relevant fiscal year. Includes amounts deferred pursuant to Section 401(k) of the Code. For Eric, also includes amounts deferred pursuant to our non-qualified deferred compensation plan.

(3)	Amounts reflect the aggregate grant date fair value of GSUs computed in accordance with FASB ASC Topic 718 and are not necessarily an indication of actual gains from previously granted equity awards. The grant date fair value of each GSU award is measured based on the closing price of our Class A common stock or Class C capital stock, as applicable, on the date of grant.

(4)	All other compensation generally consists of the Company’s 401(k) company match of up to $9,000, life insurance premiums paid by the Company for the benefit of the named executive officer, personal use of company aircraft, and the market value of a holiday gift given to each employee, net of tax withholding, unless otherwise noted. The aggregate incremental cost of personal use of the company aircraft is calculated based on a cost-per-flight-hour charge developed by a nationally recognized and independent service. The charge reflects the direct operating cost of the aircraft, including fuel, additives and lubricants, an allocable allowance for airframe, engine and APU maintenance and restoration, crew travel expenses, on board catering, and trip-related landing/hangar/ramp fees and parking costs. This charge does not include any fixed costs that do not change based on usage, such as pilots’ and other employees’ salaries, home hanger expenses, and general taxes and insurance.

(5)	Larry and Sergey each receive $1 in base salary and do not participate in our cash bonus program or our equity programs.

(6)	Includes $359,581 for personal security and $395,385 for personal use of aircraft chartered by the Company.

(7)	Includes $11,100 for personal security.

(8)	Ruth’s base salary is prorated for service between May 26, 2015 and December 31, 2015.

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(9)	Reflects a $5,000,000 sign-on bonus.

(10)	Includes $535,747 for relocation assistance, including a tax gross-up of $258,893, and a $7,500 relocation-related bonus.

(11)	Patrick’s base salary is prorated for service between January 1, 2015 and May 26, 2015.

(12)	Includes a $56,208,902 cash payment, made upon Patrick’s departure, following the cancellation of his outstanding and unvested equity grants.

(13)	Omid’s base salary is prorated for service between January 1, 2015 and October 1, 2015.

(14)	Includes a $16,309,118 cash payment, made upon Omid’s departure, following the cancellation of his outstanding and unvested equity grants.

Grants of Plan-Based Awards in 2015

The following table provides information regarding the amount of equity awards granted in 2015 for each of the named executive officers.

Equity Grants(1)
		Date of	All Other Stock
		Approval	Awards: Number		Grant Date Fair
		of Equity	of Stock Shares or		Value of Stock
	Grant	Awards by	Units		Awards
Name	Date	Committee	(#)		($)
Larry Page	—	—	—		—
Sergey Brin	—	—	—		—
Eric E. Schmidt	—	—	—		—
Sundar Pichai	1/7/2015	10/22/2014	199,220	(2)	99,829,142
Ruth M. Porat	6/3/2015	3/20/2015	46,367	(3)	25,052,554
Patrick Pichette	—	—	—		—
Omid Kordestani	—	—	—		—

(1)	Stock awards (GSUs) are shown at their aggregate grant date fair value in accordance with FASB ASC Topic 718. The fair value of each GSU award is measured based on the closing price of our Class C capital stock on the date of grant.

(2)	The exact number of GSUs comprising the equity award was calculated by dividing the target GSU grant value by the closing price of our Class C capital stock on January 6, 2015, rounding to the nearest whole share number.

(3)	The exact number of GSUs comprising the equity award was calculated by dividing the target GSU grant value by the closing price of our Class C capital stock on June 2, 2015, rounding to the nearest whole share number.

Description of Plan-Based Awards

The GSUs granted to Sundar and Ruth in fiscal year 2015 were granted under the 2012 Stock Plan and are governed by the terms of the 2012 Stock Plan and the applicable award agreements. See footnotes to the Outstanding Equity Awards at 2015 Fiscal Year-End table below for a description of the vesting schedule of the GSUs reported in the Grant of Plan-Based Awards in 2015 table above.

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Outstanding Equity Awards at 2015 Fiscal Year-End

The following table provides information on the current holdings of stock options and unvested GSUs by our named executive officers at December 31, 2015.

			Option Awards				Stock Awards
			Number of	Number of			Number of	Market Value
			Securities	Securities			Shares or Units	of Shares
			Underlying	Underlying	Option		of Stock That	or Units of Stock
			Unexercised	Unexercised	Exercise	Option	Have Not	That Have Not
	Grant		Options (#)	Options (#)	Price(1)	Expiration	Vested	Vested(2)
Name	Date		Exercisable	Unexercisable	($)	Date	(#)	($)
Larry Page	—		—	—	—	—	—	—
Sergey Brin	—		—	—	—	—	—	—
Eric E. Schmidt	2/5/2014	(3)	—	—	—	—	71,388	55,540,578
	2/5/2014	(3)	—	—	—	—	71,388	54,174,925
	2/2/2011		181,840	—	306.61	2/2/2021	—	—
	2/2/2011		181,840	—	305.39	2/2/2021	—	—
Sundar Pichai	1/7/2015	(4)	—	—	—	—	99,610	75,592,037
	8/6/2014	(5)	—	—	—	—	353,939	268,597,228
	8/6/2014	(6)	—	—	—	—	88,485	67,149,497
	5/1/2013	(7)	—	—	—	—	50,532	39,314,401
	5/1/2013	(7)	—	—	—	—	50,532	38,347,724
	4/4/2012		8,646	—	318.21	4/4/2022	—	—
	4/4/2012		8,646	—	316.94	4/4/2022	—	—
	8/4/2010		1,459	—	253.67	8/4/2020	—	—
	8/4/2010		1,459	—	252.65	8/4/2020	—	—
	7/29/2009		2,436	—	218.56	7/29/2019	—	—
	7/29/2009		2,436	—	217.68	7/29/2019	—	—
Ruth M. Porat	6/3/2015	(8)	—	—	—	—	37,094	28,149,895
Patrick Pichette	—		—	—	—	—	—	—
Omid Kordestani	—		—	—	—	—	—	—

(1)	The option exercise prices have been retroactively adjusted to reflect the April 2, 2014 stock split.

(2)	The market value of unvested GSUs is calculated by multiplying the number of unvested GSUs held by the applicable named executive officer by the closing price of our Class A common stock and Class C capital stock, as applicable, on December 31, 2015, which were $778.01 per share and $758.88 per share, respectively.

(3)	This award vests as follows: 1/16th of GSUs vested on May 25, 2015 and an additional 1/16th will vest quarterly thereafter until the units are fully vested, subject to continued employment on such vesting dates.

(4)	This award vests as follows: 1/8th of GSUs vested on March 25, 2015 and an additional 1/8th will vest quarterly thereafter until the units are fully vested, subject to continued employment on such vesting dates.

(5)	This award vests as follows: 100% of GSUs will vest on April 25, 2018, subject to continued employment on such vesting date.

(6)	This award vests as follows: 1/2 of GSUs will vest on April 25, 2016 and the remaining 1/2 will vest on April 25, 2017, subject to continued employment on such vesting dates.

(7)	This award vests as follows: 1/72 of GSUs vested on May 25, 2013 and an additional 1/72 will vest monthly thereafter until the units are fully vested, subject to continued employment on such vesting dates.

(8)	This award vests as follows: 1/5th of GSUs vested on December 25, 2015 and an additional 1/10th will vest quarterly thereafter until the units are fully vested, subject to continued employment on such vesting dates.

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Option Exercises and Stock Vested in Fiscal 2015

The following table provides information for the named executive officers on stock option exercises during the year ended December 31, 2015, including the number of shares acquired upon exercise and the value realized, before payment of any applicable withholding tax and broker commissions, and GSUs that vested during the same period.

	Option Awards		Stock Awards
	Number of Shares	Value Realized	Number of Shares	Value Realized
	Acquired on Exercise	on Exercise(1)	Acquired on Vesting	on Vesting(2)
Name	(#)	($)	(#)	($)
Larry Page	—	—	—	—
Sergey Brin	—	—	—	—
Eric E. Schmidt	—	—	45,746	27,837,271
Sundar Pichai	—	—	152,706	93,632,211
Ruth M. Porat	—	—	9,273	6,939,913
Patrick Pichette	24,614	6,199,393	12,308	6,900,451
Omid Kordestani	25,578	15,760,295	27,071	15,645,568

(1)	The value realized on exercise is calculated as the product of (a) the number of shares of our Class A common stock or Class C capital stock, as applicable, for which the stock options were exercised and (b) the excess of the closing price of our Class A common stock or Class C capital stock, as applicable, on the NASDAQ Global Select Market on the date of the exercise over the applicable exercise price per share of the stock options.

(2)	The value realized on vesting is calculated as the product of (a) the number of shares of our Class A common stock or Class C capital stock, as applicable, underlying the GSUs that vested and (b) the closing price of our Class A common stock or Class C capital stock, as applicable, on the NASDAQ Global Select Market on the day before vesting.

Non-Qualified Deferred Compensation

The following table provides information about contributions, earnings, and balances under our non-qualified deferred compensation plan in fiscal year 2015. We do not provide matching contributions to the deferred compensation plan, and in fiscal year 2015 there were no withdrawals by or distributions to our named executive officers.

	Executive Contributions		Aggregate Earnings	Aggregate Balance at
	in 2015(1)		in 2015(2)	December 31, 2015(3)
Name	($)		($)	($)
Larry Page	—		—	—
Sergey Brin	—		—	—
Eric E. Schmidt	5,766,266	(4)	276,649	26,757,478
Sundar Pichai	—		23,164	4,312,381
Ruth M. Porat	—		—	—
Patrick Pichette	—		—	—
Omid Kordestani	—		—	—

(1)	The amount reported under Executive Contributions in 2015 is the amount that the named executive officers elected to defer under our non-qualified deferred compensation plan. This amount represents compensation earned in 2015 and is therefore also reported as compensation in the Summary Compensation Table.

(2)	The amount reported under Aggregate Earnings in 2015 shows the net amount credited to each officer’s account as a result of the performance of the investment vehicle in which his or her account was deemed invested. This amount does not represent “above-market” earnings, and thus is not reported in the Summary Compensation Table.

(3)	Column Aggregate Balance at December 31, 2015 shows the amount of the non-qualified deferred compensation account balance at the end of 2015. For Eric, $20,714,563 of his balance represents the amount previously reported as Aggregate Balance at December 31, 2014 in the 2015 proxy statement.

(4)	Eric elected to contribute 100% of his 2015 bonus, the amount of which was determined in January 2016 and paid in February 2016.

Our deferred compensation plan is unfunded and unsecured, and participation is voluntary. Most U.S.-based employees are eligible to participate in the deferred compensation plan. As CFOs, both Ruth and Patrick were ineligible to participate in the deferred compensation plan. The plan allows participants to defer a specified percentage (up to 100%) of their bonus for a period of three, four or five years, subject to certain exceptions. During the deferral period, the deferred amounts are hypothetically or “notionally” invested in one or more investments funds selected by the committee administering the deferred compensation plan. Each participant’s account is adjusted for gains or losses at least annually based on the rate of gain or loss on the assets in each notional investment fund. We do not guarantee any returns on participant contributions. If a participant’s employment terminates, distribution is made in the form of a lump sum following termination.

In 2015, Eric was the only named executive officer to defer his bonus under this plan.

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Potential Payments Upon Termination or Change in Control

We have no agreements with any of our named executive officers that provide for additional or accelerated compensation on the termination of the executive’s employment or a change in control of the Company, except as set forth under “Post-Employment and Change in Control Payments” on page 35 of this proxy statement.

EQUITY COMPENSATION PLAN INFORMATION

The following table summarizes our equity compensation plan information as of December 31, 2015. Information is included for equity compensation plans approved by our stockholders and equity compensation plans not approved by our stockholders. We will not grant equity awards in the future under any of the equity compensation plans not approved by our stockholders included in the table below.

				(b)	(c)
		(a)		Weighted-average	Common/Capital Shares
		Common/Capital		Exercise Price	Available for Future
	Class of	Shares to be Issued		of Outstanding	Issuance Under Equity
	Common	Upon Exercise of		Options and	Compensation Plans
	Stock/Capital	Outstanding		Rights(1)	(Excluding Securities
Plan Category	Stock	Options and Rights(#)		($/Share)	Reflected in Column (a))(#)
Equity compensation plans approved by our stockholders	Class A	7,804,851	(2)	103.86	—	(3)
Equity compensation plans approved by our stockholders	Class B	—		—	—
Equity compensation plans approved by our stockholders	Class C	27,972,499	(4)	101.73	23,336,944	(5)
Equity compensation plans not approved by our stockholders	Class A	77,717	(6)	211.98	—
Equity compensation plans not approved by our stockholders	Class C	72,486	(7)	212.31	—
Total	Class A	7,882,568		105.47	—
Total	Class B	—		—	—
Total	Class C	28,044,985		103.30	23,336,944	(5)
Total	Class A and	7,882,568		105.47	—
	Class B
Total	Class A, Class B, and Class C	35,927,553		104.40	23,336,944	(5)
(1)	The weighted average exercise price is calculated based solely on the outstanding stock options. It does not take into account the shares issuable upon vesting of outstanding GSUs, which have no exercise price.

(2)	Consists of stock options to purchase 5,087,528 shares, and GSUs representing the right to acquire 2,717,323 shares of our Class A common stock outstanding under our 2004 Stock Plan.

(3)	Our 2004 Stock Plan expired in April 2014. No further grants may be made under the 2004 Stock Plan.

(4)	Consists of stock options to purchase 4,980,329 shares of Class C capital stock and GSUs representing the right to acquire 22,992,170 shares of Class C capital stock outstanding under our 2012 Stock Plan.

(5)	Consists of shares of Class C capital stock authorized to be issued pursuant to the Google Inc. 2012 Stock Plan, which was approved by our stockholders at the 2012 Annual Meeting of Stockholders and amended at the 2015 Annual Meeting of Stockholders.

(6)	Consists of shares of Class A common stock to be issued upon exercise of outstanding stock options and vesting of outstanding restricted stock units under the following plans which have been assumed by us in connection with certain of our acquisition transactions: the 2005 Stock Incentive Plan assumed by us in connection with our acquisition of DoubleClick Inc. in March 2008; the 2006 Stock Plan assumed by us in connection with our acquisition of AdMob, Inc. in May 2010; and the Motorola Mobility Holdings, Inc. 2011 Incentive Compensation Plan assumed by us in connection with our acquisition of Motorola Mobility Holdings, Inc. in May 2012. No further grants may be made under any of these plans.

(7)	Consists of shares of Class C capital stock to be issued upon exercise of outstanding stock options and vesting of outstanding GSUs that were distributed as a dividend to the issued and outstanding Class A stock options and GSUs in April 2014 in connection with the Stock Split under the following plans which have been assumed by us in connection with certain of our acquisition transactions: the 2005 Stock Incentive Plan assumed by us in connection with our acquisition of DoubleClick Inc. in March 2008; the 2006 Stock Plan assumed by us in connection with our acquisition of AdMob, Inc. in May 2010; and the Motorola Mobility Holdings, Inc. 2011 Incentive Compensation Plan assumed by us in connection with our acquisition of Motorola Mobility Holdings, Inc. in May 2012. No further grants may be made under any of these plans.

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INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Principal Accountant Fees and Services

The following table sets forth all fees paid or accrued by Alphabet and Google for the audit and other services provided by Ernst & Young LLP during the years ended December 31, 2014 and 2015 (in thousands):

	2014 ($)	2015 ($)
Audit Fees(1)	13,865	13,820
Audit-Related Fees(2)	1,742	3,572
Tax Fees(3)	5,180	3,282
Other Fees(4)	72	6
Total Fees	20,859	20,680
(1)	Audit Fees: This category represents fees for professional services provided in connection with the audit of our financial statements, audit of our internal control over financial reporting, review of our quarterly financial statements, and audit services provided in connection with other regulatory or statutory filings for which we have engaged Ernst & Young LLP.

(2)	Audit-Related Fees: This category consists primarily of attest services related to information systems.

(3)	Tax Fees: This category consists of tax compliance, tax planning, and tax advice, including foreign tax return preparation and requests for rulings or technical advice from tax authorities.

(4)	Other Fees: This category consists of fees for services other than the services reported in audit fees, audit-related fees, and tax fees.

The Audit Committee considered whether the provision of services other than audit services is compatible with maintaining Ernst & Young LLP’s independence.

Pre-Approval Policies and Procedures

All audit and non-audit services provided by Ernst & Young LLP to us must be pre-approved in advance by our Audit Committee unless the following conditions are met:

•	The service is one of a set of permitted services that the independent auditor is allowed to provide;

•	The total amount of such permitted service is less than or equal to $500,000; and

•	The services are reported to the Audit Committee and approved prior to the completion of the annual audit.

All other services must be pre-approved by either the Audit Committee or an authorized delegate of the Audit Committee prior to commencing such services. If pre-approval is obtained from a delegate of the Audit Committee, the service may commence, provided that the service is presented to the Audit Committee for approval at the next scheduled meeting.

All services provided to us by Ernst & Young LLP in 2014 and 2015 were pre-approved by the Audit Committee.

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REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee of the Board of Directors of Alphabet is comprised entirely of independent directors who meet the independence requirements of the Listing Rules of the NASDAQ Stock Market and the SEC. The Audit Committee operates pursuant to a charter that is available on the Investor Relations section of our website at https://abc.xyz/investor/other/board.html#audit-committee.

The Audit Committee oversees Alphabet’s financial reporting process and internal control structure on behalf of the Board of Directors. Management is responsible for the preparation, presentation, and integrity of the financial statements and the effectiveness of Alphabet’s internal control over financial reporting. Alphabet’s independent auditors are responsible for expressing an opinion as to the conformity of Alphabet’s consolidated financial statements with generally accepted accounting principles and as to the effectiveness of Alphabet’s internal control over financial reporting.

In performing its responsibilities, the Audit Committee has reviewed and discussed with management and the independent auditors the audited consolidated financial statements in Alphabet’s Annual Report on Form 10-K for the year ended December 31, 2015, as amended. The Audit Committee has also discussed with the independent auditors matters required to be discussed by Auditing Standard No. 16, “Communications with Audit Committees” issued by the Public Company Accounting Oversight Board (PCAOB).

The Audit Committee received written disclosures and the letter from the independent auditors pursuant to the applicable requirements of the PCAOB regarding the independent auditors’ communications with the Audit Committee concerning independence, and the Audit Committee discussed with the auditors their independence.

Based on the reviews and discussions referred to above, the Audit Committee unanimously recommended to the Board of Directors that the audited consolidated financial statements be included in Alphabet’s Annual Report on Form 10-K for the year ended December 31, 2015, as amended.

AUDIT COMMITTEE

Ann Mather, Chair
L. John Doerr

Alan R. Mulally

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MANAGEMENT PROPOSALS TO BE VOTED ON

Proposal Number 1	Election of Directors

Nominees

The Nominating and Corporate Governance Committee recommended, and our Board of Directors nominated:

•	Larry Page,	•	Ann Mather,
•	Sergey Brin,	•	Alan R. Mulally,
•	Eric E. Schmidt,	•	Paul S. Otellini,
•	L. John Doerr,	•	K. Ram Shriram, and
•	Diane B. Greene,	•	Shirley M. Tilghman
•	John L. Hennessy,

as nominees for election as members of our Board of Directors at the Annual Meeting. At the Annual Meeting, eleven directors will be elected to the Board of Directors.

Except as set forth below, unless otherwise instructed, the persons appointed in the accompanying form of proxy will vote the proxies received by them for these nominees, who are all presently directors of Alphabet. In the event that any nominee becomes unavailable or unwilling to serve as a member of our Board of Directors, the proxy holders will vote in their discretion for a substitute nominee. The term of office of each person elected as a director will continue until the next annual meeting or until a successor has been elected and qualified, or until the director’s earlier death, resignation, or removal.

The sections titled “Directors and Executive Officers” and “Director Selection Process and Qualifications” on pages 10-12 and 18-19 of this proxy statement contain more information about the leadership skills and other experiences that caused the Nominating and Corporate Governance Committee and the Board of Directors to determine that these nominees should serve as directors of Alphabet.

Required Vote

The eleven nominees receiving the highest number of affirmative “FOR” votes shall be elected as directors. Unless marked to the contrary, proxies received will be voted “FOR” these nominees.

Alphabet Recommendation

Our Board of Directors recommends a vote FOR the election to the Board of Directors of each of the abovementioned nominees.

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Proposal Number 2	Ratification of Appointment of Independent Registered Public Accounting Firm

The Audit Committee of the Board of Directors has appointed Ernst & Young LLP as the independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ending December 31, 2016. During the fiscal year ended December 31, 2015, Ernst & Young LLP served as our independent registered public accounting firm and also provided certain audit-related, tax, and other services. See “Independent Registered Public Accounting Firm” on page 43 of this proxy statement. Notwithstanding its selection, the Audit Committee, in its discretion, may appoint another independent registered public accounting firm at any time during the year if the Audit Committee believes that such a change would be in the best interests of Alphabet and our stockholders. If our stockholders do not ratify the appointment, the Audit Committee may reconsider whether it should appoint another independent registered public accounting firm. Representatives of Ernst & Young LLP are expected to attend the Annual Meeting, where they will be available to respond to appropriate questions and, if they desire, to make a statement.

Required Vote

Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016 requires the affirmative “FOR” vote of the holders of a majority of the voting power of Alphabet’s shares of Class A common stock and Class B common stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon, voting together as a single class. Unless marked to the contrary, proxies received will be voted “FOR” ratification of the appointment of Ernst & Young LLP.

Alphabet Recommendation

Our Board of Directors recommends a vote FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016.

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Proposal Number 3	Approval of an Amendment to Alphabet’s 2012 Stock Plan

At the Annual Meeting, stockholders will be asked to approve an amendment to the Alphabet Inc. 2012 Stock Plan, as amended (the Plan), in order to increase the maximum number of shares of our Class C capital stock that may be issued under the Plan by 11,500,000 shares.

In March 2016, the Leadership Development and Compensation Committee recommended and the full Board of Directors adopted, subject to stockholder approval, an amendment to the Plan to increase the share reserve by 11,500,000 shares of Class C capital stock. Our stockholders have previously authorized us to issue under the Plan up to a total of 47,000,000 shares of Class C capital stock, subject to adjustment upon certain changes in our capital structure.

The Leadership Development and Compensation Committee and the full Board of Directors believe that in order to successfully attract and retain the best possible candidates, we must continue to offer a competitive equity incentive program. As of December 31, 2015, 23,336,944 shares of our Class C capital stock remained available for future grant of stock awards under the Plan, a number that the Leadership Development and Compensation Committee and the full Board of Directors believes to be insufficient to meet our anticipated needs. Therefore, the Leadership Development and Compensation Committee recommended, and the full Board of Directors approved, subject to stockholder approval, an amendment to increase the maximum number of shares of Class C capital stock issuable under the Plan by 11,500,000 shares to a total of 58,500,000 shares of our Class C capital stock, subject to adjustment upon certain changes in our capital structure.

Summary of the Plan

The material features of the Plan are summarized below. This summary is qualified in its entirety by reference to the full text of the Plan, which is set forth in Appendix A to this proxy statement.

Purpose

The Board of Directors of Google originally adopted the Plan in April 2012, and it was subsequently approved by the stockholders of Google in June 2012. The Plan was then amended by the Board of Directors of Google in April 2015, and such amendment was subsequently approved by the stockholders of Google in June 2015. The Plan was assumed by Alphabet in October 2015. The Plan is intended to promote the interests of Alphabet and its subsidiaries (collectively, the Company) and its stockholders by providing the employees and consultants of the Company and members of the Board of Directors with incentives and rewards to encourage them to continue in the service of the Company and with a proprietary interest in pursuing the long-term growth, profitability and financial success of the Company.

Administration

The Leadership Development and Compensation Committee administers the Plan in accordance with its terms. The Leadership Development and Compensation Committee has full discretionary authority to administer the Plan, including without limitation, the authority to (1) designate the employees and consultants of the Company and members of the Board of Directors who shall be granted incentive awards under the Plan and the amount, type and other terms and conditions of such incentive awards and (2) interpret and construe any and all provisions of the Plan and the terms of any incentive award (and any agreement evidencing the grant of an incentive award). The Leadership Development and Compensation Committee may exercise all discretion granted to it under the Plan in a non-uniform manner among participants. The Leadership Development and Compensation Committee may delegate to a subcommittee of one or more members of the Board of Directors or employees of the Company the authority to grant incentive awards, subject to such limitations as the Leadership Development and Compensation Committee shall specify and to the requirements of applicable law.

Eligibility

Any employee or consultant of, or person who renders services directly or indirectly to, the Company and any member of the Board of Directors is eligible for selection by the Leadership Development and Compensation Committee to receive an incentive award under the Plan (such a person who is selected to receive an incentive award is referred to herein as a participant). As of March 31, 2016, the Company had 64,115 full-time employees and eleven members of the Board of Directors (including four employee directors).

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Shares Subject to the Plan

Currently, the maximum number of shares of Class C capital stock that may be covered by incentive awards granted under the Plan shall not exceed 47,000,000 shares in the aggregate. Currently, the maximum number of shares of Class C capital stock that may be covered by incentive awards granted under the Plan that are intended to be incentive stock options (ISOs) shall not exceed 47,000,000 shares in the aggregate. As of December 31, 2015, 23,336,944 shares of our Class C capital stock remained available for future grant of stock awards under the Plan. Assuming stockholders approve this proposal, a total of 58,500,000 shares of Class C capital stock will have been reserved for issuance pursuant to the Plan. Assuming stockholders approve this proposal, the maximum number of shares of Class C capital stock that may be covered by incentive awards granted under the Plan that are intended to be ISOs shall not exceed 58,500,000.

For purposes of these maximum share limitations, shares of Class C capital stock shall only be counted as used to the extent that they are actually issued and delivered to a participant (or such participant’s permitted transferees as described in the Plan) pursuant to the Plan. Accordingly, if an incentive award is settled for cash or if shares of Class C capital stock are withheld to pay the exercise price of a stock option or to satisfy any tax withholding requirement in connection with an incentive award, only the shares issued (if any), net of the shares withheld, will be deemed delivered for purposes of determining the number of shares of Class C capital stock that are available for delivery under the Plan. In addition, shares of Class C capital stock related to incentive awards that expire, are forfeited or cancelled or terminate for any reason without the issuance of shares shall not be treated as issued pursuant to the Plan. In addition, if shares of Class C capital stock owned by a participant (or such participant’s permitted transferees as described in the Plan) are tendered (either actually or through attestation) to the Company in payment of any obligation in connection with an incentive award, the number of shares tendered shall be added to the number of shares of Class C capital stock that are available for delivery under the Plan. Notwithstanding anything to the contrary herein, shares of Class C capital stock attributable to incentive awards transferred under any incentive award transfer program (as described below) shall not again be available for delivery under the Plan. As of April 11, 2016, the market value of a share of Class C capital stock was $736.10.

Award Types

The Plan permits grants of the following types of incentive awards subject to such terms and conditions as the Leadership Development and Compensation Committee shall determine, consistent with the terms of the Plan: (1) stock options, including stock options intended to qualify as ISOs, (2) other stock-based awards, including in the form of stock appreciation rights, phantom stock, restricted stock, restricted stock units, performance shares, deferred share units or share-denominated performance units, and (3) cash awards. Subject to the terms and conditions set forth in the Plan, incentive awards may be settled in cash or shares of Class C capital stock and may be subject to performance-based and/or service-based conditions. Cash awards shall, other than in the case of any cash awards granted to non-employee members of the Board of Directors, and all other incentive awards may, be designed to qualify as “performance-based compensation” within the meaning of Section 162(m) (Performance-Based Compensation).

Stock Options

The Plan permits the Leadership Development and Compensation Committee to grant stock options, including ISOs, which are stock options that are designated by the Leadership Development and Compensation Committee as incentive stock options and which meet the applicable requirements of incentive stock options pursuant to Section 422 of the Code, subject to certain terms and conditions.

Exercise Price. The exercise price per share of Class C capital stock covered by a stock option shall not be less than 100% of the fair market value of a share of Class C capital stock on the date on which such stock option is granted. For this purpose, fair market value (Fair Market Value) is determined as being equal to the closing sales price on the date of grant or, if not so reported for such day, the immediately preceding business day, of a share of Class C capital stock as reported on the principal securities exchange on which shares of Class C capital stock are listed and admitted to trading.

Terms Applicable to Stock Options. A stock option granted to a participant under the Plan allows a participant to purchase up to a specified total number of shares of Class C capital stock at a specified exercise price per share during specified time periods, each as determined by the Leadership Development and Compensation Committee in its discretion, provided that no stock option may have a term of longer than ten (10) years.

Additional Terms for ISOs. Stock options granted under the Plan that are intended to qualify as ISOs are subject to certain additional terms and conditions as set forth in the Plan, including: (1) each stock option that is intended to qualify as an ISO must be designated as an ISO in the agreement evidencing its grant, (2) ISOs may only be granted to individuals who are employees of the Company, (3) the aggregate Fair Market Value (determined as of the date of grant of the ISOs) of the number of shares of Class C capital stock with respect to which ISOs are exercisable for the first time by any participant during any calendar year under all plans of the Company shall not exceed $100,000, or such other maximum amount as is then applicable under Section 422 of the Code, and (4) no ISO may be granted to a person who, at the time of the proposed grant, owns (or is deemed to own under the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of common stock of the Company unless (a) the exercise price of such ISO is at least one hundred ten percent (110%) of the Fair Market Value of a share of Class C capital stock at the time such ISO is granted and (b) such ISO is not exercisable after the expiration of five years from the date it is

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granted. Any stock option granted under the Plan that is designated as an ISO but for any reason fails to meet the requirements of an ISO shall be treated under the Plan as a nonstatutory stock option.

Repricing Permitted. The Plan permits Alphabet to reprice any stock option granted under the Plan without the approval of the stockholders of Alphabet. For this purpose, “reprice” means (1) any of the following or any other action that has the same effect: (a) lowering the exercise price of a stock option after it is granted, (b) any other action that is treated as a repricing under GAAP, or (c) cancelling a stock option at a time when its exercise price exceeds the fair market value of the underlying Class C capital stock, in exchange for another stock option, restricted stock, or other equity, unless the cancellation and exchange occurs in connection with a merger, acquisition, spin-off or other similar corporate transaction; and (2) any other action that is considered to be a repricing under formal or informal guidance issued by NASDAQ.

Performance-Based Awards

The Leadership Development and Compensation Committee may grant incentive awards that are intended to qualify as Performance-Based Compensation pursuant to the Plan. Unless otherwise specified in the agreement evidencing the grant of an incentive award that is intended to qualify as Performance-Based Compensation, the Leadership Development and Compensation Committee may, in its discretion, reduce or eliminate the amount payable to any participant with respect to the incentive award, based on such factors as the Leadership Development and Compensation Committee may deem relevant, but the Leadership Development and Compensation Committee may not increase any such amount above the amount established in accordance with the relevant objective performance formula applicable to the incentive award. For purposes of clarity, the Leadership Development and Compensation Committee may exercise the discretion provided by the foregoing sentence in a non-uniform manner among participants.

The performance goals upon which the payment or vesting of any incentive award (other than stock options and stock appreciation rights) that is intended to qualify as Performance-Based Compensation depends shall relate to one or more of the following performance measures: market price of Class C capital stock, earnings per share of Class C capital stock, income, net income or profit (before or after taxes), economic profit, operating income, operating margin, profit margin, gross margin, return on equity or stockholder equity, total shareholder return, market capitalization, enterprise value, cash flow (including but not limited to operating cash flow and free cash flow), cash position, return on assets or net assets, return on capital, return on invested capital, return on sales, stockholder returns, economic value added, cash value added, earnings or net earnings (before or after interest, taxes, depreciation and amortization), earnings from continuing operations, operating earnings, controllable profits, sales or revenues, sales growth, new orders, capital or investment, ratio of debt to debt plus equity, ratio of operating earnings to capital spending, new product innovation, product release schedules or ship targets, market share, cost reduction goals, inventory or supply chain management initiatives, budget comparisons, implementation or completion of specified projects or processes, customer satisfaction MBOs (management by objectives), productivity, expense, margins, operating efficiency, working capital, the formation of joint ventures, research or development collaborations, or the completion of other transactions, any other measure of financial performance that can be determined pursuant to GAAP, or any combination of any of the foregoing.

A performance goal (1) may relate to the performance of the participant, Alphabet, a subsidiary of Alphabet, the Company, any business group, business unit or other subdivision of the Company, or any combination of the foregoing, as the Leadership Development and Compensation Committee deems appropriate and (2) may be expressed as an amount, as an increase or decrease over a specified period, as a relative comparison to the performance of a group of comparator companies or a published or special index, or any other external measure of the selected performance criteria, as the Leadership Development and Compensation Committee deems appropriate. The measurement of any performance goal may exclude the impact of unusual, non-recurring or extraordinary items or expenses; items relating to financing activities; charges for restructurings or productivity initiatives; other non-operating items; discontinued operations; items related to the disposal of a business or segment of a business; the cumulative effect of changes in accounting treatment; items related to a change in accounting principle; items related to changes in applicable laws or business conditions; any impact of impairment of tangible or intangible assets; any impact of the issuance or repurchase of equity securities and or other changes in the number of outstanding shares of any class of Alphabet equity securities; any gain, loss, income or expense attributable to acquisitions or dispositions of stock or assets; items attributable to the business operations of any entity acquired by Alphabet during a performance period; stock-based compensation expense; in-process research and development expense; future contributions to the Google Foundation; gain or loss from all or certain claims and/or litigation and insurance recoveries; items that are outside the scope of Alphabet’s core, on-going business activities; and any other items, each determined in accordance with GAAP and as identified in Alphabet’s audited financial statements, including the notes thereto.

Within ninety (90) days after the beginning of a performance period for an incentive award intended to qualify as Performance-Based Compensation, and in any case before twenty-five percent (25%) of the performance period has elapsed, the Leadership Development and Compensation Committee shall establish written, objective performance goals for the incentive awards to be earned over the performance period. Performance periods may be overlapping.

The maximum number of shares of Class C capital stock that may be covered by incentive awards intended to qualify as Performance-Based Compensation that are granted to any one participant who is an executive officer of Alphabet in any calendar year shall not

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exceed 1,000,000 shares. The amount payable to any executive officer of Alphabet with respect to any calendar year for all incentive awards settled in cash shall not exceed $100 million. For this purpose, “amount payable with respect to any calendar year” means the amount of cash, or value of other property, required to be paid based on the achievement of applicable performance goals during a performance period that ends in a calendar year, disregarding any deferral pursuant to the terms of a deferred compensation plan unless the terms of the deferral are intended to comply with the requirements for Performance-Based Compensation.

For purposes of clarity, the foregoing provisions described in this section apply only to incentive awards granted under the Plan that are intended to qualify as Performance-Based Compensation and do not limit the Leadership Development and Compensation Committee’s discretion to determine the terms and conditions of performance-based incentive awards granted under the Plan that are not intended to qualify as Performance-Based Compensation. In addition, the Leadership Development and Compensation Committee may, subject to the terms of the Plan, amend previously granted incentive awards in a way that disqualifies them as Performance-Based Compensation.

Incentive Award Transfer Program

Each of the Board of Directors and the Leadership Development and Compensation Committee has the authority under the Plan to implement a program, which would permit participants the opportunity to transfer any outstanding incentive awards to a financial institution or other person selected by the Board of Directors or the Leadership Development and Compensation Committee.

Amendment and Termination

The Board of Directors may at any time suspend or discontinue the Plan or revise or amend the Plan in any respect whatsoever, provided that to the extent that any applicable law, tax requirement, or rule of a stock exchange requires stockholder approval in order for any such revision or amendment to be effective, such revision or amendment shall not be effective without such approval. Except as expressly provided in the Plan, no action under the Plan may, without the consent of a participant, reduce the participant’s rights under any previously granted and outstanding incentive award.

Adjustments Upon Certain Changes

The Plan includes provisions that require or permit the Leadership Development and Compensation Committee to make certain adjustments upon the occurrence of specified events, including provisions that provide as follows: (1) upon the occurrence of certain events affecting the capitalization of Alphabet such as a recapitalization or stock split, the Leadership Development and Compensation Committee shall make appropriate adjustments in the type and maximum number of shares available for issuance under the Plan and the limits described above for ISOs and for incentive awards intended to be Performance-Based Compensation that are granted to executive officers of Alphabet, (2) in the event of an increase or decrease in the number or type of issued shares of common stock of Alphabet without receipt or payment of consideration by the Company, the Leadership Development and Compensation Committee shall appropriately adjust the type or number of shares subject to each outstanding incentive award and the exercise price per share, if any, of shares subject to each such incentive award, (3) in the event of a merger or similar transaction as a result of which the holders of shares of Class C capital stock receive consideration consisting exclusively of securities of the surviving corporation in such transaction, the Leadership Development and Compensation Committee shall appropriately adjust each outstanding incentive award so that it pertains and applies to the securities which a holder of the number of shares of Class C capital stock subject to such incentive award would have received in such transaction, and (4) upon the occurrence of certain specified extraordinary corporate transactions, such as a dissolution or liquidation of Alphabet, sale of all or substantially all of the Company’s assets, and certain mergers involving Alphabet, and upon any other corporate change, including but not limited to the sale of a subsidiary or business unit, the Leadership Development and Compensation Committee has discretion to make certain adjustments to outstanding incentive awards, cancel outstanding incentive awards and provide for cash payments to participants in consideration of such cancellation, or provide for the exchange of outstanding incentive awards.

Summary of Federal Income Tax Consequences of Awards

ISOs. A participant who is granted an ISO does not recognize taxable income at the time the ISO is granted or upon its exercise, but the excess of the aggregate fair market value of the shares acquired on the exercise date (ISO shares) over the aggregate exercise price paid by the participant is included in the participant’s income for alternative minimum tax purposes. Upon a disposition of the ISO shares more than two years after grant of the ISOs and one year after exercise of the ISOs, any gain or loss is treated as long-term capital gain or loss. In such case, Alphabet would not be entitled to a deduction. If the participant sells the ISO shares prior to the expiration of these holding periods, the participant recognizes ordinary income at the time of disposition equal to the excess if any, of the lesser of (1) the aggregate fair market value of the ISO shares at the date of exercise and (2) the amount received for the ISO shares, over the aggregate exercise price previously paid by the participant. Any gain or loss recognized on such a premature disposition of the ISO shares in excess of the amount treated as ordinary income is treated as long-term or short-term capital gain or loss, depending on how long the shares were held by the participant prior to the sale. The amount of ordinary income recognized by the participant is subject to payroll taxes. Alphabet is entitled to a deduction at the same time and in the same amount as the participant recognizes ordinary income.

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Nonstatutory Stock Options. A participant who is granted a stock option that is not an ISO (a nonstatutory stock option) does not recognize any taxable income at the time of grant. Upon exercise, the participant recognizes taxable income in an amount equal to the aggregate fair market value of the shares subject to the nonstatutory stock options over the aggregate exercise price of such shares. Any taxable income recognized in connection with the exercise of nonstatutory stock options by an employee is subject to payroll taxes. Alphabet is entitled to a deduction at the same time and in the same amount as the participant recognizes ordinary income. The participant’s basis in the option shares will be increased by the amount of ordinary income recognized. Upon the sale of the shares issued upon exercise of the nonstatutory stock options, any further gain or loss recognized will be treated as long-term or short-term capital gain or loss, depending on how long the shares were held by the participant prior to the sale.

Restricted Stock and Restricted Stock Units. A participant will not recognize income at the time a restricted stock award is granted. When the restrictions lapse with regard to any installment of restricted stock, the participant will recognize ordinary income in an amount equal to the fair market value of the shares with respect to which the restrictions lapse, unless the participant elected to realize ordinary income in the year the award is granted in an amount equal to the fair market value of the restricted stock awarded, determined without regard to the restrictions. A participant will not recognize income at the time an award of restricted stock units (GSUs) is granted. The participant will recognize ordinary income at the time the GSUs vest, in an amount equal to the cash paid or to be paid or the fair market value of the shares delivered or to be delivered. The amount of ordinary income recognized by the participant is subject to payroll taxes. Alphabet is entitled to a deduction at the same time and in the same amount as the participant recognizes ordinary income.

Performance-Based Awards. A participant will not recognize income at the time of grant of a performance-based award. The participant will recognize ordinary income at the time the performance-based award vests in an amount equal to the dollar amount, or the fair market value of the shares of Class C capital stock, subject to the award. The amount of ordinary income recognized by the participant is subject to payroll taxes. Alphabet is entitled to a deduction at the same time and in the same amount as the participant recognizes ordinary income.

Section 162(m) Compensation Deduction Limitation. In general, Section 162(m) limits Alphabet’s compensation deduction to $1,000,000 paid in any tax year to any “covered employee” as defined under Section 162(m). This deduction limitation does not apply to certain types of compensation, including Performance-Based Compensation. The terms of the Plan permit, but do not require, Alphabet to grant performance-based awards under the Plan that meet the requirements of Performance-Based Compensation so that such awards will be deductible by Alphabet for federal income tax purposes.

THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF U.S. FEDERAL INCOME TAXATION WITH RESPECT TO THE GRANT AND EXERCISE OF AWARDS UNDER THE PLAN. IT DOES NOT PURPORT TO BE COMPLETE AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF AN INDIVIDUAL’S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE, OR FOREIGN COUNTRY IN WHICH ANY ELIGIBLE INDIVIDUAL MAY RESIDE.

Plan Benefits

The amount and timing of awards granted under the Plan are determined in the sole discretion of the administrator and therefore cannot be determined in advance. The future awards that would be received under the Plan by executive officers and other employees are discretionary and are therefore not determinable at this time.

Required Vote

Approval of the proposed amendment to the Plan requires the affirmative “FOR” vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote thereon. Unless marked to the contrary, proxies received will be voted “FOR” approval of an amendment to increase the maximum number of shares of our Class C capital stock that may be issued under the Plan by 11,500,000 shares.

Alphabet Recommendation

We believe strongly that the approval of the amendment to the Plan is essential to our continued success. Our employees are among our most valuable assets. Equity awards provided under the Plan are vital to our ability to attract and retain outstanding and highly skilled individuals. Such awards also are crucial to our ability to motivate employees to achieve our goals. For the reasons stated above the stockholders are being asked to approve the amendment to the Plan.

Our Board of Directors recommends a vote FOR the approval of an amendment to increase the number of Class C capital stock issuable under the Plan by 11,500,000 shares.

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Proposal Number 4	Approval of an Amendment to Google’s Fourth Amended and Restated Certificate of Incorporation

General

On October 2, 2015, Google implemented the Reorganization pursuant to Section 251(g) of the General Corporation Law of the State of Delaware (the DGCL). As a result of the Reorganization, Google became a direct, wholly owned subsidiary of a new public holding company, Alphabet.

As required by Section 251(g), Google’s Fourth Amended and Restated Certificate of Incorporation, as amended in connection with the Reorganization (the Google Charter), provides that all acts or transactions involving Google, other than the election or removal of directors, that require the approval of Alphabet as Google’s sole stockholder will also require the approval of Alphabet’s stockholders by the same vote as is required by the DGCL and the Google Charter (the Pass-Through Provision). Absent a provision like the Pass-Through Provision, there is no general requirement under Delaware law that stockholders of a parent entity vote on transactions involving the parent entity’s wholly owned subsidiaries.

Accordingly, the Pass-Through Provision permits stockholders of Alphabet, the public holding company, to have direct voting rights as to matters affecting Alphabet’s subsidiary, Google that would otherwise only require the approval of Alphabet, as sole stockholder. This is highly unusual for a public holding company and restricts Alphabet’s flexibility to realize the desired effects of the Reorganization.

For example, the Pass-Through Provision would require Google to obtain approval from Alphabet’s stockholders, in addition to obtaining the approval of its sole stockholder, Alphabet, prior to making amendments to the Google Charter. As was required by Section 251(g) of the DGCL, the Google Charter is substantially identical to Alphabet’s Amended and Restated Certificate of Incorporation (the Alphabet Charter), with the exception of the Pass-Through Provision and the provision relating to its authorized share capital. However, now that Alphabet is the public holding company, certain amendments to the Google Charter are desired in order to eliminate duplicative and unnecessary provisions in the Google Charter. For instance, as a result of the Reorganization, Google’s shares are no longer listed for trading on any stock exchange, and thus references in the Google Charter to stock exchange rules and regulations governing listed companies are no longer applicable and should be eliminated.

Additionally, provisions in the Google Charter that establish committees of the board of directors result in a duplicative corporate board and committee structure at Google and Alphabet, which poses an administrative burden on both companies. The removal of the Pass-Through Provision would allow Alphabet to consider additional Google Charter amendments such as these without a special vote of Alphabet’s stockholders for each amendment. This is critical to allowing Alphabet to operate its public holding company structure effectively.

The Pass-Through Provision would also require Google to seek approval from both Alphabet and Alphabet’s stockholders prior to taking certain intercompany actions, such as a merger of Google with another wholly owned subsidiary of Alphabet. Furthermore, under the DGCL and pursuant to the Pass-Through Provision in Google’s Charter, certain corporate acts, such as a conversion from a corporation into a limited liability company (which can facilitate intercompany transactions) or a change in corporate domicile, would require the unanimous approval of all of Alphabet’s stockholders, in addition to the approval of Alphabet as the sole stockholder of Google. Obtaining unanimous consent from all of a public corporation’s stockholders would be both impractical and unrealistic.

The Board of Directors believes that the deletion of the Pass-Through Provision will provide Alphabet with the flexibility to manage its organization under the holding company structure more efficiently and effectively. Our Board of Directors therefore seeks approval from Alphabet’s stockholders to amend the Google Charter in order to remove the Pass-Through Provision. Among other things, the elimination of the Pass-Through Provision would allow Alphabet, as the sole stockholder of Google, to approve certain corporate acts relating to its wholly owned subsidiary Google, without requiring the additional approval of Alphabet’s stockholders.

The Pass-Through Provision that would be eliminated by the proposed amendment reads as follows:

Any act or transaction by or involving the Corporation, other than the election or removal of directors of the Corporation, that requires for its adoption under the General Corporation Law of the State of Delaware or this Certificate of Incorporation the approval of the stockholders of the Corporation shall, in accordance with Section 251(g) of the General Corporation Law of the State of Delaware,require, in addition, the approval of the stockholders of Alphabet Inc. (or any successor thereto by merger), by the same vote as is required by the General Corporation Law of the State of Delaware and/or this Certificate of Incorporation.

A complete copy of the proposed amendment is attached to this proxy statement as Appendix B.

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Board Rationale

As disclosed in our Annual Report on Form 10-K for the year ended December 31, 2015, we undertook the Reorganization and created a new holding company operating structure to increase management scale and focus on running our diverse businesses independently, with the goal of maximizing each of the business’s potential. As was required by Section 251(g) of the DGCL, the Google Charter was amended pursuant to the Reorganization to adopt the Pass-Through Provision. With the exception of the Pass-Through Provision and the provision relating to Google’s authorized share capital, the Google Charter and Alphabet Charter are currently substantially identical.

The Pass-Through Provision requires Google to obtain the vote of Alphabet’s stockholders, in addition to obtaining the vote of its sole stockholder, Alphabet, before Google takes certain actions requiring stockholder approval, such as a merger involving Google or an amendment to the Google Charter. Absent a provision like the Pass-Through Provision, there is no general requirement under Delaware law that stockholders of a parent entity vote on transactions or acts involving the parent entity’s wholly owned subsidiaries.

The deletion of the Pass-Through Provision will put Alphabet in the same position as substantially all other public holding companies that operate through multiple subsidiaries. It is uncommon in business organizations that operate in a holding company structure for the stockholders of the holding company to have direct voting rights as to matters that affect only subsidiaries of the holding company. By removing this requirement, Alphabet will gain the flexibility and efficiency currently realized by nearly all other companies who operate under the same, or similar, holding company and subsidiary structure. Additionally, the removal of the Pass-Through Provision will allow Google to implement further amendments to the Google Charter to eliminate duplicative and inapplicable charter provisions that are no longer reflective of our current holding company structure.

Furthermore, under Delaware law, certain acts, such as a change in domicile or the conversion of a wholly owned subsidiary from a corporation into a limited liability company, would require the approval of the parent corporation as the sole stockholder of the subsidiary, but would not normally require a vote of the stockholders of the parent corporation. However, if the Pass-Through Provision remains in place, such acts would require the unanimous approval of Alphabet’s stockholders because Section 390 and Section 266 of the DGCL require the unanimous approval of all of a corporation’s stockholders in order for a corporation to change its domicile or convert to a limited liability company, respectively. The Pass-Through Provision passes that required unanimous vote through to Alphabet’s stockholders.

Obtaining the unanimous approval of all stockholders of a public corporation is not a realistic option. Moreover, even for matters not requiring a unanimous vote, scheduling such a vote, whether at a regular annual stockholders meeting or at a special meeting, would delay the completion of the desirable actions and add to their cost. In order to avoid such delay and cost, and to provide maximum flexibility and efficiency under the existing holding company structure, Alphabet proposes to eliminate the Pass-Through Provision from the Google Charter. Following the removal of the Pass-Through Provision from the Google Charter, stockholders of Alphabet will continue to have the voting rights typically provided to stockholders of a holding company by Delaware law.

Impact on Stockholder Rights

Removing the Pass-Through Provision from the Google Charter would have no effect on the right of stockholders of Alphabet to vote on matters relating to Alphabet, such as a merger or consolidation of Alphabet, a sale of all or substantially all of Alphabet’s assets, amendments to Alphabet’s certificate of incorporation, or any other acts or transactions requiring the approval of Alphabet stockholders under applicable law. If the proposed amendment is approved by Alphabet’s stockholders and effected, then the pass-through voting requirement at Google would be eliminated, and Alphabet would no longer be required to obtain the additional approval of Alphabet’s stockholders for acts or transactions by or involving Google in the manner currently required by the Pass-Through Provision.

Required Vote

Approval of the stockholder proposal requires the affirmative “FOR” vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the voting power of the issued and outstanding shares of Class A common stock and Class B common stock of Alphabet then entitled to vote thereon, voting together as a single class. Unless marked to the contrary, proxies received will be voted “FOR” the approval of the adoption of amendment of the Google Charter to remove the Pass-Through Provision.

Alphabet Recommendation

Our Board of Directors recommends a vote FOR the approval of the adoption of amendment of the Google Charter to remove the Pass-Through Provision.

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STOCKHOLDER PROPOSALS

Proposal Numbers 5-10 are proposals we received from our stockholders. If the proponents of these proposals, or representatives who are qualified under state law, are present at our Annual Meeting and submit the proposals for a vote, then the proposals will be voted upon. The stockholder proposals, including any supporting statements, are included exactly as submitted to us by the proponents of these proposals. The Board of Directors’ recommendation on each proposal is presented immediately following our opposing statement to the proposal. We will promptly provide you with the address, and, to our knowledge, the number of voting securities held by the proponents of the stockholder proposals, upon receiving a written or oral request directed to:

Alphabet Inc.	Email: corporatesecretary@abc.xyz	(650) 471-4113
Attn: Corporate Secretary
1600 Amphitheatre Parkway
Mountain View, California 94043

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Proposal Number 5	Stockholder Proposal Regarding Equal Shareholder Voting

John Chevedden, James McRitchie, Myra K. Young and the NorthStar Asset Management Funded Pension Plan, as co-lead filers, have advised us that they intend to submit the proposal set forth below for consideration at our Annual Meeting.

Give Each Share an Equal Vote – Proposal 5

RESOLVED: Shareholders request that our Board take all practicable steps in its control toward initiating and adopting a recapitalization plan for all outstanding stock to have one vote per share. This would include efforts at the earliest practicable time toward encouragement and negotiation with Class B shareholders to request that they relinquish, for the common good of all shareholders, any preexisting rights. This is not intended to unnecessarily limit our Board’s judgment in crafting the requested change in accordance with applicable laws and existing contracts.

SUPPORTING STATEMENT:

In our company’s dual-class voting structure, each share of Class A common stock has one vote and each share of Class B common stock has 10 votes. As a result, Mr. Page and Mr. Brin currently control over 52% of our company’s total voting power. This raises concerns that the interests of public shareholders may be subordinated to those of our co-founders.

By allowing certain stock to have more voting power than other stock our company takes our public shareholder money but does not let us have an equal voice in our company’s management. Without a voice, shareholders cannot hold management accountable. For example, despite the fact that more than 85% of outsiders (average shareholders) voted AGAINST the creation of a third class of stock (class C), the weight of the insiders’ 10 votes per share allowed the passage of this proposal.

As of December 14, 2015, Institutional Shareholder Services (ISS), which rates companies on risk, gave our company a 10, its highest risk category, for shareholder rights and compensation.

News Corp. is another company like ours. “If you are buying shares in [News Corp.], it’s buyer beware,” says Sydney Finkelstein, a professor at Dartmouth’s Tuck School of Business. “There is no management or leadership reason to have two classes of stock except to retain control.” The Council of Institutional Investors asked NASDAQ and NYSE to stop listing new companies with dual share classes.

The 2015 version of this proposal won 185 million yes-votes.

Please vote to protect shareholder value:

Give Each Share an Equal Vote – Proposal 5

Alphabet Opposing Statement

Our Board of Directors believes that the capital structure set out in our Amended and Restated Certificate of Incorporation is in the best interests of the company and our stockholders.

Since its inception, Google has been managed with a focus on the long term. This focus was emphasized by our founders, Larry Page and Sergey Brin, in their letter to our stockholders at the time of Google’s initial public offering in 2004: “We are creating a corporate structure that is designed for stability over long time horizons. By investing in Google, you are placing an unusual long term bet on the team, especially Sergey and me, and on our innovative approach.” The implementation of our new holding company, Alphabet, in October 2015 reinforces this long-term view.

The dual class capital structure with two classes of common stock (Class A common stock with one vote per share and Class B common stock with ten votes per share) has been in existence since we became a public company in 2004, and the tri-class structure, with a new class of non-voting capital stock (Class C capital stock with no voting rights), was approved by votes representing a majority of our outstanding common stock at the 2012 Annual Meeting of Stockholders. Every investor purchasing a share of our Class A common stock and our Class C capital stock is aware of this capital structure, and many are attracted to our stock by the long-term stability that our founders and largest Class B stockholders, Larry and Sergey, provide to the Company.

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We believe that our success is owed in large part to the leadership and vision provided by Larry, Sergey, and Eric E. Schmidt, the Executive Chairman of our Board of Directors. Through their leadership and focus on innovation and long-term growth, we have established a track record of building a strong company and creating stockholder value. We believe that the stability provided by the tri-class voting structure gives us greater ability to focus on long-term interests than might otherwise be the case.

Our Board of Directors believes that elimination of the tri-class structure will not improve either the corporate governance or the long-term financial performance of the Company. Accordingly, our Board of Directors recommends that stockholders vote “AGAINST” this proposal.

Required Vote

Approval of the stockholder proposal requires the affirmative “FOR” vote of the holders of a majority of the voting power of Alphabet’s shares of Class A common stock and Class B common stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon, voting together as a single class. Unless marked to the contrary, proxies received will be voted “AGAINST” the stockholder proposal.

Alphabet Recommendation

Our Board of Directors recommends a vote “AGAINST” the stockholder proposal.

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Proposal Number 6	Stockholder Proposal Regarding a Lobbying Report

Walden Asset Management, as a lead filer, joined by other organizations, whose names, addresses and stockholdings will be provided by us upon request, have advised us that they intend to submit the proposal set forth below for consideration at our Annual Meeting.

Lobbying Disclosure

Whereas, we believe it is important that Google’s lobbying positions, and processes to influence public policy, are transparent. Public opinion is skeptical of corporate influence on Congress and public policy, and controversial lobbying activity may pose risks to our company’s reputation.

Google spent approximately $52.5 million between 2010 and 2014 on federal lobbying, according to Senate reports. And this figure may not include grassroots lobbying to influence legislation by mobilizing public support or opposition and does not include lobbying expenditures to influence legislation in all states.

Resolved, the shareholders of Google request the Board prepare a report, updated annually, and disclosing:

1.	Company policy and procedures governing lobbying, both direct and indirect, and grassroots lobbying communications.

2.	Payments by Google used for (a) direct or indirect lobbying or (b) grassroots lobbying communications, in each case including the amount of the payment and the recipient.

3.	Description of the decision making process and oversight by management and the Board for making payments described in sections 2 and 3 above.

For purposes of this proposal, a “grassroots lobbying communication” is a communication directed to the general public that (a) refers to specific legislation or regulation, (b) reflects a view on the legislation or regulation and (c) encourages the recipient of the communication to take action with respect to the legislation or regulation. “Indirect lobbying” is lobbying engaged in by a trade association or other organization of which Google is a member.

“Direct and indirect lobbying” and “grassroots lobbying communications” include efforts at the local, state and federal levels.

The report shall be presented to the Audit Committee or other relevant Board oversight committees and posted on Google’s website.

Supporting Statement

We commend Google for present disclosure on its website on political spending and lobbying but Google still does not disclose details about its payments used for lobbying by trade associations.

For example, the Chamber of Commerce spent well over $1 billion in lobbying since 1998, yet Google’s level of funding of the Chamber is secret. The Chamber has also sued the EPA for its climate advocacy and is aggressively attacking the EPA for its new Clean Power Plan combatting climate change. We urge Google to utilize its role as a prominent member to challenge the Chamber’s climate policy and call for an end of its attack on the EPA.

In contrast, Google’s website publicly affirms its commitment to “protecting the environment”, a message we strongly support.

In September 2014 Chair Eric Schmidt stated on NPR that Google had ended membership in ALEC, an organization that assists legislators and companies to promote model legislation. One high ALEC priority aims to repeal State renewable energy legislation and to assist States in opposing the Clean Power Plan. Chair Schmidt argued ALEC was “literally lying” about climate. We commend Google for this act of leadership.

It is a logical next step for Google to expand public disclosure about third party lobbying.

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Alphabet Opposing Statement

We are committed to transparency in all areas of our business, including our public policy activities and lobbying expenditures.

Google has long been a champion of disclosure and transparency. Consistent with those values, we adopted a transparency policy for our public policy activities, including our lobbying efforts, which can be found at http://www.google.com/publicpolicy/transparency.html.

Our Board of Directors believes our U.S. Public Policy Transparency site already contains much of the information requested in this proposal. Links are provided for Google’s federal lobbying disclosure reports, as are a representative listing of politically-engaged trade associations and other tax-exempt organizations that receive the most substantial financial support from our U.S. Federal Public Policy team. Additionally, in compliance with applicable laws, Google discloses a significant amount of information in hundreds of publicly available filings at the state and local level in the U.S. To the extent grassroots lobbying is covered by a particular state’s disclosure laws, those amounts are included in those reports.

Our Board of Directors believes that participating in the political process in a transparent manner is an important way to enhance stockholder value and promote good corporate citizenship. Given our existing method of frequently updating stockholders and the public about our public policy activities, our Board of Directors does not believe that implementing this proposal would benefit our stockholders. Accordingly, our Board of Directors recommends that stockholders vote “AGAINST” this proposal.

Required Vote

Approval of the stockholder proposal requires the affirmative “FOR” vote of the holders of a majority of the voting power of Alphabet’s shares of Class A common stock and Class B common stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon, voting together as a single class. Unless marked to the contrary, proxies received will be voted “AGAINST” the stockholder proposal.

Alphabet Recommendation

Our Board of Directors recommends a vote “AGAINST” the stockholder proposal.

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Proposal Number 7	Stockholder Proposal Regarding a Political Contributions Report

Clean Yield Asset Management, on behalf of John Fedor-Cunningham, has advised us that it intends to submit the proposal set forth below for consideration at our Annual Meeting.

Resolved, that the shareholders of Alphabet Inc. (“Company”) hereby request that the Company provide a report, updated semiannually, disclosing the Company’s:

1.	Policies and procedures for making, with corporate funds or assets, contributions and expenditures (direct or indirect) to (a) participate or intervene in any political campaign on behalf of (or in opposition to) any candidate for public office, or (b) influence the general public, or any segment thereof, with respect to an election or referendum.

2.	Monetary and non-monetary contributions and expenditures (direct and indirect) used in the manner described in section 1 above, including:

a.	The identity of the recipient as well as the amount paid to each; and

b.	The title(s) of the person(s) in the Company responsible decision-making.

The report shall be presented to the board of directors or relevant board committee and posted on the Company’s website within 12 months from the date of the annual meeting.

Payments used for lobbying are not encompassed by this proposal.

Supporting Statement

As long-term shareholders of Alphabet, we support transparency and accountability in corporate spending on political activities. These include any activities considered intervention in any political campaign under the Internal Revenue Code, such as direct and indirect contributions to political candidates, parties, or organizations; independent expenditures; or electioneering communications on behalf of federal, state or local candidates.

We note that our Company offers a brief political spending policy on its website, along with limited disclosure of state-level contributions and the names of certain organizations to which it gives for political purposes. We believe this is deficient because:

•	Disclosure for contributions to state candidates is not current, which, at the time of this filing, shows information through calendar 2012;

•	It does not disclose contributions to state ballot measure committees or national political committees; and

•	It does not disclose how much it gave to trade associations and other tax-exempt groups for political purposes.

Indeed, the 2015 CPA-Zicklin Index of Corporate Political Disclosure and Accountability rated Alphabet near the bottom among companies in the S&P 500, giving it just 39 points out of 100.

Meanwhile, publicly available records show that Alphabet contributed at least $3.8 million in corporate funds since the 2004 election cycle. (CQ: http://moneyline.cq.com and National Institute on Money in State Politics: http://www.followthemoney.org)

Relying on publicly available data does not provide a complete picture of the Company’s political spending. The proposal asks Alphabet to disclose all of its political spending, including payments to trade associations and other tax exempt organizations used for political purposes. This would bring our Company in line with a growing number of its peers, including Qualcomm, Intel, Microsoft and eBay that support political disclosure and accountability and present this information on their websites.

The Company’s Board and its shareholders need comprehensive disclosure to be able to fully evaluate the political use of corporate assets. We urge your support for this critical governance reform.

Alphabet Opposing Statement

We are committed to transparency in all areas of our business, including our public policy activities and political contributions.

Google adopted a transparency policy for its public policy activities, including political contributions, which can be found at http://www.google.com/publicpolicy/transparency.html.

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Our Board of Directors believes the U.S. Public Policy Transparency site already contains much of the information requested in this proposal. The first section on the site details oversight and compliance for political contributions. The next section clearly outlines policies and criteria for assessing candidates for direct contributions and contributions through NetPAC, Google’s federal political action committee. Linked documents list our contributions to state and local candidates since 2008, and federal contributions through NetPAC since 2006. This activity is disclosed on various public records by us and the recipients of contributions, in compliance with applicable laws. Finally, the site also contains a representative listing of politically engaged trade associations and other tax-exempt organizations that receive the most substantial support from our U.S. Federal Public Policy team.

Our Board of Directors believes that participating in the political process in a transparent manner is an important way to enhance stockholder value and promote good corporate citizenship. Given our existing method of frequently updating stockholders and the public about these public policy activities, our Board of Directors does not believe that implementing this proposal would benefit our stockholders. Accordingly, our Board of Directors recommends that stockholders vote “AGAINST” this proposal.

Required Vote

Approval of the stockholder proposal requires the affirmative “FOR” vote of the holders of a majority of the voting power of Alphabet’s shares of Class A common stock and Class B common stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon, voting together as a single class. Unless marked to the contrary, proxies received will be voted “AGAINST” the stockholder proposal.

Alphabet Recommendation

Our Board of Directors recommends a vote “AGAINST” the stockholder proposal.

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Proposal Number 8	Stockholder Proposal Regarding The Adoption of a Majority Vote Standard For The Election of Directors

The Firefighters’ Pension System of the City of Kansas City, Missouri, Trust has advised us that it intends to submit the proposal set forth below for consideration at our Annual Meeting.

Resolved: That the shareholders of Alphabet Inc. (or the “Company”) hereby request that the Board of Directors initiate the appropriate process to amend the Company’s governance documents (certificate of incorporation or bylaws) to provide that director nominees shall be elected by the affirmative vote of the majority of votes cast at an annual meeting of shareholders, with a plurality vote standard retained for contested director elections, that is, when the number of director nominees exceeds the number of board seats.

Supporting Statement:

In order to provide shareholders a meaningful role in director elections, Alphabet should use a majority vote standard for the election of directors. A majority vote standard would require that a nominee receive a majority of the votes cast in order to be elected. This standard is particularly well-suited for the vast majority of director elections in which only board nominated candidates are on the ballot. We believe that a majority vote standard in board elections would establish a challenging vote standard for board nominees and improve the performance of individual directors and entire boards.

Under the Company’s current standard, a nominee for the board can be elected with as little as a single affirmative vote, even if a substantial majority of the votes cast are “withheld” from the nominee.

An increasing number of companies, including Amazon.com, Microsoft, and Yahoo! have adopted a majority vote standard for director elections. These companies also have policies that require resignation if nominees fail to win a majority of votes in favor. With a majority vote standard in place, the board can then consider action on developing post-election procedures to address the status of directors that fail to win election. A majority vote standard combined with a post-election director resignation policy would establish a meaningful right for shareholders to elect directors, and reserve for the board an important post-election role in determining the continued status of an unelected director.

We urge shareholders to vote FOR this proposal.

Alphabet Opposing Statement

Our Board of Directors has considered this proposal and believes that the voting procedures set forth in our bylaws, last amended and restated in October 2015, are in the best interests of Alphabet and our stockholders.

Under our bylaws, directors are elected using a plurality voting standard. Alphabet’s Nominating and Corporate Governance Committee is tasked with evaluating and recommending nominees for election to our Board of Directors. As part of the practice, Alphabet’s Nominating and Corporate Governance Committee reviews and considers individual director performance, board and committee performance, governance practices, and stockholder approval before making recommendations to the Board of Directors. Stockholders can currently express dissatisfaction with an incumbent director’s performance by withholding their vote. Stockholders who are truly dissatisfied with incumbent directors are empowered by our bylaws to nominate or recommend candidates for elections to our board.

A plurality voting standard for the election of directors is standard under Delaware law. It assures that we avoid “failed elections” (scenarios where directors fail to achieve the votes necessary to be elected, resulting in vacancies on our board). The possibility of failed elections introduces unnecessary legal uncertainty and risk to our director election process as vacancies on our Board of Directors could result in our inability to comply with certain NASDAQ listing requirements or other securities regulations. This includes regulations related to director independence, committee composition, and the maintenance of an audit committee financial expert.

Our Board of Directors believes that current nominating and voting procedures for election to our Board of Directors, as opposed to a mandated majority voting standard, provide the board the flexibility to appropriately respond to stockholder interests without the risk of potential corporate governance complications arising from failed elections. Accordingly, the Board of Directors has concluded that this stockholder proposal is not in the best interests of Alphabet and our stockholders, and recommends that stockholders vote “AGAINST” this proposal.

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Required Vote

Approval of the stockholder proposal requires the affirmative “FOR” vote of the holders of a majority of the voting power of Alphabet’s shares of Class A common stock and Class B common stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon, voting together as a single class. Unless marked to the contrary, proxies received will be voted “AGAINST” the stockholder proposal.

Alphabet Recommendation

Our Board of Directors recommends a vote “AGAINST” the stockholder proposal.

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Proposal Number 9	Stockholder Proposal Regarding an Independent Chairman of the Board Policy

The Marco Consulting Group Trust I has advised us that it intends to submit the proposal set forth below for consideration at our Annual Meeting.

RESOLVED: That the stockholders of Alphabet Holding Company, Inc. (the “Company”), ask the board of directors to adopt a policy that, whenever possible, the board chairman should be a director who has not previously served as an executive officer of the Company and who is “independent” of management. For these purposes, a director shall not be considered “independent” if, during the last three years, he or she--

•	was affiliated with a company that was an advisor or consultant of the Company, or a significant customer or supplier of the Company;

•	was employed by or had a personal service contract(s) with the Company of its senior management;

•	was affiliated with a company or non-profit entity that received the greater of $2 million or 2% of its gross annual revenues from the Company;

•	had a business relationship with the Company that the Company had to disclose under the Securities and Exchange Commission regulations;

•	has been employed by a public company at which an executive officer of the Company serves as a director;

•	had a relationship of the sort described above with any affiliate of the Company; and,

•	was a spouse, parent, child, sibling or in-law of any person described above.

The policy should be implemented without violating any contractual obligation and should specify how to select an independent chairman if a current chairman ceases to be independent between annual shareholder meetings. Compliance with the policy may be excused if no independent director is available and willing to be chairman.

SUPPORTING STATEMENT:

The Board of Directors, led by its chairman, is responsible for protecting shareholders’ long-term interests by providing independent oversight of management, including the Chief Executive Officer, in directing the corporation’s affairs. This oversight can be diminished when the chairman in not independent.

An independent chairman who sets agendas, priorities, and procedures for the board can enhance its oversight and accountability of management and ensure the objective functioning of an effective board. We view the alternative of a lead outside director, even one with a robust set of duties, as adequate only in exceptional circumstances fully disclosed by the board.

Several respected institutions recommend chair independence. CalPERS’ Corporate Core Principles and Guidelines state that “the independence of a majority of the Board is not enough;” “the leadership of the board must embrace independence, and it must ultimately change the way in which directors interact with management.”

We urge you to vote FOR this proposal.

Alphabet Opposing Statement

Our Board of Directors has considered this proposal and believes that its adoption is unnecessary and not in the best interests of Alphabet and our stockholders.

Our Board of Directors believes that Alphabet and its stockholders are best served by a balanced policy that does not prohibit prior executive officers of Alphabet from serving as the chairman of the board. A policy that would inhibit the board’s ability to select certain individuals from serving as chairman would deprive the board of the opportunity to select the most qualified and appropriate individual to lead the board. Our certificate of incorporation and bylaws already provide that the chairman of our board may not be an employee or officer of our company, and may not have been an employee or officer for the last three years, unless the appointment is approved by two-thirds of the members of our Board of Directors. The Board of Directors of Google unanimously approved Eric Schmidt’s appointment as Executive Chairman of Google in April 2011, and the Board of Directors of Alphabet unanimously approved Eric’s appointment as Executive Chairman of Alphabet in October 2015.

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Each of our directors, other than Larry, Sergey, Eric, and Diane, is independent according to the criteria specified by applicable laws and regulations of the SEC and the Listing Rules of NASDAQ, and our Board of Directors believes that the independent directors provide effective oversight of management. For example, our Audit, Leadership Development and Compensation, and Nominating and Corporate Governance committees are comprised entirely of independent directors. As a result, our independent directors provide oversight on critical issues such as the integrity of our financial statements, compensation decisions (including the compensation of the Chief Executive Officer and Executive Chairman), related party transactions, and annual evaluations of the Board of Directors, its committees, and our executive officers. Additionally, the independent directors of our board regularly meet outside of the presence of management and the Chief Executive Officer to review various matters, including management succession planning.

Furthermore, since April 2007, our Board of Directors has maintained a Lead Independent Director with oversight responsibilities including:

•	Coordinating and moderating executive sessions of the Board of Directors’ independent directors.

•	Advising the Executive Chairman of the Board of Directors as to the quality, quantity, and timeliness of the flow of information from management that is necessary for the independent directors to perform their duties effectively and responsibly.

•	Confirming the agenda with the Chief Executive Officer for meetings of the Board of Directors.

•	Holding regular update sessions with the Executive Chairman of the Board of Directors.

•	Acting as the principal liaison between the independent directors and the Executive Chairman of the Board of Directors on sensitive issues.

•	Performing such other duties as the Board of Directors may from time to time delegate to the Lead Independent Director to assist the Board of Directors in the fulfillment of its responsibilities.

Our Board of Directors believes that the responsibilities of the Lead Independent Director appropriately and effectively complement our Executive Chairman and Chief Executive Officer structure.

Our Board of Directors believes our current governance structure and practices provide substantially the same benefits sought by the proposal’s proponents (e.g., enhancing oversight of management to help ensure the objective functioning of an efficient board) while allowing the Board of Directors to appoint the most qualified chairman of the board. Establishing additional governance policies that restrict the board’s discretion to select the chairman could limit the board’s ability to effectively perform its duties. Accordingly, the Board of Directors has concluded that the stockholder proposal is not in the best interests of Alphabet and its stockholders, and recommends that stockholders vote “AGAINST” this proposal.

Required Vote

Approval of the stockholder proposal requires the affirmative “FOR” vote of the holders of a majority of the voting power of Alphabet’s shares of Class A common stock and Class B common stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon, voting together as a single class. Unless marked to the contrary, proxies received will be voted “AGAINST” the stockholder proposal.

Alphabet Recommendation

Our Board of Directors recommends a vote “AGAINST” the stockholder proposal.

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Proposal Number 10	Stockholder Proposal Regarding a Report on Gender Pay

Arjuna Capital, as lead filer on behalf of clients Ann Alexander, Michael Baldwin, and Margherita Baldwin, and the Sustainability Group on behalf of the William B. Perkins Trust as co-filer, have advised us that they intend to submit the proposal set forth below for consideration at our Annual Meeting.

Gender Pay Equity

Whereas:

The median income for women working full time in the United States is reported to be 78 percent of that of their male counterparts. At the current rate, women will not reach pay parity until 2058.

Technology-industry recruiting firm Dice reports men earned nearly 10,000 dollars more than women on average in 2014. Glassdoor’s 2014 Tech Company Base Salary Comparison By Gender reports women Senior Software Engineers at Google earn 25,104 dollars less than their male counterparts.

Meanwhile, the industry struggles to attract and retain women workers.

Women make up just 26 percent of the US tech workforce, few women hold senior management and board positions, and there are high rates of attrition among women. The Harvard Business Review reports 41 percent of highly qualified scientists, engineers, and technologist in entry level positions are female, yet 56 percent of midcareer women leave the field.

At Alphabet, approximately 30 percent of our Company’s employees are women, and women account for only 21 percent of our firm’s leadership.

A large body of evidence suggests that diversity leads to better performance. Mckinsey & Company states “the business case for the advancement and promotion of women is compelling” finding companies with highly diverse executive teams boasted higher returns on equity (+10.7 percent), earnings performance (+91.4 percent), and stock price growth (+36 percent). McKinsey advocates best practices to address this underleveraged opportunity include “tracking and eliminating gender pay gaps.”

The National Center for Women and Information Technology reports benefits of gender diversity include better financial performance, superior team dynamics and productivity, and employee performance.

Regulatory risk exists as the Paycheck Fairness Act of 2014 pends before Congress to improve company-level transparency and strengthen penalties for equal-pay violations.

President Obama signed an executive action requiring companies who do business with the federal government to report pay data by gender and race. The California Senate recently passed the Fair Pay Act, one of the strongest measures yet to close the gender pay gap.

The Wall Street Journal reports, “Academic research attributes salary inequalities to several factors--from outright bias to women failing to ask for raises.” Harvard University economist Claudia Goldin concluded the pay gap stems from women making less in the same jobs as their male colleagues.

Tech peers Salesforce and GoDaddy have publically committed to close the gender pay gap. Salesforce spent 3 million dollars in 2015 to eliminate the gap.

Resolved: Shareholders request Alphabet prepare a report by October 2016, omitting proprietary information and prepared at reasonable cost, on the Company’s policies and goals to reduce the gender pay gap.

The gender pay gap is defined as the difference between male and female earnings expressed as a percentage of male earnings according to the Organization for Economic Cooperation and Development.

Supporting Statement: A report adequate for investors to assess Alphabet’s strategy and performance would include the percentage pay gap between male and female employees, policies to address that gap, and quantitative reduction targets.

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Alphabet Opposing Statement

Our Board of Directors has carefully considered this proposal and, for the reasons set forth below, does not believe that it is in the best interests of the Company and its stockholders.

Alphabet has long supported diversity and equality in the workplace. We are committed to diversity and equality in all areas of our business, including hiring and compensation.

Consistent with those values, in May 2014, Google publicly shared its global gender diversity and U.S. ethnic diversity workforce data, and committed to updating this data annually. This data was last updated in May 2015, which can be found at http://www.google.com/diversity. At that time, Google also publicly disclosed its diversity strategy and key initiatives, which can be found at https://googleblog.blogspot.com/2015/05/doing-more-on-diversity.html.

The compensation structure at Google is designed to prevent gender pay differences by setting pay targets by job. The pay targets are set using pay data on peer companies collected from industry surveys. Pay equity analyses are also conducted regularly to determine whether our compensation structure is working as intended.

We remain committed to our on-going efforts to promote diversity and equality. Our Board of Directors does not believe that the proposal would enhance Alphabet’s existing commitment to fostering a fair and inclusive culture.

Accordingly, our Board of Directors recommends that stockholders vote “AGAINST” this proposal.

Required Vote

Approval of the stockholder proposal requires the affirmative “FOR” vote of the holders of a majority of the voting power of Alphabet’s shares of Class A common stock and Class B common stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon, voting together as a single class. Unless marked to the contrary, proxies received will be voted “AGAINST” the stockholder proposal.

Alphabet Recommendation

Our Board of Directors recommends a vote “AGAINST” the stockholder proposal.

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APPENDIX A
ALPHABET INC.
2012 STOCK PLAN

1.	Purpose of the Plan

This Plan is intended to promote the interests of the Company and its stockholders by providing the employees and consultants of the Company and members of the Board of Directors with incentives and rewards to encourage them to continue in the service of the Company and with a proprietary interest in pursuing the long-term growth, profitability and financial success of the Company.

2.	Definitions

As used in the Plan or in any instrument governing the terms of any Incentive Award, the following definitions apply to the terms indicated below:

(a)	“Alphabet” means Alphabet Inc., a Delaware corporation.
(b)	“Board of Directors” means the Board of Directors of Alphabet.
(c)	“Capital Stock” means Alphabet’s Class C Capital Stock, $0.001 par value per share, or any other security into which such capital stock shall be changed as contemplated by the adjustment provisions of Section 10 of the Plan.
(d)	“Cash Incentive Award” means an award granted pursuant to Section 8 of the Plan.
(e)	“Code” means the Internal Revenue Code of 1986, as amended from time to time, and all regulations, interpretations and administrative guidance issued thereunder.
(f)	“Committee” means the Leadership Development and Compensation Committee of the Board of Directors or such other committee as the Board of Directors shall appoint from time to time to administer the Plan and to otherwise exercise and perform the authority and functions assigned to the Committee under the terms of the Plan.
(g)	“Company” means Alphabet and all of its Subsidiaries, collectively.
(h)	“Covered Employee” means each Participant who is an executive officer (within the meaning of Rule 3b-7 under the Exchange Act) of Alphabet.
(i)	“Deferred Compensation Plan” means any plan, agreement or arrangement maintained by the Company from time to time that provides opportunities for deferral of compensation.
(j)	“Exchange Act” means the Securities Exchange Act of 1934, as amended.
(k)	“Fair Market Value” means, with respect to a share of Capital Stock, as of the applicable date of determination (i) the closing sales price on the date of determination or, if not so reported for such day, the immediately preceding business day of a share of Capital Stock as reported on the principal securities exchange on which shares of Capital Stock are then listed or admitted to trading or (ii) if not so reported, the closing bid price on the date of determination or, if not so reported for such day, on the immediately preceding business day as reported on The NASDAQ Stock Market or (iii) if not so reported, as furnished by any member of the Financial Industry Regulatory Authority, Inc. selected by the Committee. In the event that the price of a share of Capital Stock shall not be so reported, the Fair Market Value of a share of Capital Stock shall be determined by the Committee in its sole discretion. Notwithstanding the preceding, for federal, state and local income tax reporting purposes and for such other purposes as the Committee deems appropriate, the Fair Market Value shall be determined by the Committee in accordance with uniform and nondiscriminatory standards adopted by it from time to time.
(l)	“Incentive Award” means one or more Stock Incentive Awards and Cash Incentive Awards, collectively.
(m)	“Incentive Award Transfer Program” means any program instituted by the Board of Directors or the Committee which would permit Participants the opportunity to transfer any outstanding Incentive Awards to a financial institution or other Person selected by the Board of Directors or the Committee.
(n)	“ISO” shall mean any Option, or portion thereof, awarded to a Participant pursuant to the Plan which is designated by the Committee as an incentive stock option and also meets the applicable requirements of an incentive stock option pursuant to Section 422 of the Code.

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(o)	“Option” means a stock option to purchase shares of Capital Stock granted to a Participant pursuant to Section 6 of the Plan.
(p)	“Other Stock-Based Award” means an award granted to a Participant pursuant to Section 7 of the Plan.
(q)	“Participant” means an employee or consultant of the Company or a member of the Board of Directors who is eligible to participate in the Plan pursuant to the terms and conditions hereof and to whom one or more Incentive Awards have been granted pursuant to the Plan and have not been fully settled or cancelled and, following the death of any such Person, his successors, heirs, executors and administrators, as the case may be.
(r)	“Performance-Based Compensation” means compensation that satisfies the requirements of Section 162(m) of the Code for deductibility of “qualified performance-based compensation.”
(s)	“Performance Measures” means such measures as are described in Section 9 of the Plan on which performance goals are based in order to qualify certain awards granted hereunder as Performance-Based Compensation.
(t)	“Performance Percentage” means the factor determined pursuant to a Performance Schedule that is to be applied to a Target Award and that reflects actual performance compared to the Performance Target.
(u)	“Performance Period” means the period of time during which Performance Targets must be met in order to determine the degree of payout and/or vesting with respect to an Incentive Award that is intended to qualify as Performance-Based Compensation. Performance Periods may be overlapping.
(v)	“Performance Schedule” means a schedule or other objective method for determining the applicable Performance Percentage to be applied to each Target Award.
(w)	“Performance Target” means performance goals and objectives with respect to a Performance Period.
(x)	“Person” means a “person” as such term is used in Section 13(d) and 14(d) of the Exchange Act, including any “group” within the meaning of Section 13(d)(3) under the Exchange Act.
(y)	“Plan” means this 2012 Stock Plan, as it may be amended from time to time.
(z)	“Securities Act” means the Securities Act of 1933, as amended.
(aa)	“Stock Incentive Award” means an Option or Other Stock-Based Award granted pursuant to the terms of the Plan.
(bb)	“Subsidiary” means any “subsidiary” within the meaning of Rule 405 under the Securities Act.
(cc)	“Target Award” means target payout amount for an Incentive Award.
3.	Stock Subject to the Plan and Limitations on Cash Incentive Awards
(a)	Stock Subject to the Plan

The maximum number of shares of Capital Stock that may be covered by Incentive Awards granted under the Plan shall not exceed 58,500,000 shares of Capital Stock in the aggregate. The maximum number of shares of Capital Stock that may be covered by Incentive Awards granted under the Plan that are intended to be ISOs shall not exceed 58,500,000 shares of Capital Stock in the aggregate. The shares referred to in the preceding sentences of this paragraph shall be subject to adjustment as provided in Section 10 and the following provisions of this Section 3. Shares of Capital Stock issued under the Plan may be either authorized and unissued shares or treasury shares, or both, at the sole discretion of the Committee.

For purposes of the preceding paragraph, shares of Capital Stock covered by Incentive Awards shall only be counted as used to the extent they are actually issued and delivered to a Participant (or such Participant’s permitted transferees as described in the Plan) pursuant to the Plan. For purposes of clarification, in accordance with the preceding sentence if an Incentive Award is settled for cash or if shares of Capital Stock are withheld to pay the exercise price of an Option or to satisfy any tax withholding requirement in connection with an Incentive Award, only the shares issued (if any), net of the shares withheld, will be deemed delivered for purposes of determining the number of shares of Capital Stock that are available for delivery under the Plan. In addition, shares of Capital Stock related to Incentive Awards that expire, are forfeited or cancelled or terminate for any reason without the issuance of shares shall not be treated as issued pursuant to the Plan. In addition, if shares of Capital Stock owned by a Participant (or such Participant’s permitted transferees as described in the Plan) are tendered (either actually or through attestation) to the Company in payment of any obligation in connection with an Incentive Award, the number of shares tendered shall be added to the number of shares of Capital Stock that are available for delivery under the Plan. Shares of Capital Stock covered by Incentive Awards granted pursuant to the Plan in connection with the conversion, replacement, or adjustment of outstanding equity-based awards to reflect a merger or acquisition (within the meaning of NASDAQ Listing Rule 5635(c) and Interpretive Material 5635-1) shall not count as used under the Plan for purposes of this Section 3. Notwithstanding anything to the contrary herein, shares of Capital Stock attributable to Incentive Awards transferred under any Incentive Award Transfer Program shall not again be available for delivery under the Plan.

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(b)	Individual Award Limits

Subject to adjustment as provided in Section 10, the maximum number of shares of Capital Stock that may be covered by Incentive Awards intended to qualify as Performance-Based Compensation that are granted to any Covered Employee in any calendar year shall not exceed 1,000,000 shares. The amount payable to any Covered Employee with respect to any calendar year for all Cash Incentive Awards shall not exceed $100 million. For purposes of the preceding sentence, the phrase “amount payable with respect to any calendar year” means the amount of cash, or value of other property, required to be paid based on the achievement of applicable Performance Measures during a Performance Period that ends in a calendar year, disregarding any deferral pursuant to the terms of a Deferred Compensation Plan unless the terms of the deferral are intended to comply with the requirements for performance-based compensation under Section 162(m) of the Code.

4.	Administration of the Plan

The Plan shall be administered by a Committee of the Board of Directors consisting of two or more persons, each of whom qualifies as a “non-employee director” (within the meaning of Rule 16b-3 promulgated under Section 16 of the Exchange Act), an “outside director” within the meaning of Treasury Regulation Section 1.162-27(e)(3) and as “independent” within the meaning of any applicable stock exchange listing rules or similar regulatory authority. The Committee shall, consistent with the terms of the Plan, from time to time designate those employees and consultants of the Company and members of the Board of Directors who shall be granted Incentive Awards under the Plan and the amount, type and other terms and conditions of such Incentive Awards. All of the powers and responsibilities of the Committee under the Plan may be delegated by the Committee to any subcommittee thereof. In addition, the Committee may from time to time authorize a subcommittee consisting of one or more members of the Board of Directors (including members who are employees of the Company) or employees of the Company to grant Incentive Awards, subject to such restrictions and limitation as the Committee may specify and to the requirements of Delaware General Corporation Law Section 157.

The Committee shall have full discretionary authority to administer the Plan, including discretionary authority to interpret and construe any and all provisions of the Plan and the terms of any Incentive Award (and any agreement evidencing the grant of any Incentive Award) granted thereunder and to adopt and amend from time to time such rules and regulations for the administration of the Plan as the Committee may deem necessary or appropriate. The Committee shall have the authority, in its discretion, to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations related to sub-plans established for the purpose of satisfying applicable foreign laws and/or qualifying for preferred tax treatment under applicable foreign tax laws. For purposes of clarity, the Committee may exercise all discretion granted to it under the Plan in a non-uniform manner among Participants.

Without limiting the generality of the foregoing paragraph, the Committee shall determine whether an authorized leave of absence, or absence in military or government service, shall constitute termination of employment, provided that a Participant who is an employee will not be deemed to cease employment in the case of any leave of absence approved by the Company. Unless the Committee provides otherwise in the agreement evidencing the grant of an Incentive Award, vesting of Incentive Awards granted hereunder will be suspended during any unpaid leave of absence and will resume on the date the Participant returns to work on a regular schedule as determined by the Company, it being understood that no vesting credit will be awarded for the time vesting has been suspended during such leave of absence. For purposes of ISOs, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then three months following the 91st day of such leave any ISO held by the Participant will cease to be treated as an ISO and will be treated for tax purposes as a non-qualified Option. The provisions of this paragraph shall be administered and interpreted in a manner that does not give rise to any tax under Section 409A of the Code.

The employment of a Participant with the Company shall be deemed to have terminated for all purposes of the Plan if such Participant is employed by or provides services to a Person that is a Subsidiary of the Company and such Person ceases to be a Subsidiary of the Company, unless the Committee determines otherwise. The Committee may, without limitation and in its discretion, in connection with any such determination, provide for the accelerated vesting of any Incentive Award upon or after such cessation, subject to such terms and conditions as the Committee shall specify. The employment of a Participant with the Company shall not be deemed to have terminated for any purpose of the Plan if such Participant is employed by a Person that is part of the Company, and such Participant’s employment is subsequently transferred to any other Person that is part of the Company, unless and to the extent the Committee specifies otherwise in writing in the instrument evidencing the grant of an Incentive Award or otherwise. A Participant who ceases to be an employee of the Company but continues, or simultaneously commences, services as a consultant or director of the Company shall not be deemed to have had a termination of employment for purposes of the Plan, unless the Committee determines otherwise. Decisions of the Committee shall be final, binding and conclusive on all parties. All discretion granted to the Committee pursuant to this paragraph must be exercised in a manner that would not cause any tax to become due under Section 409A of the Code.

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On or after the date of grant of an Incentive Award under the Plan, the Committee may (i) accelerate the date on which any such Incentive Award becomes vested, exercisable or transferable, as the case may be, (ii) extend the term of any such Incentive Award, including, without limitation, extending the period following a termination of a Participant’s employment during which any such Incentive Award may remain outstanding, (iii) waive any conditions to the vesting, exercisability or transferability, as the case may be, of any such Incentive Award, or (iv) provide for the payment of dividends or dividend equivalents with respect to any such Incentive Award; provided, that the Committee shall not have any such authority to the extent that the grant of such authority would cause any tax to become due under Section 409A of the Code.

The Board of Directors or the Committee may, at any time, in its sole and complete discretion, implement an Incentive Award Transfer Program.

The Company shall pay any amount payable with respect to an Incentive Award in accordance with the terms of such Incentive Award, provided that the Committee may, in its discretion, defer the payment of amounts payable with respect to an Incentive Award subject to and in accordance with the terms of a Deferred Compensation Plan.

5.	Eligibility

The Persons who shall be eligible to be selected by the Committee from time to time to receive Incentive Awards pursuant to the Plan shall be those Persons (a) who are employees and consultants of, or who render services directly or indirectly to, the Company or (b) who are members of the Board of Directors. Each Incentive Award granted under the Plan shall be evidenced by an instrument in writing in form and substance approved by the Committee.

6.	Options

The Committee may from time to time grant Options, subject to the following terms and conditions:

(a)	Exercise Price

The exercise price per share of Capital Stock covered by any Option shall be not less than 100% of the Fair Market Value of a share of Capital Stock on the date on which such Option is granted.

(b)	Term and Exercise of Options

(i)	Each Option shall become vested and exercisable on such date or dates, during such period and for such number of shares of Capital Stock as shall be determined by the Committee on or after the date such Option is granted and set forth in the agreement evidencing the grant of such Option; provided, however that no Option shall be exercisable after the expiration of ten (10) years from the date such Option is granted; and, provided, further, that each Option shall be subject to earlier termination, expiration or cancellation as provided in the Plan or in the agreement evidencing the grant of such Option.

(ii)	Each Option may be exercised in whole or in part; provided, however that no partial exercise of an Option shall be for an aggregate exercise price of less than $1,000. The partial exercise of an Option shall not cause the expiration, termination or cancellation of the remaining portion thereof.

(iii)	An Option shall be exercised by such methods and procedures as the Committee determines from time to time, including without limitation through net physical settlement or other method of cashless exercise.

(iv)	Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of a Participant, only by the Participant; provided, however that the Committee may permit in its discretion Options to be sold, pledged, assigned, hypothecated, transferred, or disposed of, on a general or specific basis, subject to such conditions and limitations as the Committee may determine, including through the implementation of an Incentive Award Transfer Program.

(c)	Effect of Termination of Employment or Other Relationship

The agreement evidencing the grant of each Option shall specify the consequences with respect to such Option of the termination of the employment or other service between the Company and the Participant holding the Option.

(d)	Additional Terms for ISOs

Each Option that is intended to qualify as an ISO shall be designated as such in the agreement evidencing its grant, and each agreement evidencing the grant of an Option that does not include any such designation shall be deemed to be a non-qualified Option. ISOs may only be granted to Persons who are employees of the Company. The aggregate Fair Market Value (determined as of the date of grant of the ISOs) of the number of shares of Capital Stock with respect to which ISOs are exercisable for the

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first time by any Participant during any calendar year under all plans of the Company shall not exceed $100,000, or such other maximum amount as is then applicable under Section 422 of the Code. Any Option or a portion thereof that is designated as an ISO that for any reason fails to meet the requirements of an ISO shall be treated hereunder as a non-qualified Option. No ISO may be granted to a Person who, at the time of the proposed grant, owns (or is deemed to own under the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of common stock of the Company unless (i) the exercise price of such ISO is at least one hundred ten percent (110%) of the Fair Market Value of a share of Capital Stock at the time such ISO is granted and (ii) such ISO is not exercisable after the expiration of five years from the date it is granted.

(e)	Repricing.

Notwithstanding anything to the contrary herein, Alphabet may reprice any Option without the approval of the stockholders of Alphabet. For this purpose, “reprice” means (i) any of the following or any other action that has the same effect: (A) lowering the exercise price of an Option after it is granted, (B) any other action that is treated as a repricing under U.S. generally accepted accounting principles (“GAAP”), or (C) cancelling an Option at a time when its exercise price exceeds the Fair Market Value of the underlying Capital Stock, in exchange for another Option, restricted stock or other equity, unless the cancellation and exchange occurs in connection with a merger, acquisition, spin-off or other similar corporate transaction; and (ii) any other action that is considered to be a repricing under formal or informal guidance issued by The NASDAQ Stock Market.

7.	Other Stock-Based Awards

The Committee may grant equity-based or equity-related awards not otherwise described herein in such amounts and subject to such terms and conditions as the Committee shall determine. Without limiting the generality of the preceding sentence, each such Other Stock-Based Award may (a) involve the transfer of actual shares of Capital Stock to Participants, either at the time of grant or thereafter, or payment in cash or otherwise of amounts based on the value of shares of Capital Stock, (b) be subject to performance-based and/or service-based conditions, (c) be in the form of stock appreciation rights, phantom stock, restricted stock, restricted stock units, performance shares, deferred share units or share-denominated performance units, (d) be designed to comply with applicable laws of jurisdictions other than the United States and (e) be designed to qualify as Performance-Based Compensation; provided, that each Other Stock-Based Award shall be denominated in, or shall have a value determined by reference to, a number of shares of Capital Stock that is specified at the time of the grant of such award.

8.	Cash Incentive Awards

The Committee may grant Cash Incentive Awards with respect to any Performance Period, subject to terms and conditions determined by the Committee in its sole discretion, provided that such terms and conditions are consistent with the terms and conditions of the Plan. Cash Incentive Awards may be settled in cash or in other property, including shares of Capital Stock, provided that the term “Cash Incentive Award” shall exclude any Stock Incentive Award. Cash Incentive Awards shall be designed to qualify as Performance-Based Compensation.

9.	Performance-Based Compensation

(a)	Calculation

The amount payable with respect to an Incentive Award that is intended to qualify as Performance-Based Compensation shall be determined in any manner permitted by Section 162(m) of the Code.

(b)	Discretionary Reduction

Unless otherwise specified in the agreement evidencing the grant of an Incentive Award that is intended to qualify as Performance-Based Compensation, the Committee may, in its discretion, reduce or eliminate the amount payable to any Participant with respect to the Incentive Award, based on such factors as the Committee may deem relevant, but the Committee may not increase any such amount above the amount established in accordance with the relevant Performance Schedule. For purposes of clarity, the Committee may exercise the discretion provided by the foregoing sentence in a non-uniform manner among Participants.

(c)	Performance Measures

The performance goals upon which the payment or vesting of any Incentive Award (other than Options and stock appreciation rights) that is intended to qualify as Performance-Based Compensation depends shall relate to one or more of the following Performance Measures: market price of Capital Stock, earnings per share of Capital Stock, income, net income or profit (before or after taxes), economic profit, operating income, operating margin, profit margin, gross margins, return on equity or stockholder equity, total shareholder return, market capitalization, enterprise value, cash flow (including but not limited to operating cash flow and free cash flow), cash position, return on assets or net assets, return on capital, return on invested capital, return on sales,

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stockholder returns, economic value added, cash value added, earnings or net earnings (before or after interest, taxes, depreciation and amortization), earnings from continuing operations, operating earnings, controllable profits, sales or revenues, sales growth, new orders, capital or investment, ratio of debt to debt plus equity, ratio of operating earnings to capital spending, new product innovation, product release schedules or ship targets, market share, cost reduction goals, inventory or supply chain management initiatives, budget comparisons, implementation or completion of specified projects or processes, customer satisfaction MBOs (management by objectives), productivity, expense, margins, operating efficiency, working capital, the formation of joint ventures, research or development collaborations, or the completion of other transactions, any other measure of financial performance that can be determined pursuant to GAAP, or any combination of any of the foregoing.

A Performance Measure (i) may relate to the performance of the Participant, Alphabet, a Subsidiary of Alphabet, the Company, any business group, business unit or other subdivision of the Company, or any combination of the foregoing, as the Committee deems appropriate and (ii) may be expressed as an amount, as an increase or decrease over a specified period, as a relative comparison to the performance of a group of comparator companies or a published or special index, or any other external measure of the selected performance criteria, as the Committee deems appropriate. The measurement of any Performance Measure may exclude the impact of unusual, non-recurring or extraordinary items or expenses; items relating to financing activities; charges for restructurings or productivity initiatives; other non-operating items; discontinued operations; items related to the disposal of a business or segment of a business; the cumulative effect of changes in accounting treatment; items related to a change in accounting principle; items related to changes in applicable laws or business conditions; any impact of impairment of tangible or intangible assets; any impact of the issuance or repurchase of equity securities and or other changes in the number of outstanding shares of any class of Alphabet equity securities; any gain, loss, income or expense attributable to acquisitions or dispositions of stock or assets; items attributable to the business operations of any entity acquired by Alphabet during a Performance Period; stock-based compensation expense; in-process research and development expense; future contributions to the Google Foundation; gain or loss from all or certain claims and/or litigation and insurance recoveries; items that are outside the scope of Alphabet’s core, on-going business activities; and any other items, each determined in accordance with GAAP and as identified in Alphabet’s audited financial statements, including the notes thereto.

(d)	Performance Schedules

Within ninety (90) days after the beginning of a Performance Period, and in any case before twenty-five percent (25%) of the Performance Period has elapsed, the Committee shall establish (a) Performance Targets for such Performance Period, (b) Target Awards for each Participant, and (c) Performance Schedules for such Performance Period.

(e)	Termination of Employment

With respect to an Incentive Award that is intended to qualify as Performance-Based Compensation, the consequences of the termination of employment of the Participant holding such Incentive Award shall be determined by the Committee in its sole discretion and set forth in the applicable agreement evidencing the grant of the Incentive Award, it being intended that no agreement providing for a payment to a Participant upon termination of employment shall be given effect to the extent that it would cause an Incentive Award that was intended to qualify as Performance-Based Compensation to fail to so qualify.

(f)	Committee Discretion

Nothing in this Section 9 is intended to limit the Committee’s discretion to adopt conditions with respect to any Incentive Award that is not intended to qualify as Performance-Based Compensation. In addition, the Committee may, subject to the terms of the Plan, amend previously granted Incentive Awards in a way that disqualifies them as Performance-Based Compensation.

10.	Adjustment Upon Certain Changes

Subject to any action by the stockholders of Alphabet required by law, applicable tax rules or the rules of any exchange on which shares of common stock of Alphabet (for the avoidance of doubt, references to common stock of Alphabet in this Plan shall include Capital Stock) are listed for trading:

(a)	Shares Available for Grants

In the event of any change in the number or type of shares of common stock of Alphabet outstanding by reason of any stock dividend or split, recapitalization, merger, consolidation, combination or exchange of shares or similar corporate change, or any change in the type and number of shares of common stock of Alphabet outstanding by reason of any other event or transaction, the Committee shall make appropriate adjustments in the type and maximum aggregate number of shares with respect to which the Committee may grant Incentive Awards, the type and maximum aggregate number of shares with respect to which the Committee may grant Incentive Awards that are intended to be ISOs, and the type and maximum aggregate number of shares with respect to which the Committee may grant Incentive Awards that are intended to qualify as Performance-Based Compensation to any Covered Employee in any calendar year.

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(b)	Increase or Decrease in Issued Shares Without Consideration

In the event of any increase or decrease in the number or type of issued shares of common stock of Alphabet resulting from a subdivision or consolidation of shares of common stock of Alphabet or the payment of a stock dividend (but only on the shares of common stock of Alphabet), or any other increase or decrease in the number of such shares effected without receipt or payment of consideration by the Company, the Committee shall appropriately adjust the type or number of shares subject to each outstanding Incentive Award and the exercise price per share, if any, of shares subject to each such Incentive Award.

(c)	Certain Mergers

In the event of any merger, consolidation or similar transaction as a result of which the holders of shares of Capital Stock receive consideration consisting exclusively of securities of the surviving corporation in such transaction, the Committee shall appropriately adjust each Incentive Award outstanding on the date of such merger or consolidation so that it pertains and applies to the securities which a holder of the number of shares of Capital Stock subject to such Incentive Award would have received in such merger or consolidation.

(d)	Certain Other Transactions

In the event of (i) a dissolution or liquidation of Alphabet, (ii) a sale of all or substantially all of the Company’s assets (on a consolidated basis) or (iii) a merger, consolidation or similar transaction involving Alphabet in which the holders of shares of Capital Stock receive securities and/or other property, including cash, other than shares of the surviving corporation in such transaction, the Committee shall, in its sole discretion, have the power to:

(A)	cancel, effective immediately prior to the occurrence of such event, each Incentive Award (whether or not then exercisable or vested), and, in full consideration of such cancellation, pay to the Participant to whom such Incentive Award was granted an amount in cash, for each share of Capital Stock subject to such Incentive Award, equal to the value, as determined by the Committee, of such share of Capital Stock, provided that with respect to the shares of Capital Stock subject to any outstanding Option such value shall be equal to the excess of (1) the value, as determined by the Committee, of the property (including cash) received by the holder of a share of Capital Stock as a result of such event over (2) the exercise price of a share of Capital Stock subject to such Option; or

(B)	provide for the exchange of each Incentive Award (whether or not then exercisable or vested) for an Incentive Award with respect to (1) some or all of the property which a holder of the number of shares of Capital Stock subject to such Incentive Award would have received in such transaction or (2) securities of the acquirer or surviving corporation, and, incident thereto, make an equitable adjustment as determined by the Committee in the exercise price per share, if any, of stock subject to the Incentive Award, or the number of shares or amount of property subject to the Incentive Award or provide for a payment (in cash or other property) to the Participant to whom such Incentive Award was granted in partial consideration for the exchange of the Incentive Award.

(e)	Other Changes

In the event of any change in the capitalization of Alphabet or corporate change other than those specifically referred to in paragraphs 10(b), (c) or (d), including without limitation, any extraordinary cash dividend, spin-off, split-off, sale of a Subsidiary or business unit, or similar transaction, the Committee may make such adjustments in the issuer, number and class of shares subject to Stock Incentive Awards outstanding on the date on which such change occurs, such as, for example, a rollover of Stock Incentive Awards, and in such other terms of such Incentive Award, including without limitation in any Performance Schedule, Performance Target or Target Award, as the Committee may consider appropriate, provided that if any such Incentive Award is intended to be Performance-Based Compensation such adjustment is consistent with the requirements of Section 162(m) of the Code.

(f)	Cash Incentive Awards

In the event of any transaction or event described in this Section 10, including without limitation any corporate change referred to in paragraph (e) hereof, the Committee may, in its sole discretion, make such adjustments in any Performance Schedule, Performance Target or Target Award, and in such other terms of any Cash Incentive Award, as the Committee may consider appropriate in respect of such transaction or event, provided that such adjustments must be consistent with the requirements of Section 162(m) of the Code.

(g)	No Other Rights

Except as expressly provided in the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger or consolidation of Alphabet or any other corporation. Except as expressly provided in the Plan, no issuance by Alphabet of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares or amount of other property subject to, or the terms related to, any Incentive Award.

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(h)	Savings Clause

No provision of this Section 10 shall be given effect to the extent that such provision would cause any tax to become due under Section 409A of the Code.

11.	Rights Under the Plan

No Person shall have any rights as a stockholder with respect to any shares of Capital Stock covered by or relating to any Incentive Award until the date of the issuance of such shares on the books and records of Alphabet. Except as otherwise expressly provided in Section 10 hereof, no adjustment of any Incentive Award shall be made for dividends or other rights for which the record date occurs prior to the date of such issuance. Nothing in this Section 11 is intended, or should be construed, to limit the authority of the Committee to cause the Company to make payments based on the dividends that would be payable with respect to any share of Capital Stock if it were issued or outstanding, or from granting rights related to such dividends.

The Company shall not have any obligation to establish any separate fund or trust or other segregation of assets to provide for payments under the Plan. To the extent any person acquires any rights to receive payments hereunder from the Company, such rights shall be no greater than those of an unsecured creditor.

12.	No Special Employment Rights; No Right to Incentive Award

(a)	Nothing contained in the Plan or any agreement evidence the grant of any Incentive Award shall confer upon any Participant any right with respect to the continuation of his employment by or service to the Company or interfere in any way with the right of the Company at any time to terminate such employment or service or to increase or decrease the compensation of the Participant from the rate in existence at the time of the grant of an Incentive Award.

(b)	No person shall have any claim or right to receive an Incentive Award hereunder. The Committee’s granting of an Incentive Award to a Participant at any time shall neither require the Committee to grant an Incentive Award to such Participant or any other Participant or other person at any time nor preclude the Committee from making subsequent grants to such Participant or any other Participant or other person.

13.	Securities Matters

(a)	Alphabet shall be under no obligation to effect the registration pursuant to the Securities Act of any shares of Capital Stock to be issued hereunder or to effect similar compliance under any state or local laws. Notwithstanding anything herein to the contrary, Alphabet shall not be obligated to cause to be issued any shares of Capital Stock pursuant to the Plan unless and until Alphabet is advised by its counsel that the issuance of such shares is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Capital Stock are traded. The Committee may require, as a condition to the issuance of shares of Capital Stock pursuant to the terms hereof, that the recipient of such shares make such covenants, agreements and representations, and that any certificates representing such shares bear such legends, as the Committee deems necessary or desirable.

(b)	The exercise of any Option granted hereunder shall only be effective at such time as counsel to Alphabet shall have determined that the issuance of shares of Capital Stock pursuant to such exercise is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Capital Stock are traded. Alphabet may, in its sole discretion, defer the effectiveness of an exercise of an Option hereunder or the issuance of shares of Capital Stock pursuant to any Incentive Award pending or to ensure compliance under federal, state or local securities laws. Alphabet shall inform the Participant in writing of its decision to defer the effectiveness of the exercise of an Option or the issuance of shares of Capital Stock pursuant to any Incentive Award. During the period that the effectiveness of the exercise of an Option has been deferred, the Participant may, by written notice, withdraw such exercise and obtain the refund of any amount paid with respect thereto.

14.	Withholding Taxes

(a)	Cash Remittance

Whenever shares of Capital Stock are to be issued upon the exercise of an Option or the grant or vesting of an Incentive Award, and whenever any amount shall become payable in respect of any Incentive Award, Alphabet shall have the right to require the Participant to remit to Alphabet in cash an amount sufficient to satisfy federal, state and local withholding tax requirements, if any, attributable to such exercise, grant, vesting or payment prior to issuance of such shares or the effectiveness of the lapse of such restrictions or making of such payment. In addition, upon the exercise or settlement of any Incentive Award in cash, or the making of any other payment with respect to any Incentive Award (other than in shares of Capital Stock), Alphabet shall have the

ALPHABET INC. | 2016 Proxy Statement    A-8

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right to withhold from any payment required to be made pursuant thereto an amount sufficient to satisfy the federal, state and local withholding tax requirements, if any, attributable to such exercise, settlement or payment.

(b)	Stock Remittance

At the election of the Participant, subject to the approval of the Committee, when shares of Capital Stock are to be issued upon the exercise, grant or vesting of an Incentive Award, the Participant may tender to Alphabet a number of shares of Capital Stock that have been owned by the Participant for at least six months (or such other period as the Committee may determine) having a Fair Market Value at the tender date determined by the Committee to be sufficient to satisfy the minimum federal, state and local withholding tax requirements, if any, attributable to such exercise, grant or vesting but not greater than the minimum withholding obligations, as determined by Alphabet in its sole discretion. Such election shall satisfy the Participant’s obligations under Section 14(a) hereof, if any.

(c)	Stock Withholding

When shares of Capital Stock are to be issued upon the exercise, grant or vesting of an Incentive Award, Alphabet shall have the authority to withhold a number of such shares having a Fair Market Value at the date of the applicable taxable event determined by the Committee to be sufficient to satisfy the minimum federal, state and local withholding tax requirements, if any, attributable to such exercise, grant or vesting but not greater than the minimum withholding obligations, as determined by Alphabet in its sole discretion.

15.	Amendment or Termination of the Plan

The Board of Directors may at any time suspend or discontinue the Plan or revise or amend it in any respect whatsoever; provided, however, that to the extent that any applicable law, tax requirement, or rule of a stock exchange requires stockholder approval in order for any such revision or amendment to be effective, such revision or amendment shall not be effective without such approval. The preceding sentence shall not restrict the Committee’s ability to exercise its discretionary authority hereunder pursuant to Section 4 hereof, which discretion may be exercised without amendment to the Plan. No provision of this Section 15 shall be given effect to the extent that such provision would cause any tax to become due under Section 409A of the Code. Except as expressly provided in the Plan, no action hereunder may, without the consent of a Participant, reduce the Participant’s rights under any previously granted and outstanding Incentive Award. Nothing in the Plan shall limit the right of the Company to pay compensation of any kind outside the terms of the Plan.

16.	No Obligation to Exercise

The grant to a Participant of an Incentive Award shall impose no obligation upon such Participant to exercise such Incentive Award.

17.	Transfers Upon Death

Upon the death of a Participant, outstanding Incentive Awards granted to such Participant may be exercised by the Participant’s designated beneficiary, provided that such beneficiary has been designated prior to the Participant’s death. Each such designation shall revoke all prior designations by the Participant and shall be effective only if given in a form and manner acceptable to the Committee. In the absence of any such effective designation, such Incentive Awards may be exercised only by the executors or administrators of the Participant’s estate or by any person or persons who shall have acquired such right to exercise by will or by the laws of descent and distribution. No transfer by will or the laws of descent and distribution of any Incentive Award, or the right to exercise any Incentive Award, shall be effective to bind Alphabet unless the Committee shall have been furnished with (a) written notice thereof and with a copy of the will and/or such evidence as the Committee may deem necessary to establish the validity of the transfer and (b) an agreement by the transferee to comply with all the terms and conditions of the Incentive Award that are or would have been applicable to the Participant and to be bound by the acknowledgements made by the Participant in connection with the grant of the Incentive Award.

18.	Expenses and Receipts

The expenses of the Plan shall be paid by the Company. Any proceeds received by Alphabet in connection with any Incentive Award will be used for general corporate purposes.

19.	Governing Law

The Plan and the rights of all persons under the Plan shall be construed and administered in accordance with the laws of the State of New York without regard to its conflict of law principles.

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20.	Effective Date and Term of Plan

The Plan was approved by the board of directors of Google Inc. on April 11, 2012, approved by the stockholders of Google Inc. on June 21, 2012, assumed by Alphabet on October 2, 2015, amended and restated by the Board of Directors as of October 2, 2015, and amended by the Board of Directors as of March 30, 2016, subject to the approval of the amendment by the stockholders of Alphabet. No grants of Incentive Awards may be made under the Plan after April 11, 2022.

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APPENDIX B
CERTIFICATE OF AMENDMENT
TO THE
FOURTH AMENDED AND RESTATED CERTIFICATE
OF INCORPORATION OF GOOGLE INC.

Pursuant to Section 242 of the General Corporation Law of the State of Delaware (“DGCL”)

GOOGLE INC., a corporation duly organized and validly existing under the laws of the State of Delaware (the “Company”), does hereby certify as follows:

FIRST: The Fourth Amended and Restated Certificate of Incorporation of the Company is hereby amended by deleting in its entirety Article XI, Section 3 of the Fourth Amended and Restated Certificate of Incorporation of the Company, such that following such amendment, Article XI of the Fourth Amended and Restated Certificate of Incorporation of the Company shall read in its entirety as follows:.

“ARTICLE XI

Section 1. Unless otherwise required by law, special meetings of the stockholders of the Corporation, for any purpose or purposes, may be called only by (i) the Board of Directors of the Corporation, (ii) the Chairman of the Board of Directors of the Corporation, (iii) the Chief Executive Officer (or, in the absence of a Chief Executive Officer, the President) of the Corporation, or (iv) a holder, or group of holders, of Common Stock holding more than twenty percent (20%) of the total voting power of the outstanding shares of capital stock of the Corporation then entitled to vote.

Section 2. Any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of stockholders of the Corporation and may not be effected by any consent in writing by such stockholders.”

SECOND: The foregoing amendment was duly adopted in accordance with Section 242 of the DGCL and the terms of Articles XI and XII of the Fourth Amended and Restated Certificate of Incorporation of the Company as in effect immediately prior to the effective time of this Certificate of Amendment.

IN WITNESS WHEREOF, Google Inc. has caused this Certificate of Amendment to be duly executed in its corporate name this ______ day of ___________, 2016.

GOOGLE INC.

By:
Name:	Kent Walker
Title:	Assistant Secretary

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INFORMATION CONCERNING ALPHABET’S ANNUAL MEETING OF STOCKHOLDERS

To Our Stockholders:

We are pleased to invite you to attend Alphabet’s 2016 Annual Meeting of Stockholders to be held on Wednesday, June 8, 2016 at 9:00 a.m., local time, at Alphabet’s headquarters located at:

1600 Amphitheatre Parkway
Mountain View, California 94043

Check-in begins at the Shoreline Amphitheatre at 7:30 a.m., local time. The Shoreline Amphitheatre is located at:

1 Amphitheatre Parkway
Mountain View, California 94043
Meeting begins at 9:00 a.m.

If You Plan to Attend the Annual Meeting:

•	It is important that you let us know in advance by marking the appropriate box on the enclosed proxy card if you requested to receive printed proxy materials, or, if you vote by telephone or Internet, indicating your plans when prompted.

•	If you are a beneficial owner, like a vast majority of our stockholders, you may not vote your shares in person at the Annual Meeting unless you obtain a “legal proxy” from the broker, bank, trustee, or nominee that holds your shares giving you the right to vote the shares at the Annual Meeting. Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy or voting instructions as described in the proxy statement so that your vote will be counted if you later decide not to attend the Annual Meeting.

•	Please note that space limitations make it necessary for us to limit attendance to our stockholders. Only Alphabet stockholders of Class A and/or Class B common stock as of the close of business on April 11, 2016 are entitled to vote at our Annual Meeting.

•	You must be registered to be admitted to the Annual Meeting. Registration will take place at the Shoreline Amphitheatre (see directions below). Parking will only be available at the Shoreline Amphitheatre.

•	Admission will be on a first-come, first-served basis. Check-in and registration will begin promptly at 7:30 a.m., local time. Alphabet will be serving breakfast to attendees.

•	Each stockholder should be prepared to present:

(1)	Valid photo identification, such as a driver’s license or passport; and

(2)	Stockholders holding their shares through a broker, bank, trustee, or nominee will need to bring proof of beneficial ownership as of the Record Date, such as their most recent account statement reflecting their stock ownership prior to April 11, 2016, a copy of the voting instruction form provided by their broker, bank, trustee, or nominee, or similar evidence of ownership.

•	Cameras, recording devices, and other electronic devices, such as smartphones, will not be permitted at the Annual Meeting. Photography is prohibited at the Annual Meeting. Please also do not bring large bags or packages to the Annual Meeting.

•	Please allow ample time for check-in. For security reasons, you and your bags will be subject to search prior to your admittance to the Annual Meeting.

Directions to Shoreline Amphitheatre from either San Jose or San Francisco:

(1)	Follow Route 101 to the Rengstorff Avenue/Amphitheatre Parkway exit.

(2)	Follow the signs to the Amphitheatre (cross back over 101 if you are coming from the north/just stay right if you are coming from the south).

(3)	Go through the signal at Charleston Road and continue on Amphitheatre Parkway. You will pass Alphabet on your right.

(4)	Turn left at Bill Graham Parkway and follow the signs to Lot C.

Parking will only be available at the Shoreline Amphitheatre. We will provide a shuttle bus to take you to our headquarters for the Annual Meeting.

* * * * *

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N Shoreline Blvd
Shoreline Park at Mountain View
Shoreline Golf Links
Kite Lot
North Rd
Shoreline Amphitheatre
Parking Shuttle Stop
Crittenden Ln
Parking Area
Amphitheatre Pkwy
Stierlin Ct
LinkedIn
ALPHABET
Googleplex
Charleston Rd
Alta Ave
Huff Ave
Joaquin Rd
Charleston Rd
Shorebird Way
Bayshore Fwy
Space Park Way
N Shoreline Blvd
Plymouth St
Movies
Santiago Villa
El Centro
Monterey Villa
Hermosa
La Paz
Century Cinema 16
Computer History Museum
Sierra Vista Ave
Spring St
Morgan St
La Avenida St
Crittenden Middle School
Terra Bella Ave
101
Stevens Creek Trail

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PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION

Alphabet

IMPORTANT ANNUAL MEETING INFORMATION

000004

ENDORSEMENT_LINE______________ SACKPACK_____________

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

Admission Ticket

C123456789

000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext

Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on June 8, 2016.

Vote by Internet

- Go to **www.envisionreports.com/googl**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch-tone telephone
- Follow the instructions provided by the recorded message

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

1234 5678 9012 345

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Election of Directors — The Board of Directors recommends a vote FOR the listed nominees.

1. Nominees:

Nominee	For	Withhold	Nominee	For	Withhold	Nominee	For	Withhold
01 - Larry Page	☐	☐	02 - Sergey Brin	☐	☐	03 - Eric E. Schmidt	☐	☐
04 - L. John Doerr	☐	☐	05 - Diane B. Greene	☐	☐	06 - John L. Hennessy	☐	☐
07 - Ann Mather	☐	☐	08 - Alan R. Mulally	☐	☐	09 - Paul S. Otellini	☐	☐
10 - K. Ram Shriram	☐	☐	11 - Shirley M. Tilghman	☐	☐			

+

B Proposals — The Board of Directors recommends a vote FOR Proposals 2, 3 and 4, and AGAINST Proposals 5, 6, 7, 8, 9 and 10.

C 1234567890 JNT

1 U P X 2 7 5 4 4 7 1

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

+

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2016 Annual Meeting Admission Ticket

2016 Annual Meeting of
Alphabet's Stockholders

Upon arrival, please present this admission ticket and photo identification at the registration desk located at the Shoreline Amphitheatre.

Alphabet Inc. 2016 Annual Meeting of Stockholders - Parking and Registration Map

If You Plan to Attend the Annual Meeting:

▼ **IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.** ▼

Proxy — Alphabet Inc.

This proxy is solicited by the Board of Directors for use at the Annual Meeting on June 8, 2016.

You hereby authorize Larry Page, Eric E. Schmidt, Ruth M. Porat, David C. Drummond and Kent Walker, or any of them, each with full power of substitution, to represent you and vote all of your shares of Class A common stock and/or Class B common stock of Alphabet Inc. held of record as of the close of business on April 11, 2016, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Alphabet Inc., on June 8, 2016 or at any postponement or adjournment thereof. You hereby revoke all proxies previously given.

The shares of stock you hold in your account will be voted as you specify on the reverse side.

In their discretion, Larry Page, Eric E. Schmidt, Ruth M. Porat, David C. Drummond and Kent Walker, or any of them, are authorized to vote upon such other business as may properly come before the Annual Meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED "FOR" ALL DIRECTOR NOMINEES, "FOR" PROPOSALS 2, 3 AND 4, "AGAINST" PROPOSALS 5, 6, 7, 8, 9 AND 10, AND IN THE DISCRETION OF THE PROXYHOLDERS ON ANY OTHER MATTER THAT PROPERLY COMES BEFORE THE MEETING.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL DIRECTOR NOMINEES, "FOR" PROPOSALS 2, 3 AND 4, AND A VOTE "AGAINST" PROPOSALS 5, 6, 7, 8, 9 AND 10.

C Non-Voting Items

Change of Address — Please print new address below.

Meeting Attendance
Mark box to the right if you plan to attend the Annual Meeting. ☐

D Authorized Signatures — This section must be completed for your vote to be counted — Date and Sign Below

Please sign exactly as your name(s) appear on the proxy. If held in joint tenancy, all persons must sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - D ON BOTH SIDES OF THIS CARD.